UNITED  STATES  SECURITIES  AND  EXCHANGE  COMMISSION
WASHINGTON,  D.C.  20549

FORM  N-CSR

CERTIFIED  SHAREHOLDER  REPORT  OF  REGISTERED
MANAGEMENT  INVESTMENT  COMPANIES

INVESTMENT  COMPANY  ACT  FILE  NUMBER              811-04087
                                       ------------------------------------

EXETER  FUND,  INC.
---------------------------------------------------------------------------
(EXACT  NAME  OF  REGISTRANT  AS  SPECIFIED  IN  CHARTER)


1100  CHASE  SQUARE,   ROCHESTER,  NY                14604
----------------------------------------------------------------------------
(ADDRESS  OF  PRINCIPAL  EXECUTIVE  OFFICES)         (ZIP  CODE)


B.  REUBEN  AUSPITZ     1100  CHASE  SQUARE,   ROCHESTER,  NY  14604
-----------------------------------------------------------------------------
(NAME  AND  ADDRESS  OF  AGENT  FOR  SERVICE)


REGISTRANT'S  TELEPHONE  NUMBER,  INCLUDING  AREA  CODE:     585-325-6880
                                                        ---------------------


DATE  OF  FISCAL  YEAR  END:                      OCTOBER  31,  2003
                            -------------------------------------------------


DATE  OF  REPORTING  PERIOD:   NOVEMBER  1,  2002  THROUGH  OCTOBER  31, 2003
                            -------------------------------------------------

FORM N-CSR IS TO BE USED BY MANAGEMENT INVESTMENT COMPANIES TO FILE REPORTS WITH THE COMMISSION NOT LATER THAN 10 DAYS AFTER THE TRANSMISSION TO STOCKHOLDERS OF ANY REPORT THAT IS REQUIRED TO BE TRANSMITTED TO STOCKHOLDERS UNDER RULE 30E-1 UNDER THE INVESTMENT COMPANY ACT OF 1940 (17 CFR 270.30E-1). THE COMMISSION MAY USE THE INFORMATION PROVIDED ON FORM N-CSR IN ITS REGULATORY, DISCLOSURE REVIEW, INSPECTION, AND POLICYMAKING ROLES.

A REGISTRANT IS REQUIRED TO DISCLOSE THE INFORMATION SPECIFIED BY FORM N-CSR, AND THE COMMISSION WILL MAKE THIS INFORMATION PUBLIC. A REGISTRANT IS NOT REQUIRED TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN FORM N-CSR UNLESS THE FORM DISPLAYS A CURRENTLY VALID OFFICE OF MANAGEMENT AND BUDGET ("OMB") CONTROL NUMBER. PLEASE DIRECT COMMENTS CONCERNING THE ACCURACY OF THE INFORMATION COLLECTION BURDEN ESTIMATE AND ANY SUGGESTIONS FOR REDUCING THE BURDEN TO SECRETARY, SECURITIES AND EXCHANGE COMMISSION, 450 FIFTH STREET, NW, WASHINGTON, DC 20549-0609. THE OMB HAS REVIEWED THIS COLLECTION OF INFORMATION UNDER THE CLEARANCE REQUIREMENTS OF 44 U.S.C. SECTION 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS


December  29,  2003


To  Shareholders  of  the  following  Series  of  the  Exeter  Fund:

Pro-Blend sm  Conservative  Term  Series
Pro-Blend sm  Moderate  Term  Series
Pro-Blend sm  Extended  Term  Series
Pro-Blend sm  Maximum  Term  Series
Tax  Managed  Series
Equity  Series
Overseas  Series

Dear  Shareholder:

Enclosed are copies of the Annual Reports for each of the above Series of the Exeter Fund in which you owned shares as of October 31, 2003. The reports include information about the Series' performance as well as portfolio listings as of that date.

Please contact our Fund Services department at 1-800-466-3863 if you have any questions about your Exeter Fund account.

Sincerely,

/s/  Amy  J.  Williams

Amy  J.  Williams
Fund  Services  Manager

EXETER  FUND,  INC.
ANNUAL  REPORT
OCTOBER  31,  2003
OVERSEAS  SERIES

Management  Discussion  and  Analysis (unaudited)

Dear  Shareholders:

The Overseas Series turned in a strong absolute return for the twelve-month period ended October 31, 2003. Although it did not match the return of its benchmark, the Morgan Stanley Capital International (MSCI) All Country World Index Free ex U.S. in the short-term, the Series has outperformed by a substantial margin for periods three years and longer.

Our team of analysts uses time-tested investment strategies to choose stocks for the portfolio. These strategies include the Bankable Deal Strategy, the Hurdle
Rate  Strategy,  and  the  Profile  Strategy.   Our  investment  approach  also
considers valuation measures, and we avoid stocks whose valuations do not appear justified according to our analysis.

The  Bankable  Deal  Strategy seeks out companies selling at extremely depressed prices,  such  that  we  expect  market  forces  will seek to realize the value.
Holdings purchased under the strategy over the past several years include hotels, chemicals and utilities. All were selling at depressed levels at the time of purchase. For example, the hotel stocks were purchased at bargain prices after the September 11th attacks led investors to panic and dump travel-related stocks. These stocks have performed very well over the past year.

The Series has a large position in the basic materials sector relative to its benchmark. These holdings include pulp and paper producers, and metal and mining companies. Most of these companies were purchased under the Hurdle Rate Strategy. The purchases were executed while industry participants were experiencing depressed returns that made operation of some facilities unprofitable. Under this strategy, as excess capacity is removed from the system through closures and/or bankruptcies within a particular industry, we expect pricing power, and thus profitability, to be restored to the surviving companies. The Series also holds energy equipment and services providers, and industrial transportation companies under the Hurdle Rate Strategy, but it is underweight in both these sectors relative to its benchmark. As a group, the stocks purchased under the Hurdle Rate Strategy significantly outperformed the benchmark, as the prices of commodities and oil and shipping rates increased significantly.

The Series has a large investment in consumer staples companies relative to the benchmark. This is also true, to a lesser extent, for the health care sector. These holdings were largely added under our Profile Strategy. The Profile Strategy seeks companies that have a defensible competitive advantage that allows them to grow sales faster than their competitors. Some media, information technology and telecommunication companies also fit into this strategy. The Series' position size in these three sectors is below the benchmark weighting. As a group, these companies have underperformed the benchmark over the past year, but we believe they will be strong contributors to the Series' returns over the long term.

The most visible reason for the Series' short-term underperformance relative to the MSCI All Country World Index Free ex U.S. was the lack of financial stocks in the portfolio. The index has a 25% weighting in financials and the Series has none. Financials were strong performers for the index, but the Fund does not own any due to lack of strategy fit and their generally high valuations in the current environment.

Going forward, we expect the recovery to be a moderate one due to continuing overcapacity and debt loads, which are remnants of the long bull market. The Series will continue to search out attractively priced equities that fit our investment strategies.

In light of recent allegations of trading abuses in the mutual fund industry, including investigations by the SEC and several state attorneys general, we would like to let you know that we do not accept mutual fund trades after the close of the New York Stock Exchange. In addition, we have been actively monitoring trading activity in the Fund for many years, and we have blocked market timers in those few instances when we have found suspicious activity. Moreover, in light of recent allegations of abuses in the mutual fund industry, we have been investigating, and are continuing to monitor, the Exeter Fund's trading records to ensure that the Exeter Fund has not been the victim of improper trading activity. To date, our investigation has not uncovered any evidence of improper activity by either third parties (such as hedge funds or trading platforms) or our own investment and research personnel.

As  always,  we  appreciate  the  opportunity  to  serve  you.


Sincerely,

Exeter  Asset  Management

Management  Discussion  and  Analysis (unaudited)

<graphic>
<pie  chart>

Portfolio  Allocation  by  Country*  -  As  of  10/31/03



Australia                                                          5.3%
Bahamas                                                            2.2%
Brazil                                                             5.4%
Canada                                                             3.1%
France                                                             7.4%
Germany                                                            8.7%
Japan                                                              4.0%
Mexico                                                             4.6%
Netherlands                                                        3.9%
Norway                                                             5.5%
Spain                                                              2.2%
Switzerland                                                       10.7%
United Kingdom                                                    16.8%
Miscellaneous**                                                    8.7%
Cash, short-term investments, and liabilities, less other assets  11.5%



*As  a  percentage  of  net  assets.
**Miscellaneous
Belgium
Bermuda
Guernsey
Hong  Kong
Ireland
South  Korea

Performance  Update  as  of  October  31,  2003 (unaudited)



Exeter Fund, Inc.
Overseas Series1

                                                        Total Return
                                                     --------------------
                                       Growth of
Through                                 $10,000                   Average
10/31/03                              Investment    Cumulative2   Annual2
-------------------------------------------------------------------------
One Year                              $    12,488      24.88%      24.88%
Five Year                             $    15,338      53.38%       8.93%
Inception                             $    15,660      56.60%       9.17%






Morgan Stanley Capital International (MSCI)
All Country World Index Free ex U.S.3


                                                            Total Return
                                                        --------------------
                                         Growth of
Through                                   $10,000                    Average
10/31/03                                Investment     Cumulative2   Annual2
----------------------------------------------------------------------------
One Year                                $    13,040       30.40%      30.40%
Five Year                               $    10,702        7.02%       1.37%
Inception                               $    11,823       18.23%       3.35%



The value of a $10,000 investment in the Exeter Fund, Inc. - Overseas Series from its inception (9/23/98) to present (10/31/03) as compared to the MSCI All Country World Index Free ex U.S.

<graphic>
<line  chart>

Data  for  line  chart  to  follow:



            Exeter Fund, Inc.                   MSCI
Date         Overseas Series    All Country World Index Free ex U.S.
9/23/1998   $           10,000  $                              10,000
10/31/1998              10,210                                 11,048
10/31/1999              12,540                                 13,838
10/31/2000              14,500                                 13,552
10/31/2001              13,540                                 10,174
10/31/2002              12,540                                  9,067
10/31/2003              15,660                                 11,823



1For periods prior to the inception of the Series on July 10, 2002, the performance figures reflect the performance of the Exeter Trust Company Group Trust for Employee Benefit Plans - International Equity Collective Investment Trust (the "Collective"), which was managed by the Advisor and reorganized into the Series. The Collective was not open to the public generally, or registered under the Investment Company Act of 1940 (the "1940 Act"), or subject to certain restrictions that are imposed by the 1940 Act. If the Collective had been registered under the 1940 Act, performance may have been adversely affected. Because the fees of the Collective were lower than the Series' fees, historical performance would have been lower if the Collective had been subject to the same fees.
2Performance numbers for the Series are calculated from September 23, 1998, the Collective's inception date (see Note 1 above). Prior to 2001, the MSCI All Country World Index Free ex U.S. only published month-end numbers; therefore, performance numbers for the Index are calculated from September 30, 1998. The Series' performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series' performance is historical and may not be indicative of future results. 3The MSCI All Country World Index Free ex U.S. is a free float-adjusted market capitalization index that is designed to measure equity performance in the global developed and emerging markets and consists of 48 developed and emerging market country indices excluding the United States. The Index is denominated in U.S. Dollars. The Index returns assume daily reinvestment of dividends and, unlike Series returns, do not reflect any fees or expenses.

Investment  Portfolio  -  October  31,  2003



                                                                           VALUE
                                                                 SHARES   (NOTE 2)
COMMON STOCKS - 88.5%
AEROSPACE & DEFENSE - 2.2%
Empresa Brasileira de Aeronautica S.A. (Embraer) - ADR (Brazil)     600  $ 15,570
                                                                         ---------

BEVERAGES - 1.9%
Interbrew (Belgium)                                                 575    13,462
                                                                         ---------
BIOTECHNOLOGY - 3.6%
Celltech Group plc* (United Kingdom)                              3,200    24,925
                                                                         ---------
CHEMICALS - 6.5%
Akzo Nobel N.V. (Netherlands)                                       600    18,972
Imperial Chemical Industries plc (United Kingdom)                 3,900    12,823
Lonza Group AG (Switzerland)                                        175     8,584
Syngenta AG - ADR (Switzerland)                                     500     5,385
                                                                         ---------
                                                                           45,764
                                                                         ---------

DIVERSIFIED TELECOMMUNICATION SERVICES - 2.2%
Telefonica S.A. - ADR* (Spain)                                      416    15,558
                                                                         ---------
ELECTRIC UTILITIES - 1.9%
Korea Electric Power Corp. (KEPCO) - ADR (South Korea)            1,200    13,020
                                                                         ---------
ENERGY EQUIPMENT & SERVICES - 5.6%
Compagnie Generale de Geophysique S.A. (CGG)* (France)              200     5,580
Precision Drilling Corp.* (Canada)                                  350    13,783
Smedvig ASA - Class A (Norway)                                    2,900    20,093
                                                                         ---------
                                                                           39,456
                                                                         ---------
FOOD & STAPLES RETAILING - 1.2%
Koninklijke Ahold N.V. - ADR* (Netherlands)                       1,000     8,470
                                                                         ---------
FOOD PRODUCTS - 9.4%
Cadbury Schweppes plc (United Kingdom)                            1,600    10,256
Nestle S.A. (Switzerland)                                           125    27,521
Unilever plc - ADR (United Kingdom)                                 825    28,215
                                                                         ---------
                                                                           65,992
                                                                         ---------
HOTELS, RESTAURANTS & LEISURE - 5.8%
Club Mediterranee S.A.* (France)                                    600    22,711
The Hongkong & Shanghai Hotels Ltd. (Hong Kong)                   9,000     5,447
Mandarin Oriental International Ltd.* (Bermuda)                   9,000     4,635
Shangri-La Asia Ltd. (Hong Kong)                                  8,000     7,675
                                                                         ---------
                                                                           40,468
                                                                         ---------



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  October  31,  2003



                                                                VALUE
                                                      SHARES   (NOTE 2)
HOUSEHOLD DURABLES - 4.7%
Sony Corp. - ADR (Japan)                                 800  $ 28,160
Waterford Wedgwood plc (Ireland)                      15,300     5,157
                                                               --------
                                                                33,317
                                                               --------
HOUSEHOLD PRODUCTS - 5.4%
Henkel KGaA (Germany)                                    200    14,650
Kimberly-Clark de Mexico S.A. de C.V. - ADR (Mexico)   1,900    23,014
                                                               --------
                                                                37,664
                                                               --------
MARINE - 2.7%
Odfjell ASA - Class A (Norway)                         1,000    18,665
                                                               --------
MEDIA - 7.7%
The News Corp. Ltd. - ADR (Australia)                  1,250    36,875
Reed Elsevier plc - ADR (United Kingdom)                 550    17,396
                                                               --------
                                                                54,271
                                                               --------
METALS & MINING - 2.4%
Alcan, Inc. (Canada)                                     200     7,986
Grupo Mexico S.A. de C.V.* (Mexico)                    5,050     8,856
                                                               --------
                                                                16,842
                                                               --------
MULTI-UTILITIES & UNREGULATED POWER - 0.9%
International Power plc - ADR* (United Kingdom)          275     6,174
                                                               --------
OIL & GAS - 3.9%
Petroleo Brasileiro S.A. (Petrobras) - ADR (Brazil)      525    11,424
Teekay Shipping Corp. (Bahamas)                          325    15,642
                                                               --------
                                                                27,066
                                                               --------
PAPER & FOREST PRODUCTS - 1.5%
Aracruz Celulose S.A. - ADR (Brazil)                     375    10,537
                                                               --------
PERSONAL PRODUCTS - 3.4%
Clarins S.A. (France)                                    416    23,730
                                                               --------
PHARMACEUTICALS - 11.3%
Merck KGaA (Germany)                                     700    24,819
Novartis AG - ADR (Switzerland)                          875    33,574
Schering AG (Germany)                                    450    21,160
                                                               --------
                                                                79,553
                                                               --------
SOFTWARE - 1.7%
Amdocs Ltd.* (Guernsey)                                  550    11,803
                                                               --------
WIRELESS TELECOMMUNICATION SERVICES - 2.6%
Vodafone Group plc - ADR (United Kingdom)                850    17,977
                                                               --------
TOTAL COMMON STOCKS
(Identified Cost $565,202)                                     620,284
                                                               --------



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  October  31,  2003



                                              SHARES/         VALUE
                                         PRINCIPAL AMOUNT    (NOTE 2)
SHORT-TERM INVESTMENTS - 12.2%
Dreyfus Treasury Cash Management -
Institutional Shares                                15,465  $ 15,465
U.S. Treasury Bill, 12/4/2003                     $ 70,000    69,944
                                                            ---------
TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $85,409)                                     85,409
                                                            ---------
TOTAL INVESTMENTS - 100.7%
(Identified Cost $650,611)                                   705,693
LIABILITIES, LESS OTHER ASSETS - (0.7%)                       (4,653)
                                                            ---------
NET ASSETS - 100%                                           $701,040
                                                            =========



*Non-income  producing  security
ADR  -  American  Depository  Receipt

The Series' portfolio holds, as a percentage of net assets, greater than 10% in the following countries: United Kingdom - 16.8%; Switzerland - 10.7%.

The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statement  of  Assets  &  Liabilities
October  31,  2003




ASSETS:
Investments, at value (identified cost $650,611) (Note 2)                       $705,693
Foreign currency, at value (cost $99)                                                100
Dividends receivable                                                                 368
Foreign tax reclaims receivable                                                      344
Receivable from investment advisor (Note 3)                                       37,617
                                                                                ---------
TOTAL ASSETS                                                                     744,122
                                                                                ---------
LIABILITIES:

Accrued fund accounting fees (Note 3)                                              8,457
Accrued transfer agent fees (Note 3)                                               6,307
Audit fees payable                                                                26,749
Other payables and accrued expenses                                                1,569
                                                                                ---------
TOTAL LIABILITIES                                                                 43,082
                                                                                ---------
TOTAL NET ASSETS                                                                $701,040
                                                                                =========
NET ASSETS CONSIST OF:

Capital stock                                                                   $    448
Additional paid-in-capital                                                       673,508
Undistributed net investment income                                                6,822
Accumulated net realized loss on investments and other assets and liabilities    (34,836)
Net unrealized appreciation on investments and other assets and liabilities       55,098
                                                                                ---------
TOTAL NET ASSETS                                                                $701,040
                                                                                =========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
PRICE PER SHARE  ($701,040/44,752 shares)                                       $  15.66
                                                                                =========



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statement  of  Operations

For  the  Year  Ended  October  31,  2003



INVESTMENT INCOME:
Dividends (net of foreign tax withheld, $1,303)     $  12,381
Interest                                                  519
                                                    ----------
Total Investment Income                                12,900
                                                    ----------
EXPENSES:

Management fees (Note 3)                                5,850
Fund accounting fees (Note 3)                          51,800
Transfer agent fees (Note 3)                           24,975
Directors' fees (Note 3)                                6,770
Audit fees                                             26,400
Custodian fees                                          2,950
Miscellaneous                                           4,064
                                                    ----------
Total Expenses                                        122,809
Less reduction of expenses (Note 3)                  (116,662)
                                                    ----------
Net Expenses                                            6,147
                                                    ----------
NET INVESTMENT INCOME                                   6,753
                                                    ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:


Net realized gain on -
Investments                                             6,417
Foreign currency and other assets and liabilities          53
                                                    ----------
                                                        6,470
                                                    ----------
Net change in unrealized appreciation (depreciation) on -
Investments                                           121,718
Foreign currency and other assets and liabilities          14
                                                    ----------
                                                      121,732
                                                    ----------
NET REALIZED AND UNREALIZED GAIN ON
INVESTMENTS                                           128,202
                                                    ----------
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS                                          $ 134,955
                                                    ==========



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statements  of  Changes  in  Net  Assets



                                                                                 FOR THE PERIOD
                                                                                     7/10/02
                                                          FOR THE                 (COMMENCEMENT
                                                         YEAR ENDED              OF OPERATIONS)
                                                          10/31/03                TO 10/31/02
                                                         ------------            --------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income (loss)                             $     6,753             $        (163)
Net realized gain (loss) on investments                        6,470                    (7,533)
Net change in unrealized appreciaton (depreciation) on
investments                                                  121,732                   (66,634)
                                                         ------------            --------------
Net increase (decrease) from operations                      134,955                   (74,330)
                                                         ------------            --------------
CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)         56,328                   584,087
                                                         ------------            --------------
Net increase in net assets                                   191,283                   509,757

NET ASSETS:

Beginning of period                                          509,757                         -
                                                         ------------            --------------
END OF PERIOD (including undistributed net investment
income of $6,822 and $0, respectively)                   $   701,040             $     509,757
                                                         ============            ==============



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Financial  Highlights




                                                      FOR THE       FOR THE PERIOD
                                                     YEAR ENDED      7/10/02 1 TO
                                                      10/31/03         10/31/02
                                                    -----------   ----------------
PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD):

NET ASSET VALUE - BEGINNING OF PERIOD               $     12.54   $         14.37
                                                    -----------   ----------------
Income (loss) from investment operations:
Net investment income (loss)                               0.15                -4
Net realized and unrealized gain (loss) on
investments                                                2.97             (1.83)
                                                    -----------   ----------------
Total from investment operations                           3.12             (1.83)
                                                    -----------   ----------------
NET ASSET VALUE - END OF PERIOD                     $     15.66   $         12.54
                                                    ===========   ================
Total return2                                             24.88%          (12.73%)

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
Expenses*                                                  1.05%           1.05%3
Net investment income (loss)                               1.15%         (0.10%)3

Portfolio turnover                                           30%               12%

NET ASSETS - END OF PERIOD (000's omitted)          $       701   $           510
                                                    ===========   ================


*The investment advisor did not impose its management fee and paid a portion of the Series' expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have been increased as follows:



19.95%  33.12%3




1Commencement  of  operations.
2Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the period. Periods less than one year are not annualized.
3Annualized.
4Less  than  $0.01.

The  accompanying  notes  are  an  integral  part  of  the financial statements.

Notes  to  Financial  Statements

1.  ORGANIZATION

Overseas Series (the "Series") is a no-load, non-diversified series of Exeter Fund, Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series' investment objective is to provide long-term capital growth by investing principally in the common stocks of companies located around the world.

Shares of the Series are offered to investors and employees of Manning & Napier Advisors, Inc. (the "Advisor"), doing business as Exeter Asset Management, and its affiliates. The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of October 31, 2003, 960 million shares have been designated in total among 18 series, of which 50 million have been designated as Overseas Series common stock.

2.  SIGNIFICANT  ACCOUNTING  POLICIES

SECURITY  VALUATION
Portfolio securities, including domestic equities, foreign equities and options, listed on an exchange, excluding the NASDAQ National Market System, are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund's pricing service. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they are valued at their fair value, taking this trading or these events into account. Fair value is determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

SECURITY  TRANSACTIONS,  INVESTMENT  INCOME  AND  EXPENSES
Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income and expenses are recorded on an accrual basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund's Directors, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

FOREIGN  CURRENCY  TRANSLATION
The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the

Notes  to  Financial  Statements

FOREIGN CURRENCY TRANSLATION (continued) respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

FEDERAL  TAXES
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

DISTRIBUTIONS  OF  INCOME  AND  GAINS
Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

OTHER
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
Actual  results  could  differ  from  those  estimates.

3.  TRANSACTIONS  WITH  AFFILIATES

The Fund has an Investment Advisory Agreement (the "Agreement") with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Series' average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series' organization. The Advisor also provides the Fund with necessary office space and fund administration services. The salaries of all officers of the Fund, and of all Directors who are "affiliated persons" of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each "non-affiliated" Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a per meeting fee for each active series of the Fund plus a fee for each committee meeting.

The Advisor has contractually agreed, until at least February 28, 2005, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total expenses for the Series at no more than 1.05% of average daily net assets each year. Accordingly, the Advisor did not impose its fee of $5,850 and assumed expenses amounting to $110,812 for the year ended October 31, 2003, which is reflected as a reduction of expenses on the Statement of Operations.

Notes  to  Financial  Statements

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor acts as the Fund's accounting services agent. For these services, the Fund pays the Advisor a fee of 0.04% of each series' daily net assets, calculated daily and payable monthly, with a minimum annual fee of $48,000 per series plus out-of-pocket expenses. The Advisor has entered into an agreement with BISYS Fund Services Ohio, Inc. ("BISYS") under which BISYS serves as sub-accounting services agent.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Series pays an annual fee of $25,000, an additional $37.50 per account, plus out-of-pocket expenses. The Advisor has entered into an agreement with BISYS under which BISYS serves as sub-transfer agent.

4.  PURCHASES  AND  SALES  OF  SECURITIES

For the year ended October 31, 2003, purchases and sales of securities, other than United States Government securities and short-term securities, were $200,662 and $152,442, respectively. There were no purchases or sales of United States Government securities.

5.  CAPITAL  STOCK  TRANSACTIONS

Transactions  in  shares  of  Overseas  Series  were:



                                                  FOR THE PERIOD 7/10/02
                    FOR THE YEAR               (COMMENCEMENT OF OPERATIONS)
                   ENDED 10/31/03                       TO 10/31/02
           -----------------------------       ----------------------------
                 Shares          Amount              Shares        Amount
                -----------   ----------            --------    -----------
Sold                  4,145   $  57,055              40,868      $586,602
Repurchased             (53)       (727)               (208)       (2,515)
                -----------   ----------            --------    -----------
Total                 4,092   $  56,328              40,660      $584,087
                ===========   ==========            ========    ===========




The Series was formed on July 10, 2002 with an initial contribution of cash and securities in-kind, which had a market value of $582,040, representing the net assets of Exeter Trust Company Group Trust for Employee Benefit Plans - International Equity Collective Investment Trust, on the date of contribution, in exchange for 40,504 shares of the Series. For tax purposes, the Series recorded the contribution on a tax-free basis at a cost of $649,191.

At October 31, 2003, the retirement plan of the Advisor and its affiliates owned 43,989 shares of the Series (98.3% of shares outstanding) valued at $688,868.

6.  FINANCIAL  INSTRUMENTS

The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on October 31, 2003.

Notes  to  Financial  Statements

7.  FOREIGN  SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the United States Government.

8.  FEDERAL  INCOME  TAX  INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including differences in the cost basis of securities contributed in-kind and foreign currency gains and losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations , without impacting the Series' net asset value. Any such reclassifications are not reflected in the financial highlights.

At October 31, 2003, the tax basis components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes were as follows:



Cost for federal income tax purposes    $684,740

Unrealized appreciation                 $ 49,354
Unrealized depreciation                  (28,401)
                                        ---------
Net unrealized appreciation             $ 20,953
Undistributed ordinary income              6,822
Capital loss carryover                    34,836



The capital loss carryover, disclosed above, available to the extent allowed by tax law to offset future net capital gain, if any, will expire as follows:

Loss Carryover    Expiration Date
------------   -------------------

$  24,325        October 31, 2010
$  10,511        October 31, 2011





9.  SUBSEQUENT  EVENT

Effective November 1, 2003, the fund accounting and transfer agent servicing agreement between the Fund and the Advisor was amended. Under the amended agreement, for providing fund accounting and transfer agent services, the Fund will pay the Advisor a fee of 0.15% of the Fund's net assets up to $900 million, 0.11% for the Fund's net assets between $900 million and $1.5 billion, and 0.07% for the Fund's net assets over $1.5 billion. These fee rates are scheduled to be reduced each year through 2007. Additionally, certain transaction and account-based fees and out-of-pocket expenses will be charged. Expenses not directly attributable to a series will be allocated based on each series' relative net assets.

Report  of  Independent  Auditors

To  the  Board  of  Directors  of Exeter Fund, Inc. and Shareholders of Overseas
Series:


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Overseas Series (a Series of Exeter Fund, Inc., hereafter referred to as the "Series") at October 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.


/s/ PRICEWATERHOUSECOOPERS  LLP
BOSTON,  MASSACHUSETTS
DECEMBER  12,  2003

Directors'  and  Officers'  Information  (unaudited)


The Statement of Additional Information provides additional information about the Fund's directors and officers and can be obtained without charge by calling 1-800-466-3863 or on the EDGAR Database on the SEC Internet website (http:\\www.sec.gov).



Name:                                              William Manning
Address:                                           1100 Chase Square
                                                   Rochester, NY 14604
Age:                                               66
Current Position(s) Held with Fund:                President
Term of Office & Length of Time Served:            N/A - Since 1985
Principal Occupation(s) During Past 5 Years:       Director of Investment Process, Director & Co-founder, Manning & Napier
                                                   Advisors, Inc.
                                                   Holds one or more of the following titles for various subsidiaries and affiliates: President, Founder, CEO, Treasurer or Member
Number of Portfolios Overseen within Fund Complex: 18
Other Directorships Held Outside Fund Complex:     N/A
-----------------------------------------------------------------------------------------------------------------------------------
Name:                                              B. Reuben Auspitz*
Address:                                           1100 Chase Square
                                                   Rochester, NY 14604
Age:                                               56
Current Position(s) Held with Fund:                Principal Executive Officer, Vice President, Chairman & Director
Term of Office & Length of Time Served:            N/A - Since 1984
Principal Occupation(s) During Past 5 Years:       Executive Vice President & Director, Manning & Napier Advisors, Inc.
                                                   Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Chairman, Treasurer or Member
Number of Portfolios Overseen within Fund Complex: 24**
Other Directorships Held Outside Fund Complex:     N/A
-----------------------------------------------------------------------------------------------------------------------------------
Name:                                              Martin Birmingham
Address:                                           1100 Chase Square
                                                   Rochester, NY 14604
Age:                                               82
Current Position(s) Held with Fund:                Director
Term of Office & Length of Time Served:            N/A - Since 1994
Principal Occupation(s) During Past 5 Years:       Advisory Trustee, The Freedom Forum (nonpartisan, international foundation)
Number of Portfolios Overseen within Fund Complex: 24**
Other Directorships Held Outside Fund Complex:     N/A
-----------------------------------------------------------------------------------------------------------------------------------
Name:                                              Harris H. Rusitzky
Address:                                           1100 Chase Square
                                                   Rochester, NY 14604
Age:                                               68
Current Position(s) Held with Fund:                Director, Audit Committee Member
Term of Office & Length of Time Served:            N/A - Since 1985
Principal Occupation(s) During Past 5 Years:       President, The Greening Group (business consultants)
Number of Portfolios Overseen within Fund Complex: 24**
Other Directorships Held Outside Fund Complex:     N/A
-----------------------------------------------------------------------------------------------------------------------------------

Directors'  and  Officers'  Information  (unaudited)



-----------------------------------------------------------------------------------------------------------------------------------
Name:                                               Peter L. Faber
Address:                                            1100 Chase Square
                                                    Rochester, NY 14604
Age:                                                65
Current Position(s) Held with Fund:                 Director
Term of Office & Length of Time Served:             N/A - Since 1987
Principal Occupation(s) During Past 5 Years:        Partner, McDermott, Will & Emery (law firm)
Number of Portfolios Overseen within Fund Complex:  24**
Other Directorships Held Outside Fund Complex:      New York City Partnership & Chamber of Commerce, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
Name:                                               Stephen B. Ashley
Address:                                            1100 Chase Square
                                                    Rochester, NY 14604
Age:                                                63
Current Position(s) Held with Fund:                 Director, Audit Committee Member
Term of Office & Length of Time Served:             N/A - Since 1996
Principal Occupation(s) During Past 5 Years:        Chairman, Director, President & Chief Executive Officer,
                                                    The Ashley Group (property management and investment)
Number of Portfolios Overseen within Fund Complex:  24**
Other Directorships Held Outside Fund Complex:      Genesee Corp.
                                                    The Ashley Group
                                                    Fannie Mae
-----------------------------------------------------------------------------------------------------------------------------------
Name:                                               Christine Glavin
Address:                                            1100 Chase Square
                                                    Rochester, NY 14604
Age:                                                37
Current Position(s) Held with Fund:                 Principal Financial Officer, Chief Financial Officer
Term of Office & Length of Time Served:             N/A - Since 2001
Principal Occupation(s) During Past 5 Years:        Fund Accounting Manager, Manning & Napier Advisors, Inc.
Number of Portfolios Overseen within Fund Complex:  24**
Other Directorships Held Outside Fund Complex:      N/A
-----------------------------------------------------------------------------------------------------------------------------------
Name:                                               Jodi L. Hedberg
Address:                                            1100 Chase Square
                                                    Rochester, NY 14604
Age:                                                35
Current Position(s) Held with Fund:                 Corporate Secretary
Term of Office & Length of Time Served:             N/A - Since 1997
Principal Occupation(s) During Past 5 Years:        Compliance Manager, Manning & Napier Advisors, Inc. & Affiliates
Number of Portfolios Overseen within Fund Complex:  24**
Other Directorships Held Outside Fund Complex:      N/A
-----------------------------------------------------------------------------------------------------------------------------------
Name:                                               Alaina V. Metz
Address:                                            1100 Chase Square
                                                    Rochester, NY 14604
Age:                                                36
Current Position(s) Held with Fund:                 Special Assistant Secretary
Term of Office & Length of Time Served:             N/A - Since 2002
Principal Occupation(s) During Past 5 Years:        Vice President, BISYS
Number of Portfolios Overseen within Fund Complex:  18
Other Directorships Held Outside Fund Complex:      N/A
-----------------------------------------------------------------------------------------------------------------------------------



*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of position with the investment advisor.
**Includes  portfolios  of  Exeter  Insurance  Fund,  Inc.

Exeter  Fund,  Inc.
Annual  Report
October  31,  2003
Equity  Series

Management  Discussion  and  Analysis  (unaudited)

DEAR  SHAREHOLDERS:

Equity markets have enjoyed a marked improvement in sentiment over the course of the past year. A year ago, investor pessimism reigned. At the time, we were in the midst of a fitful economic expansion that felt more like an economic contraction, and investors expressed the negativity that goes with a long and painful bear market. These market conditions were exacerbated by global political uncertainty during subsequent months.

Since marking its lows in March, the stock market has made steady upward progress. Investors made a tentative re-entry into the market on the basis of improving corporate earnings, and then the rally extended further as unfolding economic news began to lend credence to the recovery's sustainability. Ironically, this shift toward positive sentiment may have pushed equity valuations into questionable territory. The market may have come too far, too fast.

With a return of 17.82%, the Equity Series underperformed the S&P 500 Total Return Index over the same twelve-month period, largely due to our overweighted position in the Health Care sector. While this sector enjoyed a return of 5.92%, its return was low relative to the S&P 500 Total Return Index as a whole. Over the longer term, however, the Series has substantially outperformed its benchmark since its inception on May 1, 1998 (5.54% annualized, vs. 0.41% for the S&P 500 Total Return Index) and over the course of the current market cycle which began on April 1, 2000 (2.26% annualized, vs. -8.07% for the S&P 500 Total Return Index). The market cycle includes both periods of a falling stock market and a rising market, and the Series' performance during this period illustrates the success of our investment approach in different environments.

We continue to actively manage the portfolio in a manner consistent with our disciplines as the economic cycle unfolds. During the past year, for example, we have increased our exposure to the Energy sector, which is characterized by high barriers to entry and attractive valuations. As a result, we now maintain an overweight position in that sector at a point in time when economic growth is expected to increase demand and production capacity is limited. We continue to harbor strong expectations for the Health Care sector in the coming year based on emerging technologies and shifting demographics, and have selected several stocks from that sector in companies which we believe have a solid competitive advantage and are likely to produce strong returns over the long-term. During the past year, we harvested gains from the Consumer Discretionary sector through positions that were established during the period of collective despair.

Observation of the behavior of stock markets over the past year reinforces our long-standing conviction that our best hope of generating attractive returns lies in our fundamentals-driven investment approach. Conditions can change dramatically, and having the discipline to adjust sector weightings to changing conditions is essential.

In light of recent allegations of trading abuses in the mutual fund industry, including investigations by the SEC and several state attorneys general, we would like to let you know that we do not accept mutual fund trades after the close of the New York Stock Exchange. In addition, we have been actively monitoring trading activity in the Fund for many years, and we have blocked market timers in those few instances when we have found suspicious activity. Moreover, in light of recent allegations of abuses in the mutual fund industry, we have been investigating, and are continuing to monitor, the Exeter Fund's trading records to ensure that the Exeter Fund has not been the victim of improper trading activity. To date, our investigation has not uncovered any evidence of improper activity by either third parties (such as hedge funds or trading platforms) or our own investment and research personnel.

As  always,  we  appreciate  the  opportunity  to  serve  you.

Sincerely,


Exeter  Asset  Management

Management  Discussion  and  Analysis (unaudited)

<graphic>
<pie  chart>

Portfolio  Composition*  -  As  of  10/31/03



Capital Markets                                                   3.0%
Chemicals                                                         2.9%
Communications Equipment                                          7.3%
Electrical Equipment                                              2.6%
Energy Equipment & Services                                      14.8%
Food & Staples Retailing                                          2.9%
Food Products                                                     2.5%
Health Care Equipment & Supplies                                  8.8%
Hotels, Restaurants & Leisure                                     3.0%
Household Products                                                2.8%
IT Services                                                       2.6%
Media                                                             5.7%
Metals & Mining                                                   2.5%
Paper & Forest Products                                           2.5%
Pharmaceuticals                                                   9.3%
Road & Rail                                                       3.6%
Semiconductors & Semiconductor Equipment                          4.0%
Specialty Retail                                                  4.0%
Miscellaneous**                                                  13.4%
Cash, short-term investments and other assets, less liabilities   1.8%



*As  a  percentage  of  net  assets.
**Miscellaneous
Biotechnology
Commercial  Services  &  Supplies
Health  Care  Providers  &  Services
Leisure  Equipment  &  Products
Oil  &  Gas
Personal  Products
Software

Performance  Update  as  of  October  31,  2003 (unaudited)



Exeter Fund, Inc.- Equity Series1

                                                     Total Return
                                                 ---------------------
                                    Growth of
Through                              $10,000                   Average
10/31/03                           Investment    Cumulative2   Annual2
----------------------------------------------------------------------
One Year                           $    11,782      17.82%      17.82%
Five Year                          $    17,361      73.61%      11.66%
Inception                          $    13,455      34.55%       5.54%






Standard & Poor's (S&P) 500 Total Return Index3

                                                     Total Return
                                                 ---------------------
                                    Growth of
Through                              $10,000                   Average
10/31/03                           Investment    Cumulative2   Annual2
----------------------------------------------------------------------
One Year                           $    12,079      20.79%      20.79%
Five Year                          $    10,268       2.68%       0.53%
Inception                          $    10,228       2.28%       0.41%



The value of a $10,000 investment in the Exeter Fund, Inc. - Equity Series from its inception (5/1/98) to present (10/31/03) as compared to the S&P 500 Total Return Index.

<graphic>
<line  chart>

Data  for  line  chart  to  follow:



            Exeter Fund, Inc.   S&P 500 Total
Date          Equity Series      Return Index
5/1/1998    $           10,000  $       10,000
10/31/1998               7,750           9,961
10/31/1999              10,900          12,561
10/31/2000              14,080          13,278
10/31/2001              12,870           9,973
10/31/2002              11,420           8,468
10/31/2003              13,455          10,228



1For periods prior to the inception of the Series on July 10, 2002, the performance figures reflect the performance of the Exeter Trust Company Group Trust for Employee Benefit Plans - All-Equity Collective Investment Trust (the "Collective"), which was managed by the Advisor and reorganized into the Series. The Collective was not open to the public generally, or registered under the Investment Company Act of 1940 (the "1940 Act"), or subject to certain restrictions that are imposed by the 1940 Act. If the Collective had been registered under the 1940 Act, performance may have been adversely affected. Because the fees of the Collective were lower than the Series' fees, historical performance would have been lower if the Collective had been subject to the same fees.
2Performance numbers for the Series and Index are calculated from May 1, 1998, the Collective's inception date (see Note 1 above). The Series' performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series' performance is historical and may not be indicative of future results.
3The S&P 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter Market. The Index returns assume daily reinvestment of dividends and, unlike Series returns, do not reflect any fees or expenses.

Investment  Portfolio  -  October  31,  2003



                                                           VALUE
                                                  SHARES  (NOTE 2)
-------------------------------------------------------------------
COMMON STOCKS - 98.2%
BIOTECHNOLOGY - 2.1%
Charles River Laboratories International, Inc.*      775  $ 24,986
                                                          ---------
CAPITAL MARKETS - 3.0%
The Bank of New York Co., Inc.                       675    21,053
SEI Investments Co.                                  525    15,288
                                                          ---------
                                                            36,341
                                                          ---------
CHEMICALS - 2.9%
Minerals Technologies, Inc.                          650    35,620
                                                          ---------
COMMERCIAL SERVICES & SUPPLIES - 2.4%
Waste Management, Inc.                             1,100    28,512
                                                          ---------
COMMUNICATIONS EQUIPMENT - 7.3%
Lucent Technologies, Inc.*                         5,725    18,320
QUALCOMM, Inc.                                     1,475    70,063
                                                          ---------
                                                            88,383
                                                          ---------
ELECTRICAL EQUIPMENT - 2.6%
Emerson Electric Co.                                 550    31,212
                                                          ---------
ENERGY EQUIPMENT & SERVICES - 14.8%
Baker Hughes, Inc.                                   975    27,553
Cooper Cameron Corp.*                                525    22,481
Schlumberger Ltd.                                  1,000    46,970
Transocean, Inc.*                                  1,550    29,744
Varco International, Inc.*                         1,325    23,307
Weatherford International Ltd.*                      825    28,669
                                                          ---------
                                                           178,724
                                                          ---------
FOOD & STAPLES RETAILING - 2.9%
The Kroger Co.*                                    2,000    34,980
                                                          ---------
FOOD PRODUCTS - 2.5%
H.J. Heinz Co.                                       850    30,030
                                                          ---------
HEALTH CARE EQUIPMENT & SUPPLIES - 8.8%
Applera Corp. - Applied Biosystems Group           1,700    39,236
Beckman Coulter, Inc.                                475    23,584
Millipore Corp.*                                   1,000    43,850
                                                          ---------
                                                           106,670
                                                          ---------
HEALTH CARE PROVIDERS & SERVICES - 1.6%
WebMD Corp.*                                       2,450    19,085
                                                          ---------
HOTELS, RESTAURANTS & LEISURE - 3.0%
Carnival Corp.                                     1,025    35,783
                                                          ---------



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  October  31,  2003



                                                            VALUE
                                                 SHARES   (NOTE 2)
--------------------------------------------------------------------
HOUSEHOLD PRODUCTS - 2.8%
Kimberly-Clark Corp.                                650  $   34,327
                                                         -----------
IT SERVICES - 2.6%
First Data Corp.                                    875      31,237
                                                         -----------
LEISURE EQUIPMENT & PRODUCTS - 2.4%
Hasbro, Inc.                                      1,325      28,885
                                                         -----------
MEDIA - 5.7%
Hearst-Argyle Television, Inc.*                     675      16,342
Time Warner, Inc.*                                3,400      51,986
                                                         -----------
                                                             68,328
                                                         -----------
METALS & MINING - 2.5%
Alcoa, Inc.                                         950      29,991
                                                         -----------
OIL & GAS - 1.7%
Amerada Hess Corp.                                  400      20,648
                                                         -----------
PAPER & FOREST PRODUCTS - 2.5%
Bowater, Inc.                                       750      30,622
                                                         -----------
PERSONAL PRODUCTS - 1.8%
The Estee Lauder Companies, Inc. - Class A          575      21,499
                                                         -----------
PHARMACEUTICALS - 9.3%
Merck & Co., Inc.                                   550      24,338
Pfizer, Inc.                                      1,360      42,976
Schering-Plough Corp.                             2,950      45,047
                                                         -----------
                                                            112,361
                                                         -----------
ROAD & RAIL - 3.6%
Kansas City Southern*                             3,325      43,990
                                                         -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.0%
Texas Instruments, Inc.                           1,675      48,441
                                                         -----------
SOFTWARE - 1.4%
Network Associates, Inc.*                         1,175      16,368
                                                         -----------
SPECIALTY RETAIL - 4.0%
Foot Locker, Inc.                                   800      14,320
Office Depot, Inc.*                               2,250      33,593
                                                         -----------
                                                             47,913
                                                         -----------
TOTAL COMMON STOCKS
(Identified Cost $1,057,857)                              1,184,936
                                                         -----------



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  October  31,  2003



                                                   VALUE
                                        SHARES   (NOTE 2)
-----------------------------------------------------------
SHORT-TERM INVESTMENTS - 0.4%
Dreyfus Treasury Cash Management -
Institutional Shares
(Identified Cost $4,557)                 4,557  $    4,557
                                                -----------
TOTAL INVESTMENTS - 98.6%
(Identified Cost $1,062,414)                     1,189,493
OTHER ASSETS, LESS LIABILITIES - 1.4%               16,726
                                                -----------
NET ASSETS - 100%                               $1,206,219
                                                ===========



*Non-income  producing  security

The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statement  of  Assets  and  Liabilities

October  31,  2003


ASSETS:
Investments, at value (identified cost $1,062,414) (Note 2)  $1,189,493
Receivable for securities sold                                   61,790
Dividends receivable                                                466
Receivable from investment advisor (Note 3)                      26,225
                                                             ----------
TOTAL ASSETS                                                  1,277,974
                                                             ----------
LIABILITIES:

Accrued fund accounting fees (Note 3)                             7,784
Accrued transfer agent fees (Note 3)                              6,550
Payable for securities purchased                                 34,303
Audit fees payable                                               21,573
Other payables and accrued expenses                               1,545
                                                             ----------
TOTAL LIABILITIES                                                71,755
                                                             ----------
TOTAL NET ASSETS                                             $1,206,219
                                                             ==========
NET ASSETS CONSIST OF:

Capital stock                                               $       899
Additional paid-in-capital                                    1,102,618
Undistributed net investment income                                 621
Accumulated net realized loss on investments                    (24,998)
Net unrealized appreciation on investments                      127,079
                                                             ----------
TOTAL NET ASSETS                                             $1,206,219
                                                             ==========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
PRICE PER SHARE ($1,206,219/89,900 shares)                   $    13.42
                                                             ==========



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statement  of  Operations

For  the  Year  Ended  October  31,  2003




INVESTMENT INCOME:
Dividends                                              $  10,206
Interest                                                     370
                                                       ----------
Total Investment Income                                   10,576
                                                       ----------
EXPENSES:

Management fees (Note 3)                                   9,290
Fund accounting fees (Note 3)                             47,935
Transfer agent fees (Note 3)                              25,375
Directors' fees (Note 3)                                   6,770
Audit fees                                                20,597
Custodian fees                                             3,200
Miscellaneous                                              3,904
                                                       ----------
Total Expenses                                           117,071
Less reduction of expenses (Note 3)                     (107,295)
                                                       ----------
Net Expenses                                               9,776
                                                       ----------
NET INVESTMENT INCOME                                        800
                                                       ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

Net realized gain on investments                          41,987
Net change in unrealized appreciation on investments     126,200
                                                       ----------
NET REALIZED AND UNREALIZED GAIN ON
INVESTMENTS                                              168,187
                                                       ----------
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS                                             $ 168,987
                                                       ==========



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statements  of  Changes  in  Net  Assets




                                                          FOR THE      FOR THE PERIOD 7/10/02
                                                         YEAR ENDED       (COMMENCEMENT OF
                                                          10/31/03     OPERATIONS) TO 10/31/02
                                                         ----------   ------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income                                   $       800   $        1,217
Net realized gain (loss) on investments                      41,987           (3,742)
Net change in unrealized appreciation on investments        126,200              879
                                                        -----------   ---------------
Net increase (decrease) from operations                     168,987           (1,646)
                                                        -----------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 8):

From net investment income                                   (1,400)               -
                                                        -----------   ---------------
CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)       520,216          520,062
                                                        -----------   ---------------
Net increase in net assets                                  687,803          518,416

NET ASSETS:

Beginning of period                                         518,416                -
                                                        -----------   ---------------
END OF PERIOD (including undistributed net investment
income of $621 and $1,217, respectively)                $ 1,206,219   $      518,416
                                                        ===========   ===============



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Financial  Highlights





                                                           FOR THE      FOR THE PERIOD
                                                          YEAR ENDED     7/10/02 1 TO
                                                           10/31/03        10/31/02
                                                         -----------   ---------------
PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD):
NET ASSET VALUE - BEGINNING OF PERIOD                    $     11.42     $  11.51
                                                         -----------   ---------------
Income (loss) from investment operations:
Net investment income                                           0.01         0.03
Net realized and unrealized gain (loss) on investments          2.02        (0.12)
                                                         -----------   ---------------
Total from investment operations                                2.03        (0.09)
                                                         -----------   ---------------
Less distributions to shareholders:
From net investment income                                     (0.03)           -
                                                         -----------   ---------------
NET ASSET VALUE - END OF PERIOD                          $     13.42     $  11.42
                                                         ===========   ===============
Total return2                                                  17.82%       (0.78%)

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
Expenses*                                                       1.05%        1.05%3
Net investment income                                           0.09%        0.78%3

Portfolio turnover                                                58%          30%

NET ASSETS - END OF PERIOD (000's omitted)               $     1,206     $    518
                                                         ===========   ===============



*The investment advisor did not impose its management fee and paid a portion of the Series' expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have been increased as follows:



11.55%  31.99%3




1Commencement  of  operations.
2Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the period. Periods less than one year are not annualized.
3Annualized.

The  accompanying  notes  are  an  integral  part  of  the financial statements.

Notes  to  Financial  Statements

1.  ORGANIZATION

Equity Series (the "Series") is a no-load, non-diversified series of Exeter Fund, Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series' investment objective is to provide long-term growth of capital, primarily through investments in U.S. common stocks.

Shares of the Series are offered to investors and employees of Manning & Napier Advisors, Inc. (the "Advisor"), doing business as Exeter Asset Management, and its affiliates. The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of October 31, 2003, 960 million shares have been designated in total among 18 series, of which 75 million have been designated as Equity Series common stock.

2.  SIGNIFICANT  ACCOUNTING  POLICIES

SECURITY  VALUATION
Portfolio securities, including domestic equities, foreign equities and options, listed on an exchange, excluding the NASDAQ National Market System, are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund's pricing service. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they are valued at their fair value, taking this trading or these events into account. Fair value is determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

SECURITY  TRANSACTIONS,  INVESTMENT  INCOME  AND  EXPENSES
Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income and expenses are recorded on an accrual basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund's Directors, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Notes  to  Financial  Statements

FEDERAL  TAXES
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

DISTRIBUTIONS  OF  INCOME  AND  GAINS
Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

OTHER
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
Actual  results  could  differ  from  those  estimates.

3.  TRANSACTIONS  WITH  AFFILIATES

The Fund has an Investment Advisory Agreement (the "Agreement") with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Series' average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series' organization. The Advisor also provides the Fund with necessary office space and fund administration services. The salaries of all officers of the Fund, and of all Directors who are "affiliated persons" of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each "non-affiliated" Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a per meeting fee for each active series of the Fund plus a fee for each committee meeting.

The Advisor has contractually agreed, until at least February 28, 2005, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total expenses for the Series at no more than 1.05% of average daily net assets each year. Accordingly, the Advisor did not impose its fee of $9,290 and assumed expenses amounting to $98,005 for the year ended October 31, 2003, which is reflected as a reduction of expenses on the Statement of Operations.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor acts as the Fund's accounting services agent. For these services, the Fund pays the Advisor a fee of 0.04% of each series' daily net assets, calculated daily and payable monthly, with a minimum annual fee of $48,000 per series plus out-of-pocket expenses. The Advisor has entered into an agreement with BISYS Fund Services Ohio, Inc. ("BISYS") under which BISYS serves as sub-accounting services agent.

Notes  to  Financial  Statements

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Series pays an annual fee of $25,000, an additional $37.50 per account, plus out-of-pocket expenses. The Advisor has entered into an agreement with BISYS under which BISYS serves as sub-transfer agent.

4.  PURCHASES  AND  SALES  OF  SECURITIES

For the year ended October 31, 2003, purchases and sales of securities, other than United States Government securities and short-term securities, were $1,024,742 and $482,561, respectively. There were no purchases or sales of United States Government securities.

5.  CAPITAL  STOCK  TRANSACTIONS

Transactions  in  shares  of  Equity  Series  were:



                                                    FOR THE PERIOD 7/10/02
                     FOR THE YEAR              (COMMENCEMENT OF OPERATIONS)
                    ENDED 10/31/03                      TO 10/31/02
               -----------------------         ----------------------------
                Shares         Amount               Shares        Amount
                ------       ---------             -------      ---------
Sold            45,346       $ 530,203              45,404       $520,062
Reinvested         118           1,400                   -              -
Repurchased       (968)        (11,387)                  -              -
                ------       ---------             -------      ---------
Total           44,496       $ 520,216              45,404       $520,062
                ======       =========             =======      =========




The Series was formed on July 10, 2002 with an initial contribution of cash and securities in-kind, which had a market value of $495,922, representing the net assets of Exeter Trust Company Group Trust for Employee Benefit Plans - All-Equity Collective Investment Trust, on the date of contribution, in exchange for 43,086 shares of the Series. For tax purposes, the Series recorded the contribution on a tax-free basis at a cost of $602,813.

At October 31, 2003, the retirement plan of the advisor and its affiliates owned 84,621 shares of the Series (94.1% of shares outstanding) valued at $1,135,614.

6.  FINANCIAL  INSTRUMENTS

The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on October 31, 2003.

7.  FOREIGN  SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the United States Government. No such investments were held by the Series on October 31, 2003.

Notes  to  Financial  Statements

8.  FEDERAL  INCOME  TAX  INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including differences in the cost basis of securities contributed in-kind. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series' net asset value. Any such reclassifications are not reflected in the financial highlights.


The  tax  character  of  distributions  paid  were  as  follows:



                  For the Year     For the Year
                 Ended 10/31/03   Ended 10/31/02
                ---------------   ---------------
Ordinary income  $         1,400  $           -



At October 31, 2003, the tax basis components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes were as follows:



Cost for federal income tax purposes    $1,105,539

Unrealized appreciation                 $  126,817
Unrealized depreciation                    (42,863)
                                        -----------
Net unrealized appreciation             $   83,954
Undistributed ordinary income                  621
Capital loss carryover                      24,998




The capital loss carryover, disclosed above, available to the extent allowed by tax law to offset future net capital gain, if any, will expire as follows:


Loss Carryover      Expiration Date
--------------     -----------------
$  21,577           October 31, 2010
$   3,421           October 31, 2011


9.  SUBSEQUENT  EVENT

Effective November 1, 2003, the fund accounting and transfer agent servicing agreement between the Fund and the Advisor was amended. Under the amended agreement, for providing fund accounting and transfer agent services, the Fund will pay the Advisor a fee of 0.15% of the Fund's net assets up to $900 million, 0.11% for the Fund's net assets between $900 million and $1.5 billion, and 0.07% for the Fund's net assets over $1.5 billion. These fee rates are scheduled to be reduced each year through 2007. Additionally, certain transaction and account-based fees and out-of-pocket expenses will be charged. Expenses not directly attributable to a series will be allocated based on each series' relative net assets.

Report  of Independent  Auditors


To  the  Board  of  Directors  of  Exeter  Fund, Inc. and Shareholders of Equity
Series:


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Equity Series (a Series of Exeter Fund, Inc., hereafter referred to as the "Series") at October 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


/s/ PRICEWATERHOUSECOOPERS  LLP
BOSTON,  MASSACHUSETTS
DECEMBER  12,  2003

Directors'  and  Officers'  Information  (unaudited)

The Statement of Additional Information provides additional information about the Fund's directors and officers and can be obtained without charge by calling 1-800-466-3863 or on the EDGAR Database on the SEC Internet website (http:\\www.sec.gov).



Name:                                              William Manning
Address:                                           1100 Chase Square
                                                   Rochester, NY 14604
Age:                                               66
Current Position(s) Held with Fund:                President
Term of Office & Length of Time Served:            N/A - Since 1985
Principal Occupation(s) During Past 5 Years:       Director of Investment Process, Director & Co-founder, Manning & Napier
                                                   Advisors, Inc.
                                                   Holds one or more of the following titles for various subsidiaries and affiliates: President, Founder, CEO, Treasurer or Member
Number of Portfolios Overseen within Fund Complex: 18
Other Directorships Held Outside Fund Complex:     N/A
-----------------------------------------------------------------------------------------------------------------------------------
Name:                                              B. Reuben Auspitz*
Address:                                           1100 Chase Square
                                                   Rochester, NY 14604
Age:                                               56
Current Position(s) Held with Fund:                Principal Executive Officer, Vice President, Chairman & Director
Term of Office & Length of Time Served:            N/A - Since 1984
Principal Occupation(s) During Past 5 Years:       Executive Vice President & Director, Manning & Napier Advisors, Inc.
                                                   Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Chairman, Treasurer or Member
Number of Portfolios Overseen within Fund Complex: 24**
Other Directorships Held Outside Fund Complex:     N/A
-----------------------------------------------------------------------------------------------------------------------------------
Name:                                              Martin Birmingham
Address:                                           1100 Chase Square
                                                   Rochester, NY 14604
Age:                                               82
Current Position(s) Held with Fund:                Director
Term of Office & Length of Time Served:            N/A - Since 1994
Principal Occupation(s) During Past 5 Years:       Advisory Trustee, The Freedom Forum (nonpartisan, international foundation)
Number of Portfolios Overseen within Fund Complex: 24**
Other Directorships Held Outside Fund Complex:     N/A
-----------------------------------------------------------------------------------------------------------------------------------
Name:                                              Harris H. Rusitzky
Address:                                           1100 Chase Square
                                                   Rochester, NY 14604
Age:                                               68
Current Position(s) Held with Fund:                Director, Audit Committee Member
Term of Office & Length of Time Served:            N/A - Since 1985
Principal Occupation(s) During Past 5 Years:       President, The Greening Group (business consultants)
Number of Portfolios Overseen within Fund Complex: 24**
Other Directorships Held Outside Fund Complex:     N/A
-----------------------------------------------------------------------------------------------------------------------------------

Directors'  and  Officers'  Information  (unaudited)



-----------------------------------------------------------------------------------------------------------------------------------
Name:                                               Peter L. Faber
Address:                                            1100 Chase Square
                                                    Rochester, NY 14604
Age:                                                65
Current Position(s) Held with Fund:                 Director
Term of Office & Length of Time Served:             N/A - Since 1987
Principal Occupation(s) During Past 5 Years:        Partner, McDermott, Will & Emery (law firm)
Number of Portfolios Overseen within Fund Complex:  24**
Other Directorships Held Outside Fund Complex:      New York City Partnership & Chamber of Commerce, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
Name:                                               Stephen B. Ashley
Address:                                            1100 Chase Square
                                                    Rochester, NY 14604
Age:                                                63
Current Position(s) Held with Fund:                 Director, Audit Committee Member
Term of Office & Length of Time Served:             N/A - Since 1996
Principal Occupation(s) During Past 5 Years:        Chairman, Director, President & Chief Executive Officer,
                                                    The Ashley Group (property management and investment)
Number of Portfolios Overseen within Fund Complex:  24**
Other Directorships Held Outside Fund Complex:      Genesee Corp.
                                                    The Ashley Group
                                                    Fannie Mae
-----------------------------------------------------------------------------------------------------------------------------------
Name:                                               Christine Glavin
Address:                                            1100 Chase Square
                                                    Rochester, NY 14604
Age:                                                37
Current Position(s) Held with Fund:                 Principal Financial Officer, Chief Financial Officer
Term of Office & Length of Time Served:             N/A - Since 2001
Principal Occupation(s) During Past 5 Years:        Fund Accounting Manager, Manning & Napier Advisors, Inc.
Number of Portfolios Overseen within Fund Complex:  24**
Other Directorships Held Outside Fund Complex:      N/A
-----------------------------------------------------------------------------------------------------------------------------------
Name:                                               Jodi L. Hedberg
Address:                                            1100 Chase Square
                                                    Rochester, NY 14604
Age:                                                35
Current Position(s) Held with Fund:                 Corporate Secretary
Term of Office & Length of Time Served:             N/A - Since 1997
Principal Occupation(s) During Past 5 Years:        Compliance Manager, Manning & Napier Advisors, Inc. & Affiliates
Number of Portfolios Overseen within Fund Complex:  24**
Other Directorships Held Outside Fund Complex:      N/A
-----------------------------------------------------------------------------------------------------------------------------------
Name:                                               Alaina V. Metz
Address:                                            1100 Chase Square
                                                    Rochester, NY 14604
Age:                                                36
Current Position(s) Held with Fund:                 Special Assistant Secretary
Term of Office & Length of Time Served:             N/A - Since 2002
Principal Occupation(s) During Past 5 Years:        Vice President, BISYS
Number of Portfolios Overseen within Fund Complex:  18
Other Directorships Held Outside Fund Complex:      N/A
-----------------------------------------------------------------------------------------------------------------------------------



*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of position with the investment advisor.
**Includes  portfolios  of  Exeter  Insurance  Fund,  Inc.
17

Exeter  Fund,  Inc.
Annual  Report
October  31,  2003
Tax  Managed  Series

Management  Discussion  and  Analysis (unaudited)

DEAR  SHAREHOLDERS:

Equity markets have enjoyed a marked improvement in sentiment over the course of the past year. A year ago, investor pessimism reigned. At the time, we were in the midst of a fitful economic expansion that felt more like an economic contraction, and investors expressed the negativity that goes with a long and painful bear market. These market conditions were exacerbated by global political uncertainty during subsequent months.

Since marking its lows in March, the stock market has made steady upward progress. Investors made a tentative re-entry into the market on the basis of improving corporate earnings, and then the rally extended further as unfolding economic news began to lend credence to the recovery's sustainability. Ironically, this shift toward positive sentiment may have pushed equity valuations into questionable territory. The market may have come too far, too fast.

With a total return of 15.27%, the Tax Managed Series underperformed the S&P 500 Total Return Index over the same twelve-month period, largely due to our overweighted positions in two defensive sectors, Consumer Staples and Health Care. While these sectors enjoyed solid returns, they did not perform as well as more aggressive sectors when the market bounced back. Over the longer term, however, the Series has outperformed its benchmark since its inception on November 1, 1995 (9.95% annualized, vs. 9.40% for the S&P 500 Total Return Index) and over the course of the current market cycle which began on April 1, 2000 (-0.81% annualized, vs. -8.07% for the S&P 500 Total Return Index). The market cycle includes both periods of a falling stock market and a rising market, and the Series' performance during this period illustrates the success of our investment approach in different environments.

We continue to actively manage the portfolio in a manner consistent with our disciplines as the economic cycle unfolds. During the past year, for example, we have increased our exposure to the Consumer Discretionary sector, while harvesting gains from the Consumer Staples sector as tax considerations permitted. We continue to harbor strong expectations for the Health Care sector in the coming year based on emerging technologies and shifting demographics, and have selected several stocks from that sector in companies which we believe have a solid management-based competitive advantage and are likely to produce strong returns over the long-term. As always, we continue to strive to lessen the impact of taxes when possible by attempting to limit turnover and taxable realized gains.

Observation of the behavior of stock markets over the past year reinforces our long-standing conviction that our best hope of generating attractive returns lies in our fundamentals-driven investment approach. Conditions can change dramatically, and having the discipline to adjust sector weightings to changing conditions is essential.

In light of recent allegations of trading abuses in the mutual fund industry, including investigations by the SEC and several state attorneys general, we would like to let you know that we do not accept mutual fund trades after the close of the New York Stock Exchange. In addition, we have been actively monitoring trading activity in the Fund for many years, and we have blocked market timers in those few instances when we have found suspicious activity. Moreover, in light of recent allegations of abuses in the mutual fund industry, we have been investigating, and are continuing to monitor, the Exeter Fund's trading records to ensure that the Exeter Fund has not been the victim of improper trading activity. To date, our investigation has not uncovered any evidence of improper activity by either third parties (such as hedge funds or trading platforms) or our own investment and research personnel.

As  always,  we  appreciate  the  opportunity  to  serve  you.

Sincerely,


Exeter  Asset  Management

Management  Discussion  and  Analysis (unaudited)

Portfolio  Composition*  -  As  of  10/31/03

<graphic>
<pie  chart>



Capital Markets                                                   2.4%
Chemicals                                                         2.0%
Communications Equipment                                          5.4%
Electrical Equipment                                              2.0%
Energy Equipment & Services                                      10.8%
Food & Staples Retailing                                          2.0%
Food Products                                                     7.6%
Health Care Equipment & Supplies                                  8.2%
Hotels, Restaurants & Leisure                                     3.4%
Household Durables                                                2.2%
Household Products                                                3.5%
IT Services                                                       2.0%
Leisure Equipment & Products                                      3.5%
Media                                                             9.0%
Metals & Mining                                                   3.0%
Paper & Forest Products                                           2.8%
Personal Products                                                 3.3%
Pharmaceuticals                                                  10.5%
Semiconductors & Semiconductor Equipment                          4.9%
Miscellaneous**                                                  10.9%
Cash, short-term investments and liabilities, less other assets   0.6%



*As  a  percentage  of  net  assets.
**Miscellaneous
Beverages
Biotechnology
Commercial  Services  &  Supplies
Health  Care  Providers  &  Services
Oil  &  Gas
Road  &  Rail
Software
Specialty  Retail
Wireless  Telecommunication  Services

Performance  Update  as  of  October  31,  2003 (unaudited)



Exeter Fund, Inc.
Tax Managed Series

                                                          Total Return
                                                      ---------------------
                                         Growth of
Through                                   $10,000                   Average
10/31/03                                Investment    Cumulative1   Annual1
---------------------------------------------------------------------------
One Year                                $    11,527       15.27%     15.27%
Five Year                               $    14,384       43.84%      7.54%
Inception                               $    21,367      113.67%      9.95%





Standard & Poor's (S&P) 500
Total Return Index2

                                                          Total Return
                                                      ---------------------
                                         Growth of
Through                                   $10,000                   Average
10/31/03                                Investment    Cumulative1   Annual1
---------------------------------------------------------------------------
One Year                                $    12,079       20.79%     20.79%
Five Year                               $    10,268        2.68%      0.53%
Inception                               $    20,532      105.32%      9.40%



The value of a $10,000 investment in the Exeter Fund, Inc. - Tax Managed Series from its inception (11/1/95) to present (10/31/03) as compared to the S&P 500 Total Return Index.

<graphic>
<line  chart>

Data  for  line  chart  to  follow:



             Exeter Fund, Inc.         S&P 500
Date        Tax Managed Series   Total Return Index
11/1/1995   $            10,000  $            10,000
10/31/1996               11,630               12,408
10/31/1997               15,200               16,392
10/31/1998               14,855               19,996
10/31/1999               18,129               25,127
10/31/2000               23,863               26,656
10/31/2001               20,480               20,022
10/31/2002               18,537               16,999
10/31/2003               21,367               20,532



1Performance numbers for the Series and Index are calculated from November 1, 1995, the Series' inception date. The Series' performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series' performance is historical and may not be indicative  of  future  results.
2The S&P 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter Market. The Index returns assume daily reinvestment of dividends and, unlike Series returns, do not reflect any fees or expenses.

Investment  Portfolio  -  October  31,  2003


                                                            VALUE
                                                  SHARES   (NOTE 2)
-------------------------------------------------------------------
COMMON STOCKS - 99.4%
BEVERAGES - 0.9%
Interbrew (Belgium) (Note 7)                       1,875  $ 43,899
                                                          ---------
BIOTECHNOLOGY - 1.7%
Celltech Group plc* (United Kingdom) (Note 7)      6,150    47,902
Charles River Laboratories International, Inc.*    1,075    34,658
                                                          ---------
                                                            82,560
                                                          ---------
CAPITAL MARKETS - 2.4%
The Bank of New York Co., Inc.                     2,250    70,177
SEI Investments Co.                                1,600    46,592
                                                          ---------
                                                           116,769
                                                          ---------
CHEMICALS - 2.0%
Minerals Technologies, Inc.                        1,800    98,640
                                                          ---------
COMMERCIAL SERVICES & SUPPLIES - 1.0%
Waste Management, Inc.                             1,875    48,600
                                                          ---------
COMMUNICATIONS EQUIPMENT - 5.4%
Lucent Technologies, Inc.*                        24,375    78,000
QUALCOMM, Inc.                                     3,900   185,250
                                                          ---------
                                                           263,250
                                                          ---------
ELECTRICAL EQUIPMENT - 2.0%
Emerson Electric Co.                               1,750    99,313
                                                          ---------
ENERGY EQUIPMENT & SERVICES - 10.8%
Baker Hughes, Inc.                                 2,800    79,128
Cooper Cameron Corp.*                              1,750    74,935
Schlumberger Ltd.                                  3,975   186,706
Transocean, Inc.*                                  3,425    65,726
Varco International, Inc.*                         4,325    76,077
Weatherford International Ltd.*                    1,225    42,569
                                                          ---------
                                                           525,141
                                                          ---------
FOOD & STAPLES RETAILING - 2.0%
The Kroger Co.*                                    5,600    97,944
                                                          ---------
FOOD PRODUCTS - 7.6%
H.J. Heinz Co.                                     2,000    70,660
Nestle S.A. (Switzerland) (Note 7)                   750   165,125
Unilever plc - ADR (United Kingdom) (Note 7)       4,000   136,800
                                                          ---------
                                                           372,585
                                                          ---------



The  accompanying notes  are  an  integral  part  of  the  financial statements.

Investment  Portfolio  -  October  31,  2003



                                                                        VALUE
                                                              SHARES   (NOTE 2)
-------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES - 8.2%
Applera Corp. - Applied Biosystems Group                       6,775  $156,367
Beckman Coulter, Inc.                                            775    38,479
Millipore Corp.*                                               4,700   206,095
                                                                      ---------
                                                                       400,941
                                                                      ---------
HEALTH CARE PROVIDERS & SERVICES - 1.2%
WebMD Corp.*                                                   7,675    59,788
                                                                      ---------
HOTELS, RESTAURANTS & LEISURE - 3.4%
Carnival Corp.                                                 3,725   130,040
Club Mediterranee S.A.* (France) (Note 7)                        925    35,012
                                                                      ---------
                                                                       165,052
                                                                      ---------
HOUSEHOLD DURABLES - 2.2%
Sony Corp. - ADR (Japan) (Note 7)                              3,100   109,120
                                                                      ---------
HOUSEHOLD PRODUCTS - 3.5%
Kimberly-Clark Corp.                                           3,200   168,992
                                                                      ---------
IT SERVICES - 2.0%
First Data Corp.                                               2,700    96,390
                                                                      ---------
LEISURE EQUIPMENT & PRODUCTS - 3.5%
Hasbro, Inc.                                                   7,925   172,765
                                                                      ---------
MEDIA - 9.0%
Hearst-Argyle Television, Inc.*                                2,025    49,025
Time Warner, Inc.*                                            12,025   183,862
The Walt Disney Co.                                            8,975   203,194
                                                                      ---------
                                                                       436,081
                                                                      ---------
METALS & MINING - 3.0%
Alcoa, Inc.                                                    2,150    67,875
Nucor Corp.                                                    1,425    78,133
                                                                      ---------
                                                                       146,008
                                                                      ---------
OIL & GAS - 1.8%
Amerada Hess Corp.                                               375    19,358
Petroleo Brasileiro S.A. (Petrobras) - ADR (Brazil) (Note 7)   3,100    67,456
                                                                      ---------
                                                                        86,814
                                                                      ---------
PAPER & FOREST PRODUCTS - 2.8%
Aracruz Celulose S.A. - ADR (Brazil) (Note 7)                  3,300    92,730
Bowater, Inc.                                                  1,125    45,934
                                                                      ---------
                                                                       138,664
                                                                      ---------



The  accompanying notes  are  an  integral  part  of  the  financial statements.

Investment  Portfolio  -  October  31,  2003



                                                         SHARES/          VALUE
                                                    PRINCIPAL AMOUNT     (NOTE 2)
----------------------------------------------------------------------------------

PERSONAL PRODUCTS - 3.3%
The Estee Lauder Companies, Inc. - Class A                      4,250  $  158,908
                                                                       -----------
PHARMACEUTICALS - 10.5%
Merck & Co., Inc.                                               1,475      65,269
Novartis AG - ADR (Switzerland) (Note 7)                        3,550     136,213
Pfizer, Inc.                                                    3,791     119,796
Schering-Plough Corp.                                          12,325     188,203
                                                                       -----------
                                                                          509,481
                                                                       -----------
ROAD & RAIL - 1.1%
Kansas City Southern*                                           3,975      52,589
                                                                       -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.9%
Texas Instruments, Inc.                                         8,300     240,036
                                                                       -----------
SOFTWARE - 0.7%
Network Associates, Inc.*                                       2,425      33,780
                                                                       -----------
SPECIALTY RETAIL - 1.1%
Office Depot, Inc.*                                             3,550      53,001
                                                                       -----------
WIRELESS TELECOMMUNICATION SERVICES - 1.4%
Vodafone Group plc - ADR (United Kingdom) (Note 7)              3,175      67,151
                                                                       -----------
TOTAL COMMON STOCKS
(Identified Cost $4,451,810)                                            4,844,262
                                                                       -----------
SHORT-TERM INVESTMENTS - 1.6%
Dreyfus Treasury Cash Management -
Institutional Shares                                           27,989      27,989
Fannie Mae Discount Note, 12/17/2003                $          50,000      49,934
                                                                       -----------
TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $77,923)                                                  77,923
                                                                       -----------
TOTAL INVESTMENTS - 101.0%
(Identified Cost $4,529,733)                                            4,922,185
LIABILITIES, LESS OTHER ASSETS - (1.0%)                                   (47,486)
                                                                       -----------
NET ASSETS - 100%                                                      $4,874,699
                                                                       ===========


*Non-income  producing  security
ADR  -  American  Depository  Receipt

The  accompanying notes  are  an  integral  part  of  the  financial statements.

Statement  of  Assets  &  Liabilities

October  31,  2003

ASSETS:
Investments, at value (identified cost $4,529,733) (Note 2)         $4,922,185
Foreign currency, at value (cost $1)                                         2
Receivable for securities sold                                          49,935
Dividends receivable                                                     1,909
Foreign tax reclaims receivable                                          1,109
Receivable from investment advisor (Note 3)                              2,397
                                                                    -----------
TOTAL ASSETS                                                         4,977,537
                                                                    -----------
LIABILITIES:

Accrued fund accounting fees (Note 3)                                   12,745
Accrued transfer agent fees (Note 3)                                    12,304
Payable for securities purchased                                        54,122
Audit fees payable                                                      21,854
Other payables and accrued expenses                                      1,813
                                                                    -----------
TOTAL LIABILITIES                                                      102,838
                                                                    -----------
TOTAL NET ASSETS                                                    $4,874,699
                                                                    ===========
NET ASSETS CONSIST OF:

Capital stock                                                       $    2,419
Additional paid-in-capital                                           4,599,213
Undistributed net investment income                                      8,137
Accumulated net realized loss on investments and other assets and
liabilities                                                           (127,619)
Net unrealized appreciation on investments and other assets and
liabilities                                                            392,549
                                                                    -----------
TOTAL NET ASSETS                                                    $4,874,699
                                                                    ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
PRICE PER SHARE - CLASS A ($4,874,699/241,929 shares)               $    20.15
                                                                    ===========



The  accompanying notes  are  an  integral  part  of  the  financial statements.

Statement  of  Operations

For  the  Year  Ended  October  31,  2003



INVESTMENT INCOME:
Dividends (net of foreign tax withheld, $1,266)             $  62,047
Interest                                                        1,160
                                                            ----------
Total Investment Income                                        63,207
                                                            ----------
EXPENSES:

Management fees (Note 3)                                       43,305
Fund accounting fees (Note 3)                                  50,980
Transfer agent fees (Note 3)                                   32,150
Directors' fees (Note 3)                                        5,300
Audit fees                                                     20,200
Custodian fees                                                  2,800
Miscellaneous                                                   6,715
                                                            ----------
Total Expenses                                                161,450
Less reduction of expenses (Note 3)                          (109,447)
                                                            ----------
Net Expenses                                                   52,003
                                                            ----------
NET INVESTMENT INCOME                                          11,204
                                                            ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:

Net realized loss on -
Investments                                                   (60,395)
Foreign currency and other assets and liabilities                  (9)
                                                            ----------
                                                              (60,404)
                                                            ----------
Net change in unrealized appreciation (depreciation) on -
Investments                                                   706,818
Foreign currency and other assets and liabilities                  68
                                                            ----------
                                                              706,886
                                                            ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS                                                   646,482
                                                            ----------
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS                                                  $ 657,686
                                                            ==========





The  accompanying notes  are  an  integral  part  of  the  financial statements.

Statements  of  Changes  in  Net  Assets





                                                            FOR THE       FOR THE
                                                           YEAR ENDED    YEAR ENDED
                                                            10/31/03      10/31/02
                                                         -------------  ------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income                                     $    11,204   $    20,426
Net realized loss on investments                              (60,404)      (34,764)
Net change in unrealized appreciation (depreciation) on
investments                                                   706,886      (427,107)
                                                         -------------  ------------
Net increase (decrease) from operations                       657,686      (441,445)
                                                         -------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS
(NOTE 8):

From net investment income                                    (23,534)      (17,858)
                                                         -------------  ------------
CAPITAL STOCK ISSUED AND
REPURCHASED:

Net increase from capital share transactions
(Note 5)                                                      514,982       823,105
                                                         -------------  ------------
Net increase in net assets                                  1,149,134       363,802

NET ASSETS:

Beginning of year                                           3,725,565     3,361,763
                                                         -------------  ------------
END OF YEAR (including undistributed net investment
income of $8,137 and $20,456, respectively)               $ 4,874,699   $ 3,725,565
                                                         =============  ============



The  accompanying notes  are  an  integral  part  of  the  financial statements.

Financial  Highlights





                                                                               FOR THE YEARS ENDED
                                                            10/31/03      10/31/02     10/31/01    10/31/00     10/31/99
                                                           -------------   ---------   ---------   ---------   ----------
PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH YEAR):
NET ASSET VALUE - BEGINNING OF YEAR                        $       17.59   $   19.53   $   22.83   $   17.42   $   14.46
                                                           -------------   ---------   ---------   ---------   ----------
Income (loss) from investment operations:
Net investment income                                               0.05        0.10        0.11        0.07        0.08
Net realized and unrealized gain (loss) on
investments                                                         2.62       (1.94)      (3.34)       5.43        3.07
                                                           -------------   ---------   ---------   ---------   ----------
Total from investment operations                                    2.67       (1.84)      (3.23)       5.50        3.15
                                                           -------------   ---------   ---------   ---------   ----------
Less distributions to shareholders:
From net investment income                                         (0.11)      (0.10)      (0.07)      (0.09)      (0.13)
From net realized gain on investments                                  -           -           -           -       (0.06)
                                                           -------------   ---------   ---------   ---------   ----------
Total distributions to shareholders                                (0.11)      (0.10)      (0.07)      (0.09)      (0.19)
                                                           -------------   ---------   ---------   ---------   ----------
NET ASSET VALUE - END OF YEAR                              $       20.15   $   17.59   $   19.53   $   22.83   $   17.42
                                                           =============   =========   =========   =========   ==========
Total return1                                                      15.27%     (9.49%)    (14.17%)      31.63%      22.04%

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
Expenses*                                                           1.20%       1.20%       1.20%       1.20%       1.20%
Net investment income                                               0.26%       0.53%       0.67%       0.36%       0.49%

Portfolio turnover                                                 34%          63%         44%         67%         85%

NET ASSETS - END OF YEAR (000's omitted)                   $       4,875   $   3,726   $   3,362   $   1,950   $   1,069
                                                           =============   =========   =========   =========   ==========




*The investment advisor did not impose its management fee and paid a portion of the Series' expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have been increased as follows:



2.53%  3.16%  3.23%  3.34%  2.67%




1Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the year.

The  accompanying notes  are  an  integral  part  of  the  financial statements.

Notes  to  Financial  Statements

1.  ORGANIZATION

Tax Managed Series (the "Series") is a no-load diversified series of Exeter Fund, Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series' investment objective is to maximize long-term growth while attempting to minimize the impact of taxes on the Series' total return.

The Series is authorized to issue five classes of shares (Class A, B, C, D and E). Currently, only Class A shares have been issued. Each class of shares is substantially the same, except that class-specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

Shares of the Series are offered to investors and employees of Manning & Napier Advisors, Inc. (the "Advisor"), doing business as Exeter Asset Management, and its affiliates. The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of October 31, 2003, 960 million shares have been designated in total among 18 series, of which 37.5 million have been designated as Tax Managed Series Class A common stock.

2.  SIGNIFICANT  ACCOUNTING  POLICIES

SECURITY  VALUATION
Portfolio securities, including domestic equities, foreign equities and options, listed on an exchange, excluding the NASDAQ National Market System, are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund's pricing service. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they are valued at their fair value, taking this trading or these events into account. Fair value is determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

SECURITY  TRANSACTIONS,  INVESTMENT  INCOME  AND  EXPENSES
Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income and expenses are recorded on an accrual basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund's Directors, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Notes  to  Financial  Statements

FOREIGN  CURRENCY  TRANSLATION
The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

FEDERAL  TAXES
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

DISTRIBUTIONS  OF  INCOME  AND  GAINS
Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

OTHER
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
Actual  results  could  differ  from  those  estimates.

3.  TRANSACTIONS  WITH  AFFILIATES

The Fund has an Investment Advisory Agreement (the "Agreement") with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Series' average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series' organization. The Advisor also provides the Fund with necessary office space and fund administration services. The salaries of all officers of the Fund, and of all Directors who are "affiliated persons" of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each "non-affiliated" Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a per meeting fee for each active series of the Fund plus a fee for each committee meeting.

Notes  to  Financial  Statements

The Advisor has contractually agreed, until at least February 28, 2005, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total expenses for the Series at no more than 1.20% of average daily net assets each year. Accordingly, the Advisor did not impose its fee of $43,305 and assumed expenses amounting to $66,142 for the year ended October 31, 2003, which is reflected as a reduction of expenses on the Statement of Operations.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor acts as the Fund's accounting services agent. For these services, the Fund pays the Advisor a fee of 0.04% of each series' daily net assets, calculated daily and payable monthly, with a minimum annual fee of $48,000 per series plus out-of-pocket expenses. The Fund also pays the Advisor an annual fee of $10,000 for each additional active class of a series. The Advisor has entered into an agreement with BISYS Fund Services Ohio, Inc. ("BISYS") under which BISYS serves as sub-accounting services agent.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Series pays an annual fee of $25,000 per class, an additional $37.50 per account, plus out-of-pocket expenses. The Advisor has entered into an agreement with BISYS under which BISYS serves as sub-transfer agent.

4.  PURCHASES  AND  SALES  OF  SECURITIES

For the year ended October 31, 2003, purchases and sales of securities, other than United States Government securities and short-term securities, were $2,472,004 and $1,335,076, respectively. There were no purchases or sales of United States Government securities.

5.  CAPITAL  STOCK  TRANSACTIONS

Transactions  in  Class  A  shares  of  Tax  Managed  Series  were:




                       FOR THE YEAR               FOR THE YEAR
                      ENDED 10/31/03             ENDED 10/31/02
                 --------------------------     ---------------------
                 Shares            Amount        Shares     Amount
                -----------   -------------     --------  -----------
Sold                 44,682   $     790,413      58,590   $1,177,442
Reinvested            1,330          23,524         846       17,849
Repurchased         (15,912)       (298,955)    (19,716)    (372,186)
                -----------   -------------     --------  -----------
Total                30,100   $     514,982      39,720   $  823,105
                ===========   =============     ========  ===========




The Advisor owned 23,340 shares on October 31, 2003 (9.6% of shares outstanding) valued at $470,301.

6.  FINANCIAL  INSTRUMENTS

The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on October 31, 2003.

Notes  to  Financial  Statements

7.  FOREIGN  SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the United States Government.

8.  FEDERAL  INCOME  TAX  INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series' net asset value. Any such reclassifications are not reflected in the financial highlights.

The  tax  character  of  distributions  paid  were  as  follows:



                  For the Year      For the Year
                 Ended 10/31/03    Ended 10/31/02
                ----------------  ----------------
Ordinary income  $        23,534  $        17,858



At October 31, 2003, the tax basis components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes were as follows:



Cost for federal income tax purposes    $4,529,733

Unrealized appreciation                 $  652,469
Unrealized depreciation                   (260,017)
                                        -----------
Net unrealized appreciation             $  392,452
Undistributed ordinary income                8,137
Capital loss carryover                     127,619



The capital loss carryover, disclosed above, available to the extent allowed by tax law to offset future net capital gain, if any, will expire as follows:



Loss Carryover   Expiration Date

$         9,022  October 31, 2007
$         2,450  October 31, 2008
$        20,940  October 31, 2009
$        34,812  October 31, 2010
$        60,395  October 31, 2011

9.  SUBSEQUENT  EVENT

Effective November 1, 2003, the fund accounting and transfer agent servicing agreement between the Fund and the Advisor was amended. Under the amended agreement, for providing fund accounting and transfer agent services, the Fund will pay the Advisor a fee of 0.15% of the Fund's net assets up to $900 million, 0.11% for the Fund's net assets between $900 million and $1.5 billion, and 0.07% for the Fund's net assets over $1.5 billion. These fee rates are scheduled to be reduced each year through 2007. Additionally, certain transaction and account-based fees and out-of-pocket expenses will be charged. Expenses not directly attributable to a series will be allocated based on each series' relative net assets.

Report of Independent Auditors

To  the  Board of Directors of Exeter Fund, Inc. and Shareholders of Tax Managed
Series:


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Tax Managed Series (a Series of Exeter Fund, Inc., hereafter referred to as the "Series") at October 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.



/s/ PRICEWATERHOUSECOOPERS  LLP
BOSTON,  MASSACHUSETTS
DECEMBER  12,  2003

Directors'  &  Officers'  Information  (unaudited)

The Statement of Additional Information provides additional information about the Fund's directors and officers and can be obtained without charge by calling 1-800-466-3863 or on the EDGAR Database on the SEC Internet website (http:\\www.sec.gov).



Name:                                              William Manning
Address:                                           1100 Chase Square
                                                   Rochester, NY 14604
Age:                                               66
Current Position(s) Held with Fund:                President
Term of Office & Length of Time Served:            N/A - Since 1985
Principal Occupation(s) During Past 5 Years:       Director of Investment Process, Director & Co-founder, Manning & Napier
                                                   Advisors, Inc.
                                                   Holds one or more of the following titles for various subsidiaries and affiliates: President, Founder, CEO, Treasurer or Member
Number of Portfolios Overseen within Fund Complex: 18
Other Directorships Held Outside Fund Complex:     N/A
-----------------------------------------------------------------------------------------------------------------------------------
Name:                                              B. Reuben Auspitz*
Address:                                           1100 Chase Square
                                                   Rochester, NY 14604
Age:                                               56
Current Position(s) Held with Fund:                Principal Executive Officer, Vice President, Chairman & Director
Term of Office & Length of Time Served:            N/A - Since 1984
Principal Occupation(s) During Past 5 Years:       Executive Vice President & Director, Manning & Napier Advisors, Inc.
                                                   Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Chairman, Treasurer or Member
Number of Portfolios Overseen within Fund Complex: 24**
Other Directorships Held Outside Fund Complex:     N/A
-----------------------------------------------------------------------------------------------------------------------------------
Name:                                              Martin Birmingham
Address:                                           1100 Chase Square
                                                   Rochester, NY 14604
Age:                                               82
Current Position(s) Held with Fund:                Director
Term of Office & Length of Time Served:            N/A - Since 1994
Principal Occupation(s) During Past 5 Years:       Advisory Trustee, The Freedom Forum (nonpartisan, international foundation)
Number of Portfolios Overseen within Fund Complex: 24**
Other Directorships Held Outside Fund Complex:     N/A
-----------------------------------------------------------------------------------------------------------------------------------
Name:                                              Harris H. Rusitzky
Address:                                           1100 Chase Square
                                                   Rochester, NY 14604
Age:                                               68
Current Position(s) Held with Fund:                Director, Audit Committee Member
Term of Office & Length of Time Served:            N/A - Since 1985
Principal Occupation(s) During Past 5 Years:       President, The Greening Group (business consultants)
Number of Portfolios Overseen within Fund Complex: 24**
Other Directorships Held Outside Fund Complex:     N/A
-----------------------------------------------------------------------------------------------------------------------------------

Directors'  &  Officers'  Information  (unaudited)



-----------------------------------------------------------------------------------------------------------------------------------
Name:                                               Peter L. Faber
Address:                                            1100 Chase Square
                                                    Rochester, NY 14604
Age:                                                65
Current Position(s) Held with Fund:                 Director
Term of Office & Length of Time Served:             N/A - Since 1987
Principal Occupation(s) During Past 5 Years:        Partner, McDermott, Will & Emery (law firm)
Number of Portfolios Overseen within Fund Complex:  24**
Other Directorships Held Outside Fund Complex:      New York City Partnership & Chamber of Commerce, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
Name:                                               Stephen B. Ashley
Address:                                            1100 Chase Square
                                                    Rochester, NY 14604
Age:                                                63
Current Position(s) Held with Fund:                 Director, Audit Committee Member
Term of Office & Length of Time Served:             N/A - Since 1996
Principal Occupation(s) During Past 5 Years:        Chairman, Director, President & Chief Executive Officer,
                                                    The Ashley Group (property management and investment)
Number of Portfolios Overseen within Fund Complex:  24**
Other Directorships Held Outside Fund Complex:      Genesee Corp.
                                                    The Ashley Group
                                                    Fannie Mae
-----------------------------------------------------------------------------------------------------------------------------------
Name:                                               Christine Glavin
Address:                                            1100 Chase Square
                                                    Rochester, NY 14604
Age:                                                37
Current Position(s) Held with Fund:                 Principal Financial Officer, Chief Financial Officer
Term of Office & Length of Time Served:             N/A - Since 2001
Principal Occupation(s) During Past 5 Years:        Fund Accounting Manager, Manning & Napier Advisors, Inc.
Number of Portfolios Overseen within Fund Complex:  24**
Other Directorships Held Outside Fund Complex:      N/A
-----------------------------------------------------------------------------------------------------------------------------------
Name:                                               Jodi L. Hedberg
Address:                                            1100 Chase Square
                                                    Rochester, NY 14604
Age:                                                35
Current Position(s) Held with Fund:                 Corporate Secretary
Term of Office & Length of Time Served:             N/A - Since 1997
Principal Occupation(s) During Past 5 Years:        Compliance Manager, Manning & Napier Advisors, Inc. & Affiliates
Number of Portfolios Overseen within Fund Complex:  24**
Other Directorships Held Outside Fund Complex:      N/A
-----------------------------------------------------------------------------------------------------------------------------------
Name:                                               Alaina V. Metz
Address:                                            1100 Chase Square
                                                    Rochester, NY 14604
Age:                                                36
Current Position(s) Held with Fund:                 Special Assistant Secretary
Term of Office & Length of Time Served:             N/A - Since 2002
Principal Occupation(s) During Past 5 Years:        Vice President, BISYS
Number of Portfolios Overseen within Fund Complex:  18
Other Directorships Held Outside Fund Complex:      N/A
-----------------------------------------------------------------------------------------------------------------------------------



*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of position with the investment advisor.
**Includes  portfolios  of  Exeter  Insurance  Fund,  Inc.
17

Exeter  Fund,  Inc.
Annual  Report
October  31,  2003
Pro-BlendSM  Conservative  Term  Series
Pro-BlendSM  Moderate  Term  Series
Pro-BlendSM  Extended  Term  Series
Pro-BlendSM  Maximum  Term  Series

Management  Discussion  and  Analysis  (unaudited)

DEAR  SHAREHOLDERS:

Equity markets have enjoyed a marked improvement in sentiment over the course of the past year. When we corresponded a year ago, investor pessimism reigned. At the time, we were in the midst of a fitful economic expansion that felt more like an economic contraction, and investors expressed the negativity that goes with a long and painful bear market. These market conditions were exacerbated by global political uncertainty during subsequent months.

Since marking its lows in March, the stock market has made steady upward progress. Investors made a tentative re-entry into the market on the basis of improving corporate earnings, and then the rally extended further as unfolding economic news began to lend credence to the recovery's sustainability. Ironically, this shift toward positive sentiment may have pushed equity valuations into questionable territory. The market may have come too far, too fast.

During the past year, we harvested gains from the Consumer Discretionary and Information Technology sectors through positions that were established when the market was out of favor. At present, we harbor strong expectations for the Health Care sector in the coming year based on emerging technologies and shifting demographics, and we have selected several stocks from that sector in companies which we believe have a solid competitive advantage and are likely to produce strong returns over the long-term.

Bond markets have experienced considerable turmoil in recent months: interest rates soared upward during July and August, slid downward in September, and then ended October in a rising trend. These fluctuations were largely attributable to changing expectations regarding economic growth, combined with actions taken by foreign central banks to offset the impact of a declining U.S. dollar. We anticipated that the dollar might weaken and acted to avoid much of this volatility by reducing the duration of our bond positions by mid-year. The exception was the Pro-BlendSM Maximum Term Series, which has the most aggressive investment objective (and therefore the least emphasis on risk) of the four Pro-BlendSM Series. When interest rates rose early in the third quarter, we repurchased some longer-term bonds at the higher rates for the Pro-BlendSM Moderate and Extended Term Series.

Though the magnitude of the returns depend on the aggressiveness of each Series' objectives, all of the Pro-BlendSM Series have participated in the stock market's recovery over the past year. Even more importantly, each Series has added value over a cycle of falling and rising market conditions.

Observation of the behavior of both equity and fixed income markets over the past year reinforces our long-standing conviction that our best hope of producing solid returns lies in our fundamentals-driven investment approach. Conditions can change dramatically and in ways that are unexpected in a short span of time, which is why we use a disciplined approach that has enabled us to be opportunistic.

In light of recent allegations of trading abuses in the mutual fund industry, including investigations by the SEC and several state attorneys general, we would like to let you know that we do not accept mutual fund trades after the close of the New York Stock Exchange. In addition, we have been actively monitoring trading activity in the Fund for many years, and we have blocked market timers in those few instances when we have found suspicious activity. Moreover, in light of recent allegations of abuses in the mutual fund industry, we have been investigating, and are continuing to monitor, the Exeter Fund's trading records to ensure that the Exeter Fund has not been the victim of improper trading activity. To date, our investigation has not uncovered any evidence of improper activity by either third parties (such as hedge funds or trading platforms) or our own investment and research personnel.


As  always,  we  appreciate  the  opportunity  to  serve  you.

Sincerely,


Exeter  Asset  Management

Asset  Allocation  -  As  of  October  31,  2003

<graphic>
<pie  chart>



Pro-BlendSM Conservative Term Series
Stocks and Mutual Funds                                           16.27%
Bonds                                                             81.93%
Cash, short-term investments, and liabilities, less other assets   1.80%





Pro-BlendSM Moderate Term Series
Stocks and Mutual Funds                                           37.53%
Bonds                                                             52.78%
Cash, short-term investments, and liabilities, less other assets   9.69%





Pro-BlendSM Extended Term Series
Stocks and Mutual Funds                                           50.52%
Bonds                                                             45.52%
Cash, short-term investments, and other assets, less liabilities   3.96%





Pro-BlendSM Maximum Term Series
Stocks                                                            87.13%
Bonds                                                             11.59%
Cash, short-term investments, and liabilities, less other assets   1.28%

Performance  Update  as  of  October  31,  2003 (unaudited)



Exeter Fund, Inc.
Pro-BlendSM Conservative Term Series

                                                         Total Return
                                                    ----------------------
                                       Growth of
Through                                 $10,000                    Average
10/31/03                              Investment     Cumulative1   Annual1
--------------------------------------------------------------------------
One Year                              $    10,575        5.75%      5.75%
Five Year                             $    13,548       35.48%      6.26%
Inception                             $    16,471       64.71%      6.43%






Lehman Brothers
Intermediate U.S. Government/Credit Bond Index2

                                                         Total Return
                                                    ----------------------
                                       Growth of
Through                                 $10,000                    Average
10/31/03                              Investment     Cumulative1   Annual1
--------------------------------------------------------------------------
One Year                              $    10,543        5.43%      5.43%
Five Year                             $    13,716       37.16%      6.52%
Inception                             $    17,022       70.22%      6.87%






15%/85% Blended Index2,3

                                                         Total Return
                                                    ----------------------
                                       Growth of
Through                                 $10,000                    Average
10/31/03                              Investment     Cumulative1   Annual1
--------------------------------------------------------------------------
One Year                              $    10,778        7.78%      7.78%
Five Year                             $    13,294       32.94%      5.86%
Inception                             $    17,812       78.12%      7.48%




The value of a $10,000 investment in the Exeter Fund, Inc. - Pro-BlendSM Conservative Term Series from its inception (11/1/95) to present (10/31/03) as compared to the Lehman Brothers Intermediate U.S. Government/Credit Bond Index and a 15%/85% Blended Index.

<graphic>
<line  chart>

Data  for  line  chart  to  follow:



                     Exeter Fund, Inc.               Lehman Brothers Intermediate
Date        Pro-BlendSM Conservative Term Series  U. S. Government/Credit Bond Index  15%/85% Blended Index
11/1/1995                                 10,000                              10,000                 10,000
10/31/1996                                10,494                              10,581                 10,790
10/31/1997                                11,411                              11,374                 11,904
10/31/1998                                12,157                              12,411                 13,197
10/31/1999                                12,371                              12,533                 13,695
10/31/2000                                13,684                              13,342                 14,604
10/31/2001                                14,927                              15,244                 15,907
10/31/2002                                15,576                              16,145                 16,457
10/31/2003                                16,471                              17,022                 17,812



1Performance numbers for the Series and Indices are calculated from November 1, 1995, the Series' inception date. The Series' performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series' performance is historical and may not be indicative of future results.
2The Lehman Brothers Intermediate U.S. Government/Credit Bond Index is a market value weighted measure of approximately 3,000 corporate and government investment grade securities with maturities greater than one year but less than ten years. The 15%/85% Blended Index is 15% Standard & Poor's (S&P) 500 Total Return Index and 85% Lehman Brothers Intermediate U.S. Government/Credit Bond Index. The S&P 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. Both Indices' returns assume reinvestment of income and, unlike Series returns, do not reflect any fees or expenses. Because the Series' asset allocation will vary over time, the composition of the Series' portfolio may not match the composition of the comparative Indices' portfolios.
3The ratio on the Blended Index was recently changed to a 15%/85% mix from a 12%/88% mix to more closely reflect the Series' asset allocation over time.

INVESTMENT  PORTFOLIO  -  OCTOBER  31,  2003



                                                                                    VALUE
PRO-BLENDSM CONSERVATIVE TERM SERIES                                      SHARES   (NOTE 2)
-------------------------------------------------------------------------------------------
COMMON STOCKS - 16.22%
AEROSPACE & DEFENSE - 0.02%
Empresa Brasileira de Aeronautica S.A. (Embraer) - ADR (Brazil) (Note 7)     125  $  3,244
                                                                                  ---------
AIRLINES - 0.01%
SkyWest, Inc.                                                                125     2,311
                                                                                  ---------
BEVERAGES - 0.03%
Interbrew (Belgium) (Note 7)                                                 150     3,512
The Robert Mondavi Corp. - Class A*                                          100     3,505
                                                                                  ---------
                                                                                     7,017
                                                                                  ---------
BIOTECHNOLOGY - 0.65%
BioMarin Pharmaceutical, Inc.*                                             1,050     7,350
Celltech Group plc* (United Kingdom) (Note 7)                              6,025    46,929
Charles River Laboratories International, Inc.*                            1,500    48,360
Ciphergen Biosystems, Inc.*                                                  400     4,364
Invitrogen Corp.*                                                             75     4,769
Millennium Pharmaceuticals, Inc.*                                            475     7,562
PRAECIS Pharmaceuticals, Inc.*                                               600     4,158
Transkaryotic Therapies, Inc.*                                               450     5,899
                                                                                  ---------
                                                                                   129,391
                                                                                  ---------
CAPITAL MARKETS - 0.02%
Deutsche Bank AG (Germany) (Note 7)                                           75     4,944
                                                                                  ---------
CHEMICALS - 0.39%
Akzo Nobel N.V. (Netherlands) (Note 7)                                       400    12,648
Bayer AG (Germany) (Note 7)                                                  175     4,189
IMC Global, Inc.                                                             125       874
L'Air Liquide S.A. (France) (Note 7)                                          25     3,705
Lonza Group AG (Switzerland) (Note 7)                                        125     6,131
Minerals Technologies, Inc.                                                  850    46,580
Syngenta AG - ADR (Switzerland) (Note 7)                                     275     2,962
                                                                                  ---------
                                                                                    77,089
                                                                                  ---------
COMMERCIAL BANKS - 0.09%
BNP Paribas S.A. (France) (Note 7)                                            50     2,627
Banca Intesa S.p.A. (Italy) (Note 7)                                       1,025     3,456
Banco BPI S.A. (Portugal) (Note 7)                                           800     2,464
Banco Comercial Portugues S.A. (BCP) (Portugal) (Note 7)                   1,200     2,316
Societe Generale (France) (Note 7)                                            25     1,857
UniCredito Italiano S.p.A. (Italy) (Note 7)                                  875     4,313
                                                                                  ---------
                                                                                    17,033
                                                                                  ---------



The  accompanying  notes  are  an  integral  part  of  the financial statements.
4

INVESTMENT  PORTFOLIO  -  OCTOBER  31,  2003



                                                                                       VALUE
PRO-BLENDSM CONSERVATIVE TERM SERIES                                         SHARES   (NOTE 2)
----------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT - 1.00%
Lucent Technologies, Inc.*                                                   18,225  $ 58,320
QUALCOMM, Inc.                                                                3,000   142,500
                                                                                     ---------
                                                                                      200,820
                                                                                     ---------
CONSTRUCTION MATERIALS - 0.01%
Semapa - Sociedade de Investimento e Gestao S.A. (SGPS) (Portugal) (Note 7)     650     2,426
                                                                                     ---------
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.10%
D&E Communications, Inc.                                                        150     2,113
Deutsche Telekom AG* (Germany) (Note 7)                                         150     2,354
PT Telekomunikasi Indonesia (Indonesia) (Note 7)                              6,500     4,590
Telecom Italia S.p.A.* (Italy) (Note 7)                                       1,732     4,520
Telefonica S.A.* (Spain) (Note 7)                                               250     3,110
Telefonica S.A. - ADR* (Spain) (Note 7)                                          75     2,805
                                                                                     ---------
                                                                                       19,492
                                                                                     ---------
ELECTRIC UTILITIES - 0.07%
Allegheny Energy, Inc.*                                                         300     3,174
E.ON AG (Germany) (Note 7)                                                      100     5,034
Endesa S.A. (Spain) (Note 7)                                                    150     2,380
Korea Electric Power Corp. (KEPCO) - ADR (South Korea) (Note 7)                 275     2,984
                                                                                     ---------
                                                                                       13,572
                                                                                     ---------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.03%
Varian, Inc.*                                                                   175     6,267
                                                                                     ---------
ENERGY EQUIPMENT & SERVICES - 2.57%
Atwood Oceanics, Inc.*                                                          125     3,236
Baker Hughes, Inc.                                                            3,375    95,378
Cooper Cameron Corp.*                                                           725    31,045
National-Oilwell, Inc.*                                                         150     2,860
Newpark Resources, Inc.*                                                        450     1,809
Precision Drilling Corp.* (Canada) (Note 7)                                      50     1,969
Pride International, Inc.*                                                      425     6,961
Schlumberger Ltd.                                                             4,400   206,668
Smedvig ASA - Class A (Norway) (Note 7)                                         750     5,197
Transocean, Inc.*                                                             2,850    54,692
Varco International, Inc.*                                                    2,775    48,812
Weatherford International Ltd.*                                               1,600    55,600
                                                                                     ---------
                                                                                      514,227
                                                                                     ---------



The  accompanying  notes  are  an  integral  part  of  the financial statements.
5

INVESTMENT  PORTFOLIO  -  OCTOBER  31,  2003



                                                                    VALUE
PRO-BLENDSM CONSERVATIVE TERM SERIES                      SHARES   (NOTE 2)
---------------------------------------------------------------------------
FOOD & STAPLES RETAILING - 0.31%
Carrefour S.A. (France) (Note 7)                              75  $  3,937
Koninklijke Ahold N.V.* (Netherlands) (Note 7)               250     2,116
Koninklijke Ahold N.V. - ADR* (Netherlands) (Note 7)         250     2,117
The Kroger Co.*                                            2,975    52,033
Metro AG (Germany) (Note 7)                                   50     2,029
                                                                  ---------
                                                                    62,232
                                                                  ---------
FOOD PRODUCTS - 1.44%
American Italian Pasta Co. - Class A*                         50     1,912
Cadbury Schweppes plc (United Kingdom) (Note 7)              475     3,045
Groupe Danone (France) (Note 7)                               25     3,772
Nestle S.A. (Switzerland) (Note 7)                           575   126,596
Smithfield Foods, Inc.*                                       75     1,594
Sylvan, Inc.*                                                475     4,783
Unilever plc - ADR (United Kingdom) (Note 7)               4,289   146,684
                                                                  ---------
                                                                   288,386
                                                                  ---------
HEALTH CARE EQUIPMENT & SUPPLIES - 1.53%
Applera Corp. - Applied Biosystems Group                   5,100   117,708
Beckman Coulter, Inc.                                        250    12,412
Bruker BioSciences Corp.*                                  1,606     8,351
Cardiac Science, Inc.*                                     2,650    10,786
Millipore Corp.*                                           3,350   146,898
North American Scientific, Inc.*                             225     1,613
Thoratec Corp.*                                              525     8,080
                                                                  ---------
                                                                   305,848
                                                                  ---------
HEALTH CARE PROVIDERS & SERVICES - 0.44%
CIGNA Corp.                                                  100     5,705
NDCHealth Corp.                                              125     3,299
WebMD Corp.*                                              10,050    78,289
                                                                  ---------
                                                                    87,293
                                                                  ---------
HOTELS, RESTAURANTS & LEISURE - 0.63%
Carnival Corp.                                             2,225    77,675
Club Mediterranee S.A.* (France) (Note 7)                    950    35,958
The Hongkong & Shanghai Hotels Ltd. (Hong Kong) (Note 7)   8,450     5,114
International Speedway Corp. - Class A                        25     1,063
Orient-Express Hotels Ltd.* (Bermuda) (Note 7)               125     2,189
Shangri-La Asia Ltd. (Hong Kong) (Note 7)                  4,000     3,837
                                                                  ---------
                                                                   125,836
                                                                  ---------



The  accompanying  notes  are  an  integral  part  of  the financial statements.
6

INVESTMENT  PORTFOLIO  -  OCTOBER  31,  2003



                                                                        VALUE
PRO-BLENDSM CONSERVATIVE TERM SERIES                          SHARES   (NOTE 2)
-------------------------------------------------------------------------------
HOUSEHOLD DURABLES - 0.04%
Interface, Inc. - Class A*                                       300  $  1,665
Sony Corp. - ADR (Japan) (Note 7)                                100     3,520
Waterford Wedgwood plc (Ireland) (Note 7)                      6,575     2,216
                                                                      ---------
                                                                         7,401
                                                                      ---------
HOUSEHOLD PRODUCTS - 0.66%
Henkel KGaA (Germany) (Note 7)                                    50     3,662
Kimberly-Clark Corp.                                           2,250   118,822
Kimberly-Clark de Mexico S.A. de C.V. - ADR (Mexico)(Note 7)     500     6,056
Rayovac Corp.*                                                   150     2,466
                                                                      ---------
                                                                       131,006
                                                                      ---------
IT SERVICES - 0.02%
SAP AG (Germany) (Note 7)                                         25     3,624
                                                                      ---------
INDUSTRIAL CONGLOMERATES - 0.03%
Siemens AG (Germany) (Note 7)                                    100     6,719
                                                                      ---------
INSURANCE - 0.05%
Allianz AG (Germany) (Note 7)                                     25     2,677
Assicurazioni Generali S.p.A. (Italy) (Note 7)                   150     3,453
Axa (France) (Note 7)                                            200     3,790
                                                                      ---------
                                                                         9,920
                                                                      ---------
INTERNET SOFTWARE & SERVICES - 0.02%
Allscripts Healthcare Solutions, Inc.*                           750     3,900
                                                                      ---------
MACHINERY - 0.03%
Albany International Corp. - Class A                             108     3,337
Wabtec Corp.                                                     225     3,442
                                                                      ---------
                                                                         6,779
                                                                      ---------
MARINE - 0.02%
Odfjell ASA - Class A (Norway) (Note 7)                          225     4,200
                                                                      ---------
MEDIA - 1.00%
Acme Communications, Inc.*                                       400     3,332
Antena 3 Television S.A.* (Spain) (Note 7)                         1        28
Hearst-Argyle Television, Inc.*                                   50     1,210
Insight Communications Co., Inc.*                                275     2,665
The News Corp. Ltd. - ADR (Australia) (Note 7)                   225     6,638
Reed Elsevier plc - ADR (United Kingdom) (Note 7)                175     5,535
Time Warner, Inc.*                                            11,775   180,040
                                                                      ---------
                                                                       199,448
                                                                      ---------




The  accompanying  notes  are  an  integral  part  of  the financial statements.
7

INVESTMENT  PORTFOLIO  -  OCTOBER  31,  2003



                                                                VALUE
PRO-BLENDSM CONSERVATIVE TERM SERIES                  SHARES   (NOTE 2)
-----------------------------------------------------------------------
MULTILINE RETAIL - 0.03%
KarstadtQuelle AG (Germany) (Note 7)                     100  $  2,476
PT Ramayana Lestari Sentosa Tbk (Indonesia) (Note 7)   6,500     3,596
                                                              ---------
                                                                 6,072
                                                              ---------
MULTI-UTILITIES & UNREGULATED POWER - 0.01%
RWE AG (Germany) (Note 7)                                 75     2,084
                                                              ---------

OIL & GAS - 0.51%
Amerada Hess Corp.                                     1,600    82,592
Eni S.p.A. (Italy) (Note 7)                              400     6,352
Forest Oil Corp.*                                         50     1,172
Teekay Shipping Corp.  (Bahamas) (Note 7)                 75     3,610
Total S.A. (France) (Note 7)                              50     7,771
                                                              ---------
                                                               101,497
                                                              ---------
PAPER & FOREST PRODUCTS - 0.05%
Aracruz Celulose S.A. - ADR (Brazil) (Note 7)            275     7,727
Bowater, Inc.                                             75     3,062
                                                              ---------
                                                                10,789
                                                              ---------
PERSONAL PRODUCTS - 0.36%
Clarins S.A. (France) (Note 7)                           139     7,910
The Estee Lauder Companies, Inc. - Class A             1,600    59,824
L'Oreal S.A. (France) (Note 7)                            50     3,697
                                                              ---------
                                                                71,431
                                                              ---------
PHARMACEUTICALS - 3.16%
Aventis S.A. (France) (Note 7)                            50     2,648
Guilford Pharmaceuticals, Inc.*                          875     6,449
Merck & Co., Inc.                                      1,175    51,994
Merck KGaA (Germany) (Note 7)                            300    10,637
Novartis AG - ADR (Switzerland) (Note 7)               3,650   140,050
Pfizer, Inc.                                           4,145   130,982
Sanofi-Synthelabo S.A. (France) (Note 7)                  50     3,095
Schering AG (Germany) (Note 7)                           300    14,107
Schering-Plough Corp.                                 17,825   272,188
                                                              ---------
                                                               632,150
                                                              ---------
ROAD & RAIL - 0.02%
Kansas City Southern*                                    325     4,300
                                                              ---------



The  accompanying  notes  are  an  integral  part  of  the financial statements.
8

INVESTMENT  PORTFOLIO  -  OCTOBER  31,  2003



                                                                SHARES/           VALUE
PRO-BLENDSM CONSERVATIVE TERM SERIES                       PRINCIPAL AMOUNT      (NOTE 2)
-----------------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.45%
Brooks Automation, Inc.*                                                 475  $   11,851
Cymer, Inc.*                                                              50       2,283
Texas Instruments, Inc.                                                2,600      75,192
                                                                              -----------
                                                                                  89,326
                                                                              -----------
SOFTWARE - 0.27%
Activision, Inc.*                                                        300       4,527
Amdocs Ltd.* (Guernsey) (Note 7)                                         125       2,682
Network Associates, Inc.*                                              3,350      46,666
                                                                              -----------
                                                                                  53,875
                                                                              -----------
SPECIALTY RETAIL - 0.08%
Foot Locker, Inc.                                                        625      11,187
KOMERI Co. Ltd. (Japan) (Note 7)                                         100       2,283
Toys "R" Us, Inc.*                                                       225       2,925
                                                                              -----------
                                                                                  16,395
                                                                              -----------
TEXTILES, APPAREL & LUXURY GOODS - 0.02%
LVMH S.A. (Louis Vuitton Moet Hennessy) (France) (Note 7)                 50       3,456
                                                                              -----------
TRANSPORTATION INFRASTRUCTURE - 0.01%
Brisa-Auto Estradas de Portugal S.A. (Portugal) (Note 7)                 400       2,502
                                                                              -----------
WIRELESS TELECOMMUNICATION SERVICES - 0.04%
Telecom Italia Mobile S.p.A. (T.I.M.) (Italy) (Note 7)                   825       3,807
Vodafone Group plc - ADR (United Kingdom) (Note 7)                       225       4,759
                                                                              -----------
                                                                                   8,566
                                                                              -----------
TOTAL COMMON STOCKS
(Identified Cost $3,042,303)                                                   3,242,868
                                                                              -----------
MUTUAL FUNDS - 0.05%
iShares MSCI Malaysia Index Fund                                         725       4,894
iShares MSCI Singapore Index Fund                                        800       4,776
                                                                              -----------
TOTAL MUTUAL FUNDS
(Identified Cost $9,757)                                                           9,670
                                                                              -----------
U.S. TREASURY SECURITIES - 79.01%
U.S. TREASURY BONDS - 7.80%
U.S. Treasury Bond, 6.875%, 8/15/2025                      $         170,000     206,065
U.S. Treasury Bond, 5.50%, 8/15/2028                               1,310,000   1,352,575
                                                                              -----------
TOTAL U.S. TREASURY BONDS
(Identified Cost $1,525,356)                                                   1,558,640
                                                                              -----------



The  accompanying  notes  are  an  integral  part  of  the financial statements.
9

INVESTMENT  PORTFOLIO  -  OCTOBER  31,  2003



                                                                           VALUE
PRO-BLENDSM CONSERVATIVE TERM SERIES               PRINCIPAL AMOUNT       (NOTE 2)
----------------------------------------------------------------------------------
U.S. TREASURY SECURITIES (continued)
U.S. TREASURY NOTES - 71.21%
U.S. Treasury Note, 3.375%, 4/30/2004              $       1,350,000  $ 1,365,398
U.S. Treasury Note, 2.25%, 7/31/2004                       1,000,000    1,008,164
U.S. Treasury Note, 7.25%, 8/15/2004                          65,000       68,054
U.S. Treasury Note, 5.875%, 11/15/2004                        10,000       10,468
U.S. Treasury Note, 1.625%, 1/31/2005                         55,000       55,155
U.S. Treasury Note, 1.625%, 4/30/2005                      2,235,000    2,237,881
U.S. Treasury Note, 6.50%, 5/15/2005                         625,000      671,631
U.S. Treasury Note, 1.50%, 7/31/2005                         600,000      598,055
U.S. Treasury Note, 1.625%, 9/30/2005                      1,600,000    1,595,125
U.S. Treasury Note, 5.625%, 2/15/2006                         10,000       10,815
U.S. Treasury Note, 7.00%, 7/15/2006                          25,000       28,104
U.S. Treasury Note, 6.50%, 10/15/2006                         15,000       16,759
U.S. Treasury Note, 3.50%, 11/15/2006                        700,000      722,476
U.S. Treasury Note, 4.375%, 5/15/2007                        500,000      529,024
U.S. Treasury Note, 6.625%, 5/15/2007                         35,000       39,689
U.S. Treasury Note, 3.25%, 8/15/2007                       1,050,000    1,068,088
U.S. Treasury Note, 6.125%, 8/15/2007                         15,000       16,811
U.S. Treasury Note, 3.00%, 2/15/2008                         400,000      400,219
U.S. Treasury Note, 5.50%, 2/15/2008                          90,000       99,200
U.S. Treasury Note, 5.625%, 5/15/2008                         10,000       11,069
U.S. Treasury Note, 3.25%, 8/15/2008                         600,000      601,383
U.S. Treasury Note, 4.75%, 11/15/2008                        795,000      849,532
Interest Stripped - Principal Payment, 2/15/2009              17,000       14,153
U.S. Treasury Note, 5.50%, 5/15/2009                         225,000      249,293
U.S. Treasury Note, 6.00%, 8/15/2009                         450,000      508,816
U.S. Treasury Note, 3.625%, 5/15/2013                      1,525,000    1,460,128
                                                                      ------------
TOTAL U.S. TREASURY NOTES
(Identified Cost $14,000,053)                                          14,235,490
                                                                      ------------
TOTAL U.S. TREASURY SECURITIES
(Identified Cost $15,525,409)                                          15,794,130
                                                                      ------------
U.S. GOVERNMENT AGENCIES - 2.92%
MORTGAGE BACKED SECURITIES - 2.74%
GNMA, Pool #365225, 9.00%, 11/15/2024                          3,159        3,419
GNMA, Pool #398655, 6.50%, 5/15/2026                           8,490        8,889
GNMA, Pool #452826, 9.00%, 1/15/2028                          11,010       11,915
GNMA, Pool #460820, 6.00%, 6/15/2028                          25,858       26,719
GNMA, Pool #458983, 6.00%, 1/15/2029                         100,429      103,769
GNMA, Pool #530481, 8.00%, 8/15/2030                         114,144      123,190
GNMA, Pool #577796, 6.00%, 1/15/2032                         260,222      268,877
                                                                      ------------
TOTAL MORTGAGE BACKED SECURITIES
(Identified Cost $526,763)                                                546,778
                                                                      ------------



The  accompanying  notes  are  an  integral  part  of  the financial statements.
10

INVESTMENT  PORTFOLIO  -  OCTOBER  31,  2003



                                          PRINCIPAL AMOUNT/       VALUE
PRO-BLENDSM CONSERVATIVE TERM SERIES          SHARES             (NOTE 2)
-------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES (continued)
OTHER AGENCIES - 0.18%
Fannie Mae, 4.75%, 11/14/2003             $           5,000  $     5,007
Fannie Mae, 3.50%, 9/15/2004                          5,000        5,093
Fannie Mae, 6.00%, 12/15/2005                        10,000       10,792
Fannie Mae, 5.25%, 1/15/2009                         15,000       16,087
                                                             ------------
TOTAL OTHER AGENCIES
(Identified Cost $37,137)                                         36,979
                                                             ------------
TOTAL U.S. GOVERNMENT AGENCIES
(Identified Cost $563,900)                                       583,757
                                                             ------------
SHORT-TERM INVESTMENTS - 1.88%
Dreyfus Treasury Cash Management -
Institutional Shares                                 91,726       91,726
Fannie Mae Discount Note, 12/17/2003      $         250,000      249,681
U.S. Treasury Bill, 11/13/2003                       35,000       34,990
                                                             ------------
TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $376,397)                                       376,397
                                                             ------------
TOTAL INVESTMENTS - 100.08%
(Identified Cost $19,517,766)                                 20,006,822
LIABILITIES, LESS OTHER ASSETS - (0.08%)                         (16,070)
                                                             ------------
NET ASSETS - 100%                                            $19,990,752
                                                             ============



*Non-income  producing  security
ADR  -  American  Depository  Receipt

The  accompanying  notes  are  an  integral  part  of  the financial statements.
11

STATEMENT  OF  ASSETS  AND  LIABILITIES  -  PRO-BLENDSM CONSERVATIVE TERM SERIES

OCTOBER  31,  2003




ASSETS:
Investments, at value (identified cost $19,517,766) (Note 2)    $20,006,822
Foreign currency, at value (cost $9)                                     10
Interest receivable                                                 144,919
Receivable for fund shares sold                                      17,650
Receivable for securities sold                                        4,216
Dividends receivable                                                  1,194
Foreign tax reclaims receivable                                         846
Receivable from investment advisor (Note 3)                              98
                                                                -----------
TOTAL ASSETS                                                     20,175,755
                                                                -----------
LIABILITIES:

Accrued transfer agent fees (Note 3)                                  6,335
Accrued fund accounting fees (Note 3)                                 4,903
Payable for securities purchased                                     87,475
Payable for fund shares repurchased                                  60,932
Audit fees payable                                                   22,149
Other payables and accrued expenses                                   3,209
                                                                -----------
TOTAL LIABILITIES                                                   185,003
                                                                -----------
TOTAL NET ASSETS                                                $19,990,752
                                                                ===========
NET ASSETS CONSIST OF:

Capital stock                                                   $    17,652
Additional paid-in-capital                                       18,838,291
Undistributed net investment income                                 181,211
Accumulated net realized gain on investments and other assets
and liabilities                                                     464,495
Net unrealized appreciation on investments and other assets
and liabilities                                                     489,103
                                                                -----------
TOTAL NET ASSETS                                                $19,990,752
                                                                ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
PRICE PER SHARE - CLASS A ($19,990,752/1,765,205 shares)        $     11.32
                                                                ===========



The  accompanying  notes  are  an  integral  part  of  the financial statements.
12

STATEMENT  OF  OPERATIONS  -  PRO-BLENDSM  CONSERVATIVE  TERM  SERIES

FOR  THE  YEAR  ENDED  OCTOBER  31,  2003




INVESTMENT INCOME:
Interest                                               $ 388,493
Dividends (net of foreign tax withheld, $1,576)           46,075
                                                       ----------
Total Investment Income                                  434,568
                                                       ----------
EXPENSES:

Management fees (Note 3)                                 119,845
Fund accounting fees (Note 3)                             58,850
Transfer agent fees (Note 3)                              37,850
Directors' fees (Note 3)                                   5,705
Audit fees                                                20,000
Registration and filing fees                              16,950
Custodian fees                                             9,400
Miscellaneous                                              4,265
                                                       ----------
Total Expenses                                           272,865
Less reduction of expenses (Note 3)                     (122,840)
                                                       ----------
Net Expenses                                             150,025
                                                       ----------
NET INVESTMENT INCOME                                    284,543
                                                       ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

Net realized gain on -
Investments                                              488,758
Foreign currency and other assets and liabilities             14
                                                       ----------
                                                         488,772
                                                       ----------
Net change in unrealized appreciation on -
Investments                                               98,948
Foreign currency and other assets and liabilities             36
                                                       ----------
                                                          98,984
                                                       ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS          587,756
                                                       ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS   $ 872,299
                                                       ==========



The  accompanying  notes  are  an  integral  part  of  the financial statements.
13

STATEMENTS  OF  CHANGES  IN  NET  ASSETS  - PRO-BLENDSM CONSERVATIVE TERM SERIES





                                                         FOR THE       FOR THE
                                                        YEAR ENDED    YEAR ENDED
                                                         10/31/03      10/31/02
                                                        ----------  -------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income                                  $   284,543   $   203,950
Net realized gain on investments                           488,772        65,510
Net change in unrealized appreciation on
investments                                                 98,984       204,815
                                                       -----------  -------------
Net increase from operations                               872,299       474,275
                                                       -----------  -------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 8):

From net investment income                                (258,479)     (160,796)
From net realized gain on investments                      (52,226)     (153,448)
                                                       -----------  -------------
Total distributions to shareholders                       (310,705)     (314,244)
                                                       -----------  -------------
CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)    7,234,350     7,801,759
                                                       -----------  -------------
Net increase in net assets                               7,795,944     7,961,790

NET ASSETS:

Beginning of year                                       12,194,808     4,233,018
                                                       -----------  -------------
END OF YEAR (including undistributed net investment
income of $181,211 and $155,130, respectively)         $19,990,752   $12,194,808
                                                       ===========   ============



The  accompanying  notes  are  an  integral  part  of  the financial statements.
14

FINANCIAL  HIGHLIGHTS  -  PRO-BLENDSM  CONSERVATIVE  TERM  SERIES




                                                                             FOR THE YEARS ENDED
                                                            10/31/03    10/31/02    10/31/01    10/31/00    10/31/99
                                                         -----------  ----------  ----------  ----------  ----------

PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH YEAR):
NET ASSET VALUE - BEGINNING OF YEAR                      $    10.95   $   11.34   $   11.16   $   10.62   $   10.85
                                                         -----------  ----------  ----------  ----------  ----------
Income (loss) from investment operations:
Net investment income                                          0.17        0.30 2      0.46        0.46        0.46
Net realized and unrealized gain (loss) on investments         0.45        0.15 2      0.51        0.62       (0.27)
                                                         -----------  ----------  ----------  ----------  ----------
Total from investment operations                               0.62        0.45        0.97        1.08        0.19
                                                         -----------  ----------  ----------  ----------  ----------
Less distributions to shareholders:
From net investment income                                    (0.21)      (0.41)      (0.48)      (0.44)      (0.38)
From net realized gain on investments                         (0.04)      (0.43)      (0.31)      (0.10)      (0.04)
                                                         -----------  ----------  ----------  ----------  ----------
Total distributions to shareholders                           (0.25)      (0.84)      (0.79)      (0.54)      (0.42)
                                                         -----------  ----------  ----------  ----------  ----------
NET ASSET VALUE - END OF YEAR                            $    11.32   $   10.95   $   11.34   $   11.16   $   10.62
                                                         ===========  ==========  ==========  ==========  ==========
Total return1                                                  5.75%       4.35%       9.09%      10.62%       1.75%

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
Expenses*                                                      1.00%       1.00%       1.00%       1.00%       1.00%
Net investment income                                          1.90%       2.95%2      3.84%       4.13%       4.08%

Portfolio turnover                                              40%         55%         42%         33%         33%

NET ASSETS - END OF YEAR (000's omitted)                 $   19,991   $  12,195   $   4,233   $   4,838   $   4,837
                                                         ===========  ==========  ==========  ==========  ==========



*The investment advisor did not impose all or a portion of its management fee and in some periods paid a portion of the Series' expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have been increased as follows:



0.82%  1.84%  2.00%  1.23%  0.57%




1Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the year.
2The Series adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies, which requires the Series to amortize premium and accrete discount on all debt securities (see Note 2 to the financial statements). The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $0.01, decrease net realized and unrealized gain (loss) on investments per share by $0.01, and increase the net investment income ratio from 2.80% to 2.95%. Per share data and ratios for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

The  accompanying  notes  are  an  integral  part  of  the financial statements.
15

Performance  Update  as  of  October  31,  2003 (unaudited)



Exeter Fund, Inc.
Pro-BlendSM Moderate Term Series

                                                   Total Return
                                                ---------------------
                                   Growth of
Through                             $10,000                   Average
10/31/03                          Investment    Cumulative1   Annual1
----------------------------------------------------------------------
One Year                          $    11,187         11.87%    11.87%
Five Year                         $    13,572         35.72%     6.30%
Ten Year                          $    20,815        108.15%     7.60%
Inception                         $    20,878        108.78%     7.53%





Lehman Brothers
Intermediate U.S. Government/Credit Bond Index2

                                                                   Total Return
                                                               ----------------------
                                                  Growth of
Through                                            $10,000                   Average
10/31/03                                         Investment    Cumulative1   Annual1
-------------------------------------------------------------------------------------
One Year                                         $    10,543          5.43%     5.43%
Five Year                                        $    13,716         37.16%     6.52%
Ten Year                                         $    18,787         87.87%     6.51%
Inception                                        $    18,837         88.37%     6.48%





40%/60% Blended Index2

                                          Total Return
                                     -----------------------
                         Growth of
Through                   $10,000                   Average
10/31/03                Investment    Cumulative1   Annual1
------------------------------------------------------------
One Year                $    11,167         11.67%    11.67%
Five Year               $    12,474         24.74%     4.52%
Ten Year                $    22,405        124.05%     8.40%
Inception               $    22,626        126.26%     8.43%



The value of a $10,000 investment in the Exeter Fund, Inc. - Pro-BlendSM Moderate Term Series from its inception (9/15/93) to present (10/31/03) as compared to the Lehman Brothers Intermediate U.S. Government/Credit Bond Index and a 40%/60% Blended Index.

<graphic>
<line  chart>

Data  for  line  chart  to  follow:



                   Exeter Fund, Inc.            Lehman Brothers Intermediate
Date        Pro-BlendSM Moderate Term Series  U.S. Government/Credit Bond Index  40%/60% Blended Index
9/15/1993     $                       10,000   $                         10,000   $             10,000
12/31/1993                            10,092                             10,032                 10,103
12/31/1994                            10,012                              9,838                 10,045
12/31/1995                            12,123                             11,347                 12,438
10/31/1996                            12,806                             11,728                 13,503
10/31/1997                            14,472                             12,606                 15,807
10/31/1998                            15,383                             13,755                 18,139
10/31/1999                            16,048                             13,891                 20,037
10/31/2000                            18,634                             14,788                 21,358
10/31/2001                            19,304                             16,896                 20,754
10/31/2002                            18,662                             17,867                 20,262
10/31/2003                            20,878                             18,837                 22,626



1Performance numbers for the Series are calculated from September 15, 1993, the Series' inception date. The Lehman Brothers Intermediate U.S. Government/Credit Bond Index only publishes month-end numbers; therefore, performance numbers for the Indices are calculated from September 30, 1993. The Series' performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series' performance is historical and may not be indicative of future results.
2The Lehman Brothers Intermediate U.S. Government/Credit Bond Index is a market value weighted measure of approximately 3,000 corporate and government investment grade securities with maturities greater than one year but less than ten years. The 40%/60% Blended Index is 40% Standard & Poor's (S&P) 500 Total Return Index and 60% Lehman Brothers Intermediate U.S. Government/Credit Bond Index. The S&P 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. Both Indices' returns assume reinvestment of income and, unlike Series returns, do not reflect any fees or expenses. Because the Series' asset allocation will vary over time, the composition of the Series' portfolio may not match the composition of the comparative Indices' portfolios.

INVESTMENT  PORTFOLIO  -  OCTOBER  31,  2003




                                                                                     VALUE
PRO-BLENDSM MODERATE TERM SERIES                                          SHARES    (NOTE 2)
---------------------------------------------------------------------------------------------
COMMON STOCKS - 37.44%
AEROSPACE & DEFENSE - 0.09%
Empresa Brasileira de Aeronautica S.A. (Embraer) - ADR (Brazil) (Note 7)   2,375  $   61,631
                                                                                  -----------
AIRLINES - 0.03%
SkyWest, Inc.                                                              1,250      23,112
                                                                                  -----------
AUTOMOBILES - 0.01%
Bayerische Motoren Werke AG (BMW) (Germany) (Note 7)                         250      10,027
                                                                                  -----------
BEVERAGES - 0.09%
Interbrew (Belgium) (Note 7)                                               1,050      24,583
The Robert Mondavi Corp. - Class A*                                        1,075      37,679
                                                                                  -----------
                                                                                      62,262
                                                                                  -----------
BIOTECHNOLOGY - 1.64%
BioMarin Pharmaceutical, Inc.*                                             9,100      63,700
Celltech Group plc* (United Kingdom) (Note 7)                             66,225     515,827
Charles River Laboratories International, Inc.*                            9,650     311,116
Ciphergen Biosystems, Inc.*                                                3,400      37,094
Invitrogen Corp.*                                                            875      55,641
Millennium Pharmaceuticals, Inc.*                                          3,825      60,894
PRAECIS Pharmaceuticals, Inc.*                                             5,950      41,234
Transkaryotic Therapies, Inc.*                                             3,850      50,473
                                                                                  -----------
                                                                                   1,135,979
                                                                                  -----------
CAPITAL MARKETS - 0.05%
Deutsche Bank AG (Germany) (Note 7)                                          475      31,309
                                                                                  -----------
CHEMICALS - 0.73%
Akzo Nobel N.V. (Netherlands) (Note 7)                                     3,000      94,860
Bayer AG (Germany) (Note 7)                                                1,050      25,133
Cabot Corp.                                                                  275       7,672
Degussa AG (Germany) (Note 7)                                                225       6,500
IMC Global, Inc.                                                           1,375       9,611
L'Air Liquide S.A. (France) (Note 7)                                         150      22,233
Linde AG (Germany) (Note 7)                                                  250      11,407
Lonza Group AG (Switzerland) (Note 7)                                      1,275      62,540
Minerals Technologies, Inc.                                                3,875     212,350
Syngenta AG - ADR (Switzerland) (Note 7)                                   5,325      57,350
                                                                                  -----------
                                                                                     509,656
                                                                                  -----------

COMMERCIAL BANKS - 0.20%
BNP Paribas S.A. (France) (Note 7)                                           350      18,391
Banca Intesa S.p.A. (Italy) (Note 7)                                       6,125      20,649



The  accompanying  notes  are  an  integral  part  of  the financial statements.
17

INVESTMENT  PORTFOLIO  -  OCTOBER  31,  2003




                                                                                          VALUE
PRO-BLENDSM MODERATE TERM SERIES                                             SHARES      (NOTE 2)
-------------------------------------------------------------------------------------------------
COMMERCIAL BANKS (continued)
Banco BPI S.A. (Portugal) (Note 7)                                             5,475  $   16,866
Banco Comercial Portugues S.A. (BCP) (Portugal) (Note 7)                       8,200      15,824
Banco Espirito Santo S.A. (BES) (Portugal) (Note 7)                              975      13,987
Bayerische Hypo-und Vereinsbank AG (HVB Group)* (Germany) (Note 7)               625      13,645
Societe Generale (France) (Note 7)                                               150      11,143
UniCredito Italiano S.p.A. (Italy) (Note 7)                                    6,225      30,683
                                                                                      -----------
                                                                                         141,188
                                                                                      -----------
COMMUNICATIONS EQUIPMENT - 2.52%
Alcatel S.A.* (France) (Note 7)                                                1,025      13,524
Lucent Technologies, Inc.*                                                   196,175     627,760
QUALCOMM, Inc.                                                                23,250   1,104,375
                                                                                      -----------
                                                                                       1,745,659
                                                                                      -----------
CONSTRUCTION & ENGINEERING - 0.02%
Hochtief AG (Germany) (Note 7)                                                   575      14,405
                                                                                      -----------
CONSTRUCTION MATERIALS - 0.02%
Semapa - Sociedade de Investimento e Gestao S.A. (SGPS) (Portugal) (Note 7)    4,450      16,606
                                                                                      -----------
CONSUMER FINANCE - 0.02%
Takefuji Corp. (Japan) (Note 7)                                                  230      13,620
                                                                                      -----------
DIVERSIFIED FINANCIAL SERVICES - 0.01%
ING Groep N.V. (Netherlands) (Note 7)                                            350       7,267
                                                                                      -----------
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.21%
D&E Communications, Inc.                                                       1,500      21,135
Deutsche Telekom AG* (Germany) (Note 7)                                          900      14,124
PT Telekomunikasi Indonesia (Indonesia) (Note 7)                              45,000      31,778
Telecom Italia S.p.A.* (Italy) (Note 7)                                       12,378      32,304
Telefonica S.A.* (Spain) (Note 7)                                              1,750      21,768
Telefonica S.A. - ADR* (Spain) (Note 7)                                          625      23,375
                                                                                      -----------
                                                                                         144,484
                                                                                      -----------
ELECTRIC UTILITIES - 0.15%
Allegheny Energy, Inc.*                                                        3,000      31,740
E.ON AG (Germany) (Note 7)                                                       700      35,235
Endesa S.A. (Spain) (Note 7)                                                     900      14,281
Korea Electric Power Corp. (KEPCO) - ADR (South Korea) (Note 7)                2,200      23,870
                                                                                      -----------
                                                                                         105,126
                                                                                      -----------



The  accompanying  notes  are  an  integral  part  of  the financial statements.
18

INVESTMENT  PORTFOLIO  -  OCTOBER  31,  2003




                                                                             VALUE
PRO-BLENDSM MODERATE TERM SERIES                                 SHARES     (NOTE 2)
------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.15%
KEYENCE Corp. (Japan) (Note 7)                                      100  $   21,995
Mabuchi Motor Co. Ltd. (Japan) (Note 7)                             200      15,245
Varian, Inc.*                                                     1,875      67,144
                                                                         -----------
                                                                            104,384
                                                                         -----------
ENERGY EQUIPMENT & SERVICES - 5.34%
Atwood Oceanics, Inc.*                                            1,250      32,362
Baker Hughes, Inc.                                               21,775     615,361
Compagnie Generale de Geophysique S.A. (CGG)* (France) (Note 7)     350       9,765
Cooper Cameron Corp.*                                             6,625     283,683
National-Oilwell, Inc.*                                           1,150      21,931
Newpark Resources, Inc.*                                          4,550      18,291
Precision Drilling Corp.* (Canada) (Note 7)                         950      37,411
Pride International, Inc.*                                        4,225      69,206
Schlumberger Ltd.                                                30,350   1,425,540
Smedvig ASA - Class A (Norway) (Note 7)                           5,325      36,895
Transocean, Inc.*                                                18,750     359,813
Varco International, Inc.*                                       21,200     372,908
Weatherford International Ltd.*                                  12,075     419,606
                                                                         -----------
                                                                          3,702,772
                                                                         -----------
FOOD & STAPLES RETAILING - 0.78%
Carrefour S.A. (France) (Note 7)                                    500      26,249
Koninklijke Ahold N.V.* (Netherlands) (Note 7)                    1,400      11,848
Koninklijke Ahold N.V. - ADR* (Netherlands) (Note 7)              1,625      13,764
The Kroger Co.*                                                  27,375     478,789
Metro AG (Germany) (Note 7)                                         325      13,186
                                                                         -----------
                                                                            543,836
                                                                         -----------
FOOD PRODUCTS - 3.76%
American Italian Pasta Co. - Class A*                               400      15,296
Cadbury Schweppes plc (United Kingdom) (Note 7)                   3,100      19,872
Groupe Danone (France) (Note 7)                                     100      15,089
Nestle S.A. (Switzerland) (Note 7)                                6,000   1,321,002
Sanderson Farms, Inc.                                               250       8,785
Smithfield Foods, Inc.*                                           1,325      28,169
Sylvan, Inc.*                                                     2,700      27,189
Unilever plc - ADR (United Kingdom) (Note 7)                     34,273   1,172,137
                                                                         -----------
                                                                          2,607,539
                                                                         -----------



The  accompanying  notes  are  an  integral  part  of  the financial statements.
19

INVESTMENT  PORTFOLIO  -  OCTOBER  31,  2003




                                                                           VALUE
PRO-BLENDSM MODERATE TERM SERIES                               SHARES     (NOTE 2)
----------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES - 3.74%
Applera Corp. - Applied Biosystems Group                       50,075  $1,155,731
Beckman Coulter, Inc.                                           2,475     122,884
Bruker BioSciences Corp.*                                      16,029      83,351
Cardiac Science, Inc.*                                         27,600     112,332
Guidant Corp.                                                     200      10,202
Millipore Corp.*                                               23,500   1,030,475
Thoratec Corp.*                                                 5,075      78,104
                                                                       -----------
                                                                        2,593,079
                                                                       -----------
HEALTH CARE PROVIDERS & SERVICES - 0.90%
CIGNA Corp.                                                     1,000      57,050
NDCHealth Corp.                                                 1,150      30,348
WebMD Corp.*                                                   69,175     538,873
                                                                       -----------
                                                                          626,271
                                                                       -----------
HOTELS, RESTAURANTS & LEISURE - 1.30%
Carnival Corp.                                                 14,850     518,413
Club Mediterranee S.A.* (France) (Note 7)                       7,325     277,259
The Hongkong & Shanghai Hotels Ltd. (Hong Kong) (Note 7)       83,050      50,264
International Speedway Corp. - Class A                            300      12,762
Mandarin Oriental International Ltd.* (Bermuda) (Note 7)       17,000       8,755
Orient-Express Hotels Ltd.* (Bermuda) (Note 7)                  1,250      21,888
Shangri-La Asia Ltd. (Hong Kong) (Note 7)                      10,000       9,593
                                                                       -----------
                                                                          898,934
                                                                       -----------
HOUSEHOLD DURABLES - 0.12%
Helen of Troy Ltd.*                                               500      11,215
Interface, Inc. - Class A*                                      2,950      16,372
Libbey, Inc.                                                      275       7,312
Sony Corp. - ADR (Japan) (Note 7)                                 750      26,400
Waterford Wedgwood plc (Ireland) (Note 7)                      65,300      22,008
                                                                       -----------
                                                                           83,307
                                                                       -----------
HOUSEHOLD PRODUCTS - 1.60%
Henkel KGaA (Germany) (Note 7)                                    325      23,806
Kao Corp. (Japan) (Note 7)                                      1,000      20,558
Kimberly-Clark Corp.                                           18,850     995,468
Kimberly-Clark de Mexico S.A. de C.V. - ADR (Mexico) (Note 7)   3,850      46,633
Rayovac Corp.*                                                  1,450      23,838
                                                                       -----------
                                                                        1,110,303
                                                                       -----------



The  accompanying  notes  are  an  integral  part  of  the financial statements.
20

INVESTMENT  PORTFOLIO  -  OCTOBER  31,  2003




                                                               VALUE
PRO-BLENDSM MODERATE TERM SERIES                   SHARES     (NOTE 2)
----------------------------------------------------------------------
IT SERVICES - 0.05%
SAP AG (Germany) (Note 7)                             250  $   36,241
                                                           -----------
INDUSTRIAL CONGLOMERATES - 0.07%
Siemens AG (Germany) (Note 7)                         700      47,035
                                                           -----------
INSURANCE - 0.10%
Allianz AG (Germany) (Note 7)                         150      16,060
Assicurazioni Generali S.p.A. (Italy) (Note 7)      1,100      25,319
Axa (France) (Note 7)                               1,400      26,528
                                                           -----------
                                                               67,907
                                                           -----------
INTERNET SOFTWARE & SERVICES - 0.05%
Allscripts Healthcare Solutions, Inc.*              6,375      33,150
                                                           -----------
LEISURE EQUIPMENT & PRODUCTS - 0.02%
Callaway Golf Co.                                     475       7,719
K2, Inc.*                                             525       8,710
                                                           -----------
                                                               16,429
                                                           -----------
MACHINERY - 0.10%
Albany International Corp. - Class A                  900      27,810
FANUC Ltd. (Japan) (Note 7)                           200      12,025
Wabtec Corp.                                        2,125      32,512
                                                           -----------
                                                               72,347
                                                           -----------
MARINE - 0.05%
Odfjell ASA - Class A (Norway) (Note 7)             1,775      33,130
                                                           -----------
MEDIA - 2.32%
Acme Communications, Inc.*                          3,300      27,489
Antena 3 Television S.A.* (Spain) (Note 7)              6         193
Hearst-Argyle Television, Inc.*                       500      12,105
Insight Communications Co., Inc.*                   2,750      26,647
The News Corp. Ltd. - ADR (Australia) (Note 7)      1,850      54,575
Reed Elsevier plc - ADR (United Kingdom) (Note 7)   1,100      34,793
Time Warner, Inc.*                                 95,250   1,456,373
                                                           -----------
                                                            1,612,175
                                                           -----------
METALS & MINING - 0.04%
Alcan, Inc.  (Canada) (Note 7)                        325      12,977
Grupo Mexico S.A. de C.V.* (Mexico) (Note 7)        8,750      15,344
                                                           -----------
                                                               28,321
                                                           -----------



The  accompanying  notes  are  an  integral  part  of  the financial statements.
21

INVESTMENT  PORTFOLIO  -  OCTOBER  31,  2003




                                                                 VALUE
PRO-BLENDSM MODERATE TERM SERIES                    SHARES      (NOTE 2)
------------------------------------------------------------------------
MULTILINE RETAIL - 0.06%
Don Quijote Co. Ltd. (Japan) (Note 7)                   300  $   16,128
Federated Department Stores, Inc.                       250      11,887
KarstadtQuelle AG (Germany) (Note 7)                    550      13,619
                                                             -----------
                                                                 41,634
                                                             -----------
MULTI-UTILITIES & UNREGULATED POWER - 0.05%
International Power plc* (United Kingdom) (Note 7)    4,050       9,158
RWE AG (Germany) (Note 7)                               475      13,197
Suez S.A. (France) (Note 7)                             550       8,823
                                                             -----------
                                                                 31,178
                                                             -----------

OIL & GAS - 0.91%
Amerada Hess Corp.                                    9,150     472,323
Eni S.p.A. (Italy) (Note 7)                           2,800      44,463
Forest Oil Corp.*                                       500      11,725
Teekay Shipping Corp.  (Bahamas) (Note 7)             1,275      61,366
Total S.A. (France) (Note 7)                            275      42,742
                                                             -----------
                                                                632,619
                                                             -----------
PAPER & FOREST PRODUCTS - 0.58%
Aracruz Celulose S.A. - ADR (Brazil) (Note 7)        13,075     367,407
Bowater, Inc.                                           850      34,706
                                                             -----------
                                                                402,113
                                                             -----------
PERSONAL PRODUCTS - 0.64%
Clarins S.A. (France) (Note 7)                        1,000      56,951
The Estee Lauder Companies, Inc. - Class A            9,650     360,814
L'Oreal S.A. (France) (Note 7)                          325      24,029
                                                             -----------
                                                                441,794
                                                             -----------
PHARMACEUTICALS - 6.60%
Aventis S.A. (France) (Note 7)                          325      17,209
Guilford Pharmaceuticals, Inc.*                       7,325      53,985
Merck & Co., Inc.                                    10,175     450,244
Merck KGaA (Germany) (Note 7)                         3,250     115,233
Novartis AG - ADR (Switzerland) (Note 7)             28,500   1,093,545
Pfizer, Inc.                                         31,990   1,010,884
Sanofi-Synthelabo S.A. (France) (Note 7)                225      13,928
Schering AG (Germany) (Note 7)                        2,400     112,856
Schering-Plough Corp.                               111,125   1,696,879
Takeda Chemical Industries Ltd. (Japan) (Note 7)        400      14,154
                                                             -----------
                                                              4,578,917
                                                             -----------



The  accompanying  notes  are  an  integral  part  of  the financial statements.
22

INVESTMENT  PORTFOLIO  -  OCTOBER  31,  2003




                                                                        VALUE
PRO-BLENDSM MODERATE TERM SERIES                           SHARES      (NOTE 2)
-------------------------------------------------------------------------------
REAL ESTATE - 0.00%**
Hypo Real Estate Holding AG* (Germany) (Note 7)               156   $    2,693
                                                                    -----------
ROAD & RAIL - 0.06%
Kansas City Southern*                                       3,125       41,344
                                                                    -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.05%
Brooks Automation, Inc.*                                    4,625      115,394
Cymer, Inc.*                                                  450       20,547
Texas Instruments, Inc.                                    20,400      589,968
                                                                    -----------
                                                                       725,909
                                                                    -----------
SOFTWARE - 0.52%
Activision, Inc.*                                           3,150       47,534
Amdocs Ltd.* (Guernsey) (Note 7)                              875       18,778
Network Associates, Inc.*                                  20,325      283,127
Sammy Corp. (Japan) (Note 7)                                  400       13,353
                                                                    -----------
                                                                       362,792
                                                                    -----------
SPECIALTY RETAIL - 0.49%
Foot Locker, Inc.                                          16,875      302,063
KOMERI Co. Ltd. (Japan) (Note 7)                              600       13,699
Toys "R" Us, Inc.*                                          2,100       27,300
                                                                    -----------
                                                                       343,062
                                                                    -----------
TEXTILES, APPAREL & LUXURY GOODS - 0.08%
Hampshire Group Ltd.*                                         250        8,760
Kenneth Cole Productions, Inc. - Class A                      325        9,620
LVMH S.A. (Louis Vuitton Moet Hennessy) (France) (Note 7)     400       27,644
Wolverine World Wide, Inc.                                    375        7,575
                                                                    -----------
                                                                        53,599
                                                                    -----------
TOBACCO - 0.01%
Altadis S.A. (Spain) (Note 7)                                 275        6,713
                                                                    -----------
TRANSPORTATION INFRASTRUCTURE - 0.02%
Brisa-Auto Estradas de Portugal S.A. (Portugal) (Note 7)    2,625       16,417
                                                                    -----------
WIRELESS TELECOMMUNICATION SERVICES - 0.09%
Telecom Italia Mobile S.p.A. (T.I.M.) (Italy) (Note 7)      5,975       27,575
Vodafone Group plc - ADR (United Kingdom) (Note 7)          1,525       32,254
                                                                    -----------
                                                                        59,829
                                                                    -----------
TOTAL COMMON STOCKS
(Identified Cost $25,432,287)                                       25,980,104
                                                                    -----------



The  accompanying  notes  are  an  integral  part  of  the financial statements.
23

INVESTMENT  PORTFOLIO  -  OCTOBER  31,  2003




                                              SHARES/            VALUE
PRO-BLENDSM MODERATE TERM SERIES         PRINCIPAL AMOUNT       (NOTE 2)
------------------------------------------------------------------------
MUTUAL FUNDS - 0.09%
iShares MSCI Malaysia Index Fund                     4,850  $    32,738
iShares MSCI Singapore Index Fund                    5,400       32,238
                                                            ------------
TOTAL MUTUAL FUNDS
(Identified Cost $64,810)                                        64,976
                                                            ------------
U.S. TREASURY SECURITIES - 51.22%
U.S. TREASURY BONDS - 11.02%
U.S. Treasury Bond, 7.25%, 8/15/2022     $         390,000      487,774
U.S. Treasury Bond, 6.25%, 8/15/2023                10,000       11,286
U.S. Treasury Bond, 7.50%, 11/15/2024            1,480,000    1,913,998
U.S. Treasury Bond, 5.50%, 8/15/2028             5,070,000    5,234,775
                                                            ------------
TOTAL U.S. TREASURY BONDS
(Identified Cost $7,172,627)                                  7,647,833
                                                            ------------
U.S. TREASURY NOTES - 40.20%
U.S. Treasury Note, 3.00%, 1/31/2004                 5,000        5,024
U.S. Treasury Note, 2.25%, 7/31/2004             2,525,000    2,545,614
U.S. Treasury Note, 2.125%, 10/31/2004           1,700,000    1,714,610
U.S. Treasury Note, 5.875%, 11/15/2004              10,000       10,468
U.S. Treasury Note, 1.625%, 4/30/2005            4,320,000    4,325,568
U.S. Treasury Note, 6.50%, 5/15/2005               355,000      381,486
U.S. Treasury Note, 1.625%, 9/30/2005            4,000,000    3,987,812
U.S. Treasury Note, 5.75%, 11/15/2005            3,435,000    3,700,677
U.S. Treasury Note, 5.875%, 11/15/2005               5,000        5,401
U.S. Treasury Note, 4.625%, 5/15/2006               75,000       79,597
U.S. Treasury Note, 6.50%, 10/15/2006                5,000        5,586
U.S. Treasury Note, 3.50%, 11/15/2006            1,500,000    1,548,163
U.S. Treasury Note, 3.25%, 8/15/2007             3,500,000    3,560,294
U.S. Treasury Note, 6.125%, 8/15/2007                5,000        5,604
U.S. Treasury Note, 5.625%, 5/15/2008                5,000        5,535
U.S. Treasury Note, 3.25%, 8/15/2008             6,000,000    6,013,830
                                                            ------------
TOTAL U.S. TREASURY NOTES
(Identified Cost $27,520,692)                                27,895,269
                                                            ------------
TOTAL U.S. TREASURY SECURITIES
(Identified Cost $34,693,319)                                35,543,102
                                                            ------------
U.S. GOVERNMENT AGENCIES - 1.56%
MORTGAGE BACKED SECURITIES - 0.01%
GNMA, Pool #286310, 9.00%, 2/15/2020                 4,260        4,610
GNMA, Pool #288873, 9.50%, 8/15/2020                   593          657
                                                            ------------
TOTAL MORTGAGE BACKED SECURITIES
(Identified Cost $5,070)                                          5,267
                                                            ------------



The  accompanying  notes  are  an  integral  part  of  the financial statements.
24

INVESTMENT  PORTFOLIO  -  OCTOBER  31,  2003




                                          PRINCIPAL AMOUNT/       VALUE
PRO-BLENDSM MODERATE TERM SERIES                SHARES          (NOTE 2)
-------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES (continued)
OTHER AGENCIES - 1.55%
Fannie Mae, 3.50%, 9/15/2004              $         970,000  $   988,106
Fannie Mae, 5.50%, 2/15/2006                          5,000        5,358
Fannie Mae, 4.25%, 7/15/2007                          5,000        5,209
Fannie Mae, 5.75%, 2/15/2008                         55,000       60,266
Fannie Mae, 5.25%, 1/15/2009                          5,000        5,362
Fannie Mae, 6.375%, 6/15/2009                        10,000       11,276
                                                             ------------
TOTAL OTHER AGENCIES
(Identified Cost $1,065,488)                                   1,075,577
                                                             ------------
TOTAL U.S. GOVERNMENT AGENCIES
(Identified Cost $1,070,558)                                   1,080,844
                                                             ------------
SHORT-TERM INVESTMENTS - 9.75%
Dreyfus Treasury Cash Management -
Institutional Shares                              1,238,512    1,238,512
Fannie Mae Discount Note, 12/4/2003       $       1,500,000    1,498,611
U.S. Treasury Bill, 11/13/2003                    1,030,000    1,029,655
U.S. Treasury Bill, 12/4/2003                     3,000,000    2,997,539
                                                             ------------
TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $6,764,317)                                   6,764,317
                                                             ------------
TOTAL INVESTMENTS - 100.06%
(Identified Cost $68,025,291)                                 69,433,343
LIABILITIES, LESS OTHER ASSETS - (0.06%)                         (39,998)
                                                             ------------
NET ASSETS - 100%                                            $69,393,345
                                                             ============



*Non-income  producing  security
**Less  than  0.01%
ADR  -  American  Depository  Receipt

The  accompanying  notes  are  an  integral  part  of  the financial statements.
25

STATEMENT  OF  ASSETS  AND  LIABILITIES  -  PRO-BLENDSM  MODERATE  TERM  SERIES

OCTOBER  31,  2003





ASSETS:
Investments, at value (identified cost $68,025,291) (Note 2)    $69,433,343
Foreign currency, at value (cost $191)                                  194
Interest receivable                                                 336,174
Receivable for securities sold                                      155,800
Receivable for fund shares sold                                     148,940
Foreign tax reclaims receivable                                       8,161
Dividends receivable                                                  7,287
                                                               ------------
TOTAL ASSETS                                                     70,089,899
                                                               ------------
LIABILITIES:

Accrued management fees (Note 3)                                     50,488
Accrued transfer agent fees (Note 3)                                  9,447
Accrued fund accounting fees (Note 3)                                 5,084
Payable for securities purchased                                    532,426
Payable for fund shares repurchased                                  69,568
Audit fees payable                                                   24,409
Other payables and accrued expenses                                   5,132
                                                               ------------
TOTAL LIABILITIES                                                   696,554
                                                               ------------
TOTAL NET ASSETS                                                $69,393,345
                                                               ============
NET ASSETS CONSIST OF:

Capital stock                                                   $    62,713
Additional paid-in-capital                                       66,963,080
Undistributed net investment income                                 317,544
Accumulated net realized gain on investments and other assets
and liabilities                                                     641,339
Net unrealized appreciation on investments and other assets
and liabilities                                                   1,408,669
                                                               ------------
TOTAL NET ASSETS                                                $69,393,345
                                                               ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
PRICE PER SHARE - CLASS A ($69,393,345/6,271,331 shares)        $     11.07
                                                               ============



The  accompanying  notes  are  an  integral  part  of  the financial statements.
26

STATEMENT  OF  OPERATIONS  -  PRO-BLENDSM  MODERATE  TERM  SERIES

FOR  THE  YEAR  ENDED  OCTOBER  31,  2003





INVESTMENT INCOME:
Interest                                                    $  906,999
Dividends (net of foreign tax withheld, $12,027)               353,630
                                                            -----------
Total Investment Income                                      1,260,629
                                                            -----------
EXPENSES:

Management fees (Note 3)                                       559,015
Fund accounting fees (Note 3)                                   59,700
Transfer agent fees (Note 3)                                    53,600
Directors' fees (Note 3)                                         4,350
Custodian fees                                                  18,050
Miscellaneous                                                   49,667
                                                            -----------
Total Expenses                                                 744,382
Less reduction of expenses (Note 3)                            (72,860)
                                                            -----------
Net Expenses                                                   671,522
                                                            -----------
NET INVESTMENT INCOME                                          589,107
                                                            -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

Net realized gain on -
Investments                                                  1,500,056
Foreign currency and other assets and liabilities                   50
                                                            -----------
                                                             1,500,106
                                                            -----------
Net change in unrealized appreciation (depreciation) on -
Investments                                                  4,114,714
Foreign currency and other assets and liabilities                  428
                                                            -----------
                                                             4,115,142
                                                            -----------
NET REALIZED AND UNREALIZED GAIN ON
INVESTMENTS                                                  5,615,248
                                                            -----------
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS                                                  $6,204,355
                                                            ===========



The  accompanying  notes  are  an  integral  part  of  the financial statements.
27

STATEMENTS  OF  CHANGES  IN  NET  ASSETS  -  PRO-BLENDSM  MODERATE  TERM  SERIES




                                                         FOR THE      FOR THE
                                                       YEAR ENDED    YEAR ENDED
                                                        10/31/03      10/31/02
                                                      -----------   -----------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income                                 $   589,107   $   738,326
Net realized gain (loss) on investments                 1,500,106      (818,269)
Net change in unrealized appreciation
(depreciation) on investments                           4,115,142    (2,455,118)
                                                      -----------   -----------
Net increase (decrease) from operations                 6,204,355    (2,535,061)
                                                      -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 8):

From net investment income                               (775,445)     (546,896)
From net realized gain on investments                           -      (723,704)
                                                      -----------   -----------
Total distributions to shareholders                      (775,445)   (1,270,600)
                                                      -----------   -----------
CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions
(Note 5)                                               16,293,921    32,409,601
                                                      -----------   -----------
Net increase in net assets                             21,722,831    28,603,940

NET ASSETS:

Beginning of year                                      47,670,514    19,066,574
                                                      -----------   -----------
END OF YEAR (including undistributed net investment
income of $317,544 and $503,528, respectively)        $69,393,345   $47,670,514
                                                      ===========   ===========



The  accompanying  notes  are  an  integral  part  of  the financial statements.
28

FINANCIAL  HIGHLIGHTS  -  PRO-BLENDSM  MODERATE  TERM  SERIES




                                                                            FOR THE YEARS ENDED
                                                         10/31/03    10/31/02    10/31/01    10/31/00    10/31/99
                                                    --------------  ----------   ---------   ---------   ---------

PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH YEAR):
NET ASSET VALUE - BEGINNING OF YEAR                 $       10.05   $    11.06   $   12.18   $   11.07   $   11.59
                                                    --------------  ----------   ---------   ---------   ---------
Income (loss) from investment operations:
Net investment income                                        0.10         0.18        0.31        0.41        0.38
Net realized and unrealized gain (loss) on
investments                                                  1.08        (0.50)       0.11        1.30        0.22
                                                    --------------  ----------   ---------   ---------   ---------
Total from investment operations                             1.18        (0.32)       0.42        1.71        0.60
                                                    --------------  ----------   ---------   ---------   ---------
Less distributions to shareholders:
From net investment income                                  (0.16)       (0.26)      (0.38)      (0.35)      (0.34)
From net realized gain on investments                           -        (0.43)      (1.16)      (0.25)      (0.78)
                                                    --------------  ----------   ---------   ---------   ---------
Total distributions to shareholders                          (0.16)      (0.69)      (1.54)      (0.60)      (1.12)
                                                    --------------  ----------   ---------   ---------   ---------
NET ASSET VALUE - END OF YEAR                       $        11.07  $    10.05   $   11.06   $   12.18   $   11.07
                                                    ==============  ==========   =========   =========   =========
Total return1                                                11.87%      (3.32%)      3.59%      16.12%       4.32%

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
Expenses*                                                     1.20%       1.20%       1.20%       1.20%       1.20%
Net investment income                                         1.05%       1.80%       2.68%       2.84%       3.09%

Portfolio turnover                                              60%         67%         77%         47%         45%

NET ASSETS - END OF YEAR (000's omitted)            $       69,393   $  47,671   $  19,067   $  18,040   $  26,515
                                                    ==============  ==========   =========   =========   =========


*The investment advisor did not impose all of its management fee. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have been increased as follows:



0.13%  0.23%  0.55%  0.21%  0.03%




1Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the year.

The  accompanying  notes  are  an  integral  part  of  the financial statements.
29

Performance  Update  as  of  October  31,  2003 (unaudited)



Exeter Fund, Inc.
Pro-BlendSM Extended Term Series

                                                     Total Return
                                                ----------------------
                                   Growth of
Through                             $10,000                   Average
10/31/03                          Investment    Cumulative1   Annual1
----------------------------------------------------------------------
One Year                          $    11,545         15.45%    15.45%
Five Year                         $    14,481         44.81%     7.68%
Ten Year                          $    26,120        161.20%    10.07%
Inception                         $    25,990        159.90%     9.96%





Lehman Brothers
U.S. Government/Credit Bond Index2

                                                       Total Return
                                                  ----------------------
                                     Growth of
Through                               $10,000                   Average
10/31/03                            Investment    Cumulative1   Annual1
------------------------------------------------------------------------
One Year                            $    10,617          6.17%     6.17%
Five Year                           $    13,745         37.45%     6.57%
Ten Year                            $    19,256         92.56%     6.77%
Inception                           $    19,256         92.56%     6.77%





50%/50% Blended Index2

                                           Total Return
                                      ----------------------
                         Growth of
Through                   $10,000                   Average
10/31/03                Investment    Cumulative1   Annual1
------------------------------------------------------------
One Year                $    11,365         13.65%    13.65%
Five Year               $    12,152         21.52%     3.97%
Ten Year                $    23,566        135.66%     8.95%
Inception               $    23,566        135.66%     8.95%



The value of a $10,000 investment in the Exeter Fund, Inc. - Pro-BlendSM Extended Term Series from its inception (10/12/93) to present (10/31/03) as compared to the Lehman Brothers U.S. Government/Credit Bond Index and a 50%/50% Blended Index.

<graphic>
<line  chart>

Data  for  line  chart  to  follow:



                    Exeter Fund, Inc.                   Lehman Brothers            50%/50% Blended Index
Date        Pro-BlendSM Extended Term Series   U.S. Government/Credit Bond Index
10/12/1993  $                          10,000  $                           10,000  $               10,000
12/31/1993                              9,982                               9,930                   9,978
12/31/1994                             10,333                               9,582                   9,872
12/31/1995                             13,707                              11,426                  12,650
10/31/1996                             15,078                              11,675                  13,822
10/31/1997                             18,047                              12,704                  16,615
10/31/1998                             17,947                              14,009                  19,392
10/31/1999                             19,824                              13,916                  21,716
10/31/2000                             23,557                              14,908                  23,213
10/31/2001                             23,881                              17,192                  21,739
10/31/2002                             22,511                              18,136                  20,737
10/31/2003                             25,990                              19,256                  23,566



1Performance numbers for the Series are calculated from October 12, 1993, the Series' inception date. The Lehman Brothers U.S. Government/Credit Bond Index only publishes month-end numbers; therefore, performance numbers for the Indices are calculated from October 31, 1993. The Series' performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series' performance is historical and may not be indicative of future results.
2The Lehman Brothers U.S. Government/Credit Bond Index is a market value weighted measure of approximately 4,000 corporate, government and mortgage backed securities. The Index is comprised of investment grade securities with maturities greater than one year. The 50%/50% Blended Index is 50% Standard & Poor's (S&P) 500 Total Return Index and 50% Lehman Brothers U.S. Government/Credit Bond Index. The S&P 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. The Indices' returns assume reinvestment of income and, unlike Series returns, do not reflect any fees or expenses. Because the Series' asset allocation will vary over time, the composition of the Series' portfolio may not match the composition of the comparative Indices' portfolios.

INVESTMENT  PORTFOLIO  -  OCTOBER  31,  2003



                                                                                       VALUE
PRO-BLENDSM EXTENDED TERM SERIES                                          SHARES      (NOTE 2)
----------------------------------------------------------------------------------------------
COMMON STOCKS - 50.39%
AEROSPACE & DEFENSE - 0.13%
Empresa Brasileira de Aeronautica S.A. (Embraer) - ADR (Brazil) (Note 7)   10,111  $  262,380
                                                                                   ----------
AIRLINES - 0.03%
SkyWest, Inc.                                                               3,725      68,875
                                                                                   ----------
AUTOMOBILES - 0.02%
Bayerische Motoren Werke AG (BMW) (Germany) (Note 7)                        1,200      48,127
                                                                                   ----------
BEVERAGES - 0.11%
Interbrew (Belgium) (Note 7)                                                4,750     111,211
The Robert Mondavi Corp. - Class A*                                         3,200     112,160
                                                                                      223,371
                                                                                   ----------
BIOTECHNOLOGY - 2.18%
BioMarin Pharmaceutical, Inc.*                                             39,675     277,725
Celltech Group plc* (United Kingdom) (Note 7)                             245,375   1,911,226
Charles River Laboratories International, Inc.*                            40,350   1,300,884
Ciphergen Biosystems, Inc.*                                                15,000     163,650
Invitrogen Corp.*                                                           3,600     228,924
Millennium Pharmaceuticals, Inc.*                                          16,800     267,456
PRAECIS Pharmaceuticals, Inc.*                                             28,225     195,599
Transkaryotic Therapies, Inc.*                                             16,825     220,576
                                                                                   ----------
                                                                                    4,566,040
                                                                                   ----------
CAPITAL MARKETS - 0.07%
Deutsche Bank AG (Germany) (Note 7)                                         2,175     143,362
                                                                                   ----------
CHEMICALS - 1.35%
Akzo Nobel N.V. (Netherlands) (Note 7)                                     13,225     418,174
Bayer AG (Germany) (Note 7)                                                 5,000     119,679
IMC Global, Inc.                                                            8,725      60,988
Imperial Chemical Industries plc (United Kingdom) (Note 7)                 11,450      37,646
L'Air Liquide S.A. (France) (Note 7)                                          675     100,048
Linde AG (Germany) (Note 7)                                                 1,125      51,332
Lonza Group AG (Switzerland) (Note 7)                                       6,825     334,772
Minerals Technologies, Inc.                                                27,800   1,523,440
Syngenta AG - ADR (Switzerland) (Note 7)                                   16,100     173,397
                                                                                   ----------
                                                                                    2,819,476
                                                                                   ----------

COMMERCIAL BANKS - 0.36%
BNP Paribas S.A. (France) (Note 7)                                          1,550      81,445
Banca Intesa S.p.A. (Italy) (Note 7)                                       28,925      97,513



The  accompanying  notes  are  an  integral  part  of  the financial statements.

INVESTMENT  PORTFOLIO  -  OCTOBER  31,  2003



                                                                                          VALUE
PRO-BLENDSM EXTENDED TERM SERIES                                             SHARES      (NOTE 2)
------------------------------------------------------------------------------------------------
COMMERCIAL BANKS (continued)
Banca Monte dei Paschi di Siena S.p.A. (Italy) (Note 7)                       10,950  $   32,651
Banco BPI S.A. (Portugal) (Note 7)                                            22,825      70,315
Banco Comercial Portugues S.A. (BCP) (Portugal) (Note 7)                      33,725      65,081
Banco Espirito Santo S.A. (BES) (Portugal) (Note 7)                            4,050      58,098
Bayerische Hypo-und Vereinsbank AG (HVB Group)* (Germany) (Note 7)             2,975      64,949
Sanpaolo IMI S.p.A. (Italy) (Note 7)                                           3,025      34,040
Siam Commercial Bank Public Co. Ltd.* (Thailand) (Note 7)                     48,500      49,843
Societe Generale (France) (Note 7)                                               675      50,142
UniCredito Italiano S.p.A. (Italy) (Note 7)                                   29,175     143,804
                                                                                      ----------
                                                                                         747,881
                                                                                      ----------
COMMUNICATIONS EQUIPMENT - 3.41%
Lucent Technologies, Inc.*                                                   838,675   2,683,760
QUALCOMM, Inc.                                                                93,500   4,441,250
                                                                                      ----------
                                                                                       7,125,010
                                                                                      ----------
CONSTRUCTION & ENGINEERING - 0.05%
Fomento de Construcciones y Contratas S.A. (FCC) (Spain) (Note 7)              1,075      35,066
Hochtief AG (Germany) (Note 7)                                                 2,625      65,761
                                                                                      ----------
                                                                                         100,827
                                                                                      ----------
CONSTRUCTION MATERIALS - 0.06%
Semapa - Sociedade de Investimento e Gestao S.A. (SGPS) (Portugal) (Note 7)   18,625      69,502
Siam City Cement Public Co. Ltd. (Thailand) (Note 7)                           9,400      49,480
                                                                                      ----------
                                                                                         118,982
                                                                                      ----------
CONSUMER FINANCE - 0.03%
Takefuji Corp. (Japan) (Note 7)                                                  950      56,256
                                                                                      ----------
DIVERSIFIED FINANCIAL SERVICES - 0.02%
ING Groep N.V. (Netherlands) (Note 7)                                          1,675      34,777
                                                                                      ----------
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.32%
D&E Communications, Inc.                                                       4,600      64,814
Deutsche Telekom AG* (Germany) (Note 7)                                        4,175      65,521
PT Telekomunikasi Indonesia (Indonesia) (Note 7)                             187,000     132,054



The  accompanying  notes  are  an  integral  part  of  the financial statements.

INVESTMENT  PORTFOLIO  -  OCTOBER  31,  2003



                                                                               VALUE
PRO-BLENDSM EXTENDED TERM SERIES                                 SHARES       (NOTE 2)
-------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES (continued)
Portugal Telecom S.A. (SGPS)  (Portugal) (Note 7)                  3,875  $    32,569
Telecom Italia S.p.A.* (Italy) (Note 7)                           58,025      151,434
Telefonica S.A.* (Spain) (Note 7)                                  8,175      101,687
Telefonica S.A. - ADR* (Spain) (Note 7)                            3,075      115,005
                                                                          -----------
                                                                              663,084
                                                                          -----------
ELECTRIC UTILITIES - 0.24%
Allegheny Energy, Inc.*                                           12,100      128,018
E.ON AG (Germany) (Note 7)                                         3,250      163,593
Endesa S.A. (Spain) (Note 7)                                       4,200       66,646
Iberdrola S.A. (Spain) (Note 7)                                    1,800       30,027
Korea Electric Power Corp. (KEPCO) - ADR (South Korea) (Note 7)   10,825      117,451
                                                                          -----------
                                                                              505,735
                                                                          -----------

ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.16%
KEYENCE Corp. (Japan) (Note 7)                                       300       65,984
Mabuchi Motor Co. Ltd. (Japan) (Note 7)                              800       60,981
Varian, Inc.*                                                      5,525      197,850
                                                                          -----------
                                                                              324,815
                                                                          -----------
ENERGY EQUIPMENT & SERVICES - 6.74%
Atwood Oceanics, Inc.*                                             4,400      113,916
Baker Hughes, Inc.                                                95,475    2,698,124
Compagnie Generale de Geophysique S.A. (CGG)* (France) (Note 7)    1,775       49,523
Cooper Cameron Corp.*                                             26,625    1,140,083
National-Oilwell, Inc.*                                            5,050       96,304
Newpark Resources, Inc.*                                          20,675       83,114
Precision Drilling Corp.* (Canada) (Note 7)                        1,475       58,085
Pride International, Inc.*                                        12,075      197,789
Schlumberger Ltd.                                                105,450    4,952,987
Smedvig ASA - Class A (Norway) (Note 7)                           24,075      166,808
Transocean, Inc.*                                                 68,625    1,316,914
Varco International, Inc.*                                        89,150    1,568,149
Weatherford International Ltd.*                                   47,175    1,639,331
                                                                          -----------
                                                                           14,081,127
                                                                          -----------
FOOD & STAPLES RETAILING - 1.05%
Carrefour S.A. (France) (Note 7)                                   2,325      122,059
Casino Guichard-Perrachon S.A. (France) (Note 7)                     350       32,041
Koninklijke Ahold N.V.* (Netherlands) (Note 7)                     6,550       55,433
Koninklijke Ahold N.V. - ADR* (Netherlands) (Note 7)               8,100       68,607



The  accompanying  notes  are  an  integral  part  of  the financial statements.

INVESTMENT  PORTFOLIO  -  OCTOBER  31,  2003



                                                                       VALUE
PRO-BLENDSM EXTENDED TERM SERIES                          SHARES      (NOTE 2)
-----------------------------------------------------------------------------
FOOD & STAPLES RETAILING (continued)
The Kroger Co.*                                           106,400  $ 1,860,936
Metro AG (Germany) (Note 7)                                 1,550       62,885
                                                                   -----------
                                                                     2,201,961
                                                                   -----------
FOOD PRODUCTS - 5.11%
American Italian Pasta Co. - Class A*                       1,600       61,184
Cadbury Schweppes plc (United Kingdom) (Note 7)            15,625      100,160
Groupe Danone (France) (Note 7)                               475       71,674
Nestle S.A. (Switzerland) (Note 7)                         24,850    5,471,150
Sanderson Farms, Inc.                                       1,025       36,018
Smithfield Foods, Inc.*                                     5,950      126,497
Sylvan, Inc.*                                              10,875      109,511
Unilever plc - ADR (United Kingdom) (Note 7)              137,399    4,699,046
                                                                   -----------
                                                                    10,675,240
                                                                   -----------

HEALTH CARE EQUIPMENT & SUPPLIES - 4.11%
Applera Corp. - Applied Biosystems Group                  214,400    4,948,352
Beckman Coulter, Inc.                                      10,875      539,944
Bruker BioSciences Corp.*                                  46,482      241,706
Cardiac Science, Inc.*                                     96,900      394,383
Millipore Corp.*                                           48,125    2,110,281
North American Scientific, Inc.*                            9,200       65,964
Thoratec Corp.*                                            19,600      301,644
                                                                   -----------
                                                                     8,602,274
                                                                   -----------
HEALTH CARE PROVIDERS & SERVICES - 1.21%
CIGNA Corp.                                                 3,750      213,937
NDCHealth Corp.                                             3,875      102,261
WebMD Corp.*                                              285,475    2,223,850
                                                                   -----------
                                                                     2,540,048
                                                                   -----------
HOTELS, RESTAURANTS & LEISURE - 1.89%
Carnival Corp.                                             60,025    2,095,473
Club Mediterranee S.A.* (France) (Note 7)                  35,225    1,333,301
The Hongkong & Shanghai Hotels Ltd. (Hong Kong) (Note 7)  344,275      208,364
International Speedway Corp. - Class A                      1,350       57,429
Mandarin Oriental International Ltd.* (Bermuda) (Note 7)   82,000       42,230
Orient-Express Hotels Ltd.* (Bermuda) (Note 7)              5,525       96,743
Shangri-La Asia Ltd. (Hong Kong) (Note 7)                 126,000      120,878
                                                                   -----------
                                                                     3,954,418
                                                                   -----------



The  accompanying  notes  are  an  integral  part  of  the financial statements.

INVESTMENT  PORTFOLIO  -  OCTOBER  31,  2003



                                                                            VALUE
PRO-BLENDSM EXTENDED TERM SERIES                               SHARES      (NOTE 2)
----------------------------------------------------------------------------------
HOUSEHOLD DURABLES - 0.15%
Helen of Troy Ltd.*                                              2,000  $   44,860
Interface, Inc. - Class A*                                      11,925      66,184
Sony Corp. - ADR (Japan) (Note 7)                                3,425     120,560
Waterford Wedgwood plc (Ireland) (Note 7)                      229,200      77,247
                                                                        ----------
                                                                           308,851
                                                                        ----------
HOUSEHOLD PRODUCTS - 2.18%
Henkel KGaA (Germany) (Note 7)                                   1,650     120,861
Kao Corp. (Japan) (Note 7)                                       3,000      61,673
Kimberly-Clark Corp.                                            76,950   4,063,729
Kimberly-Clark de Mexico S.A. de C.V. - ADR (Mexico) (Note 7)   17,225     208,636
Rayovac Corp.*                                                   6,100     100,284
                                                                        ----------
                                                                         4,555,183
                                                                        ----------
IT SERVICES - 0.08%
SAP AG (Germany) (Note 7)                                        1,225     177,581
                                                                        ----------
INDUSTRIAL CONGLOMERATES - 0.11%
Siemens AG (Germany) (Note 7)                                    3,325     223,415
                                                                        ----------
INSURANCE - 0.15%
Allianz AG (Germany) (Note 7)                                      750      80,300
Assicurazioni Generali S.p.A. (Italy) (Note 7)                   5,100     117,389
Axa (France) (Note 7)                                            6,550     124,114
                                                                        ----------
                                                                           321,803
                                                                        ----------
INTERNET SOFTWARE & SERVICES - 0.07%
Allscripts Healthcare Solutions, Inc.*                          28,425     147,810
                                                                        ----------
LEISURE EQUIPMENT & PRODUCTS - 0.02%
K2, Inc.*                                                        2,175      36,083
                                                                        ----------
MACHINERY - 0.14%
Albany International Corp. - Class A                             3,800     117,420
FANUC Ltd. (Japan) (Note 7)                                      1,000      60,126
Wabtec Corp.                                                     8,175     125,077
                                                                        ----------
                                                                           302,623
                                                                        ----------
MARINE - 0.04%
Odfjell ASA - Class A (Norway) (Note 7)                          4,100      76,527
                                                                        ----------
MEDIA - 3.15%
Acme Communications, Inc.*                                      14,500     120,785
Hearst-Argyle Television, Inc.*                                  2,250      54,472
Insight Communications Co., Inc.*                               11,425     110,708
The News Corp. Ltd. - ADR (Australia) (Note 7)                   8,400     247,800



The  accompanying  notes  are  an  integral  part  of  the financial statements.

INVESTMENT  PORTFOLIO  -  OCTOBER  31,  2003



                                                                 VALUE
PRO-BLENDSM EXTENDED TERM SERIES                    SHARES     (NOTE 2)
-----------------------------------------------------------------------
MEDIA (continued)
Reed Elsevier plc - ADR (United Kingdom) (Note 7)     5,425  $  171,593
Time Warner, Inc.*                                  384,025   5,871,742
                                                             ----------
                                                              6,577,100
                                                             ----------
METALS & MINING - 0.07%
Alcan, Inc.  (Canada) (Note 7)                        1,575      62,890
Grupo Mexico S.A. de C.V.* (Mexico) (Note 7)         43,675      76,588
                                                             ----------
                                                                139,478
                                                             ----------
MULTILINE RETAIL - 0.06%
Don Quijote Co. Ltd. (Japan) (Note 7)                 1,100      59,135
KarstadtQuelle AG (Germany) (Note 7)                  2,625      64,998
                                                             ----------
                                                                124,133
                                                             ----------
MULTI-UTILITIES & UNREGULATED POWER - 0.07%
International Power plc* (United Kingdom) (Note 7)   19,900      44,998
RWE AG (Germany) (Note 7)                             2,275      63,208
Suez S.A. (France) (Note 7)                           2,575      41,309
                                                             ----------
                                                                149,515
                                                             ----------
OFFICE ELECTRONICS - 0.02%
Canon, Inc. (Japan) (Note 7)                          1,000      48,392
                                                             ----------
OIL & GAS - 1.28%
Amerada Hess Corp.                                   37,725   1,947,364
Eni S.p.A. (Italy) (Note 7)                          13,075     207,628
Forest Oil Corp.*                                     2,250      52,763
Teekay Shipping Corp.  (Bahamas) (Note 7)             5,250     252,683
Total S.A. (France) (Note 7)                          1,350     209,825
                                                             ----------
                                                              2,670,263
                                                             ----------
PAPER & FOREST PRODUCTS - 1.16%
Aracruz Celulose S.A. - ADR (Brazil) (Note 7)        82,525   2,318,952
Bowater, Inc.                                         2,625     107,179
                                                             ----------
                                                              2,426,131
                                                             ----------
PERSONAL PRODUCTS - 1.06%
Clarins S.A. (France) (Note 7)                        4,444     253,115
The Estee Lauder Companies, Inc. - Class A           52,500   1,962,975
                                                             ----------
                                                              2,216,090
                                                             ----------
PHARMACEUTICALS - 8.74%
Aventis S.A. (France) (Note 7)                        1,500      79,428
Guilford Pharmaceuticals, Inc.*                      32,250     237,683



The  accompanying  notes  are  an  integral  part  of  the financial statements.

INVESTMENT  PORTFOLIO  -  OCTOBER  31,  2003



                                                                       VALUE
PRO-BLENDSM EXTENDED TERM SERIES                           SHARES     (NOTE 2)
-------------------------------------------------------------------------------
PHARMACEUTICALS (continued)
Merck & Co., Inc.                                           38,350  $ 1,696,988
Merck KGaA (Germany) (Note 7)                               12,150      430,793
Novartis AG - ADR (Switzerland) (Note 7)                   114,500    4,393,365
Pfizer, Inc.                                               124,440    3,932,304
Sanofi-Synthelabo S.A. (France) (Note 7)                     1,125       69,641
Schering AG (Germany) (Note 7)                               9,775      459,651
Schering-Plough Corp.                                      450,350    6,876,845
SuperGen, Inc.*                                              3,700       38,184
Takeda Chemical Industries Ltd. (Japan) (Note 7)             1,700       60,154
                                                                    -----------
                                                                     18,275,036
                                                                    -----------
ROAD & RAIL - 0.08%
Kansas City Southern*                                       11,925      157,768
                                                                    -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.40%
Brooks Automation, Inc.*                                    18,950      472,803
Cymer, Inc.*                                                 1,925       87,896
Texas Instruments, Inc.                                     81,950    2,369,994
                                                                    -----------
                                                                      2,930,693
                                                                    -----------
SOFTWARE - 0.70%
Activision, Inc.*                                           14,475      218,428
Amdocs Ltd.* (Guernsey) (Note 7)                             4,275       91,742
Network Associates, Inc.*                                   78,850    1,098,381
Sammy Corp. (Japan) (Note 7)                                 1,700       56,752
                                                                    -----------
                                                                      1,465,303
                                                                    -----------
SPECIALTY RETAIL - 0.73%
Foot Locker, Inc.                                           75,400    1,349,660
KOMERI Co. Ltd. (Japan) (Note 7)                             2,400       54,796
Toys "R" Us, Inc.*                                           9,500      123,500
                                                                    -----------
                                                                      1,527,956
                                                                    -----------
TEXTILES, APPAREL & LUXURY GOODS - 0.11%
Hampshire Group Ltd.*                                          975       34,164
Kenneth Cole Productions, Inc. - Class A                     1,325       39,220
LVMH S.A. (Louis Vuitton Moet Hennessy) (France) (Note 7)    1,925      133,038
Wolverine World Wide, Inc.                                   1,525       30,805
                                                                    -----------
                                                                        237,227
                                                                    -----------
TOBACCO - 0.01%
Altadis S.A. (Spain) (Note 7)                                1,275       31,126
                                                                    -----------



The  accompanying  notes  are  an  integral  part  of  the financial statements.

INVESTMENT  PORTFOLIO  -  OCTOBER  31,  2003



                                                               SHARES/            VALUE
PRO-BLENDSM EXTENDED TERM SERIES                          PRINCIPAL AMOUNT      (NOTE 2)
-----------------------------------------------------------------------------------------
TRANSPORTATION INFRASTRUCTURE - 0.03%
Brisa-Auto Estradas de Portugal S.A. (Portugal) (Note 7)             10,975  $     68,640
                                                                             ------------
WIRELESS TELECOMMUNICATION SERVICES - 0.13%
Telecom Italia Mobile S.p.A. (T.I.M.) (Italy) (Note 7)               27,950       128,993
Vodafone Group plc - ADR (United Kingdom) (Note 7)                    6,975       147,521
                                                                             ------------
                                                                                  276,514
                                                                             ------------
TOTAL COMMON STOCKS
(Identified Cost $102,795,696)                                                105,335,307
                                                                             ------------
MUTUAL FUNDS - 0.13%
iShares MSCI Malaysia Index Fund                                     20,300       137,025
iShares MSCI Singapore Index Fund                                    22,575       134,773
                                                                             ------------
TOTAL MUTUAL FUNDS
(Identified Cost $271,105)                                                        271,798
                                                                             ------------
U.S. TREASURY SECURITIES - 45.42%
U.S. TREASURY BONDS - 11.91%
U.S. Treasury Bond, 7.25%, 8/15/2022                      $           5,000         6,253
U.S. Treasury Bond, 5.50%, 8/15/2028                             24,110,000    24,893,575
                                                                             ------------
TOTAL U.S. TREASURY BONDS
(Identified Cost $24,314,405)                                                  24,899,828
                                                                             ------------
U.S. TREASURY NOTES - 33.51%
U.S. Treasury Note, 2.25%, 7/31/2004                              7,000,000     7,057,148
U.S. Treasury Note, 1.625%, 4/30/2005                             3,000,000     3,003,867
U.S. Treasury Note, 1.50%, 7/31/2005                              5,000,000     4,983,790
U.S. Treasury Note, 1.625%, 9/30/2005                            12,000,000    11,963,436
U.S. Treasury Note, 3.25%, 8/15/2007                             18,000,000    18,310,086
U.S. Treasury Note, 3.00%, 2/15/2008                             19,700,000    19,710,776
U.S. Treasury Note, 3.25%, 8/15/2008                              5,000,000     5,011,525
                                                                             ------------
TOTAL U.S. TREASURY NOTES
(Identified Cost $70,295,170)                                                  70,040,628
                                                                             ------------
TOTAL U.S. TREASURY SECURITIES
(Identified Cost $94,609,575)                                                  94,940,456
                                                                             ------------
U.S. GOVERNMENT AGENCIES - 0.10%
Fannie Mae, 4.25%, 7/15/2007                                        190,000       197,951
Fannie Mae, 5.75%, 2/15/2008                                          5,000         5,479
                                                                             ------------
TOTAL U.S. GOVERNMENT AGENCIES
(Identified Cost $204,338)                                                        203,430
                                                                             ------------



The  accompanying  notes  are  an  integral  part  of  the financial statements.

INVESTMENT  PORTFOLIO  -  OCTOBER  31,  2003



                                             SHARES/             VALUE
PRO-BLENDSM EXTENDED TERM SERIES        PRINCIPAL AMOUNT       (NOTE 2)
-----------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 3.64%
Dreyfus Treasury Cash Management -
Institutional Shares                            1,116,858  $  1,116,858
Fannie Mae Discount Note, 12/4/2003     $       3,500,000     3,496,759
U.S. Treasury Bill, 12/4/2003                   3,000,000     2,997,539
                                                           ------------
TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $7,611,156)                                  7,611,156
                                                           ------------
TOTAL INVESTMENTS - 99.68%
(Identified Cost $205,491,870)                              208,362,147
OTHER ASSETS, LESS LIABILITIES - 0.32%                          675,676
                                                           ------------
NET ASSETS - 100%                                          $209,037,823
                                                           ============



*Non-income  producing  security
ADR  -  American  Depository  Receipt

The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENT  OF  ASSETS  AND  LIABILITIES  -  PRO-BLENDSM  EXTENDED  TERM  SERIES

OCTOBER  31,  2003




ASSETS:
Investments, at value (identified cost $205,491,870) (Note 2)                   $208,362,147
Foreign currency, at value (cost $10)                                                     11
Interest receivable                                                                  643,224
Receivable for securities sold                                                       360,907
Receivable for fund shares sold                                                      209,525
Foreign tax reclaims receivable                                                       37,458
Dividends receivable                                                                  26,270
                                                                                ------------
TOTAL ASSETS                                                                     209,639,542
                                                                                ------------
LIABILITIES:

Accrued management fees (Note 3)                                                     175,098
Accrued transfer agent fees (Note 3)                                                  18,969
Accrued fund accounting fees (Note 3)                                                  7,944
Payable for securities purchased                                                     343,129
Audit fees payable                                                                    31,059
Payable for fund shares repurchased                                                   14,314
Other payables and accrued expenses                                                   11,206
                                                                                ------------
TOTAL LIABILITIES                                                                    601,719
                                                                                ------------
TOTAL NET ASSETS                                                                $209,037,823
                                                                                ============
NET ASSETS CONSIST OF:

Capital stock                                                                   $    159,119
Additional paid-in-capital                                                       204,091,346
Undistributed net investment income                                                  733,271
Accumulated net realized gain on investments and other assets and liabilities      1,180,940
Net unrealized appreciation on investments and other assets and liabilities        2,873,147
                                                                                ------------
TOTAL NET ASSETS                                                                $209,037,823
                                                                                ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
PRICE PER SHARE - CLASS A ($209,037,823/15,911,955 shares)                      $      13.14
                                                                                ============



The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENT  OF  OPERATIONS  -  PRO-BLENDSM  EXTENDED  TERM  SERIES

FOR  THE  YEAR  ENDED  OCTOBER  31,  2003




INVESTMENT INCOME:
Interest                                                    $ 2,110,022
Dividends (net of foreign tax withheld, $51,449)              1,610,828
                                                            -----------
Total Investment Income                                       3,720,850
                                                            -----------
EXPENSES:

Management fees (Note 3)                                      1,797,685
Transfer agent fees (Note 3)                                    119,250
Fund accounting fees (Note 3)                                    81,740
Directors' fees (Note 3)                                          5,100
Custodian fees                                                   28,900
Miscellaneous                                                    76,480
                                                            -----------
Total Expenses                                                2,109,155
                                                            -----------
NET INVESTMENT INCOME                                         1,611,695
                                                            -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

Net realized gain on -
Investments                                                   5,693,981
Foreign currency and other assets and liabilities                 1,099
                                                            -----------
                                                              5,695,080
                                                            -----------
Net change in unrealized appreciation (depreciation) on -
Investments                                                  18,078,325
Foreign currency and other assets and liabilities                 1,626
                                                            -----------
                                                             18,079,951
                                                            -----------
NET REALIZED AND UNREALIZED GAIN ON
INVESTMENTS                                                  23,775,031
                                                            -----------
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS                                                  $25,386,726
                                                            ===========



The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENTS  OF  CHANGES  IN  NET  ASSETS  -  PRO-BLENDSM  EXTENDED  TERM  SERIES




                                                         FOR THE        FOR THE
                                                       YEAR ENDED     YEAR ENDED
                                                        10/31/03       10/31/02
                                                      ------------   -------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income                                 $  1,611,695   $  2,456,686
Net realized gain (loss) on investments                  5,695,080     (4,248,633)
Net change in unrealized appreciation
(depreciation) on investments                           18,079,951    (12,569,958)
                                                      ------------   -------------
Net increase (decrease) from operations                 25,386,726    (14,361,905)
                                                      ------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 8):

From net investment income                              (2,453,069)    (2,102,121)
From net realized gain on investments                            -     (4,359,908)
                                                      ------------   -------------
Total distributions to shareholders                     (2,453,069)    (6,462,029)
                                                      ------------   -------------
CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions
(Note 5)                                                29,921,731     89,546,804
                                                      ------------   -------------
Net increase in net assets                              52,855,388     68,722,870

NET ASSETS:

Beginning of year                                      156,182,435     87,459,565
                                                      ------------   -------------
END OF YEAR (including undistributed net investment
income of $733,271 and $1,573,546, respectively)      $209,037,823   $156,182,435
                                                      ============   =============



The  accompanying  notes  are  an  integral  part  of  the financial statements.

FINANCIAL  HIGHLIGHTS  -  PRO-BLENDSM  EXTENDED  TERM  SERIES




                                                                           FOR THE YEARS ENDED
                                                         10/31/03    10/31/02    10/31/01    10/31/00    10/31/99
                                                    --------------  ----------  ----------  ----------  ----------

PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH YEAR):
NET ASSET VALUE - BEGINNING OF YEAR                 $       11.55   $   13.09   $   14.03   $   12.74   $   12.60
                                                    --------------  ----------  ----------  ----------  ----------
Income (loss) from investment operations:
Net investment income                                        0.11        0.19        0.32        0.29        0.33
Net realized and unrealized gain (loss) on
investments                                                  1.66       (0.86)      (0.13)       1.97        0.92
                                                    --------------  ----------  ----------  ----------  ----------
Total from investment operations                             1.77       (0.67)       0.19        2.26        1.25
                                                    --------------  ----------  ----------  ----------  ----------
Less distributions to shareholders:
From net investment income                                  (0.18)      (0.25)      (0.35)      (0.28)      (0.31)
From net realized gain on investments                           -       (0.62)      (0.78)      (0.69)      (0.80)
                                                    --------------  ----------  ----------  ----------  ----------
Total distributions to shareholders                         (0.18)      (0.87)      (1.13)      (0.97)      (1.11)
                                                    --------------  ----------  ----------  ----------  ----------
NET ASSET VALUE - END OF YEAR                       $       13.14   $   11.55   $   13.09   $   14.03   $   12.74
                                                    ==============  ==========  ==========  ==========  ==========
Total return1                                               15.45%      (5.74%)      1.37%      18.83%      10.46%

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
Expenses                                                     1.17%       1.19%       1.20%*      1.20%       1.15%
Net investment income                                        0.90%       1.61%       2.26%       2.55%       2.44%

Portfolio turnover                                            67%         82%         75%         95%        78%

NET ASSETS - END OF YEAR (000's omitted)            $      209,038  $ 156,182   $  87,460   $  89,672   $  65,205
                                                    ==============  ==========  ==========  ==========  ==========




*The investment advisor did not impose all of its management fee. If these expenses had been incurred by the Series, the expense ratio (to average net assets) for the year ended 10/31/01 would have been increased by 0.03%.

1Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the year ended 10/31/01.

The  accompanying  notes  are  an  integral  part  of  the financial statements.

Performance  Update  as  of  October  31,  2003 (unaudited)



Exeter Fund, Inc.
Pro-BlendSM Maximum Term Series

                                                   Total Return
                                               ----------------------
                                  Growth of
Through                            $10,000                   Average
10/31/03                         Investment    Cumulative1   Annual1
---------------------------------------------------------------------
One Year                         $    12,120         21.20%    21.20%
Five Year                        $    16,501         65.01%    10.53%
Inception                        $    22,656        126.56%    10.76%





Standard & Poor's (S&P) 500
Total Return Index2

                                                Total Return
                                          -----------------------
                              Growth of
Through                        $10,000                   Average
10/31/03                     Investment    Cumulative1   Annual1
-----------------------------------------------------------------
One Year                     $    12,079         20.79%    20.79%
Five Year                    $    10,268          2.68%     0.53%
Inception                    $    20,532        105.32%     9.40%





85%/15% Blended Index2

                                          Total Return
                                      ----------------------
                         Growth of
Through                   $10,000                   Average
10/31/03                Investment    Cumulative1   Annual1
------------------------------------------------------------
One Year                $    11,869         18.69%    18.69%
Five Year               $    10,853          8.53%     1.65%
Inception               $    20,364        103.64%     9.29%



The value of a $10,000 investment in the Exeter Fund, Inc. - Pro-BlendSM Maximum Term Series from its inception (11/1/95) to present (10/31/03) as compared to the S&P 500 Total Return Index and an 85%/15% Blended Index.

<graphic>
<line  chart>

Data  for  line  chart  to  follow:



                   Exeter Fund, Inc.                S&P 500
Date        Pro-BlendSM Maximum Term Series   Total Return Index   85%/15% Blended Index
11/1/1995   $                         10,000  $            10,000  $               10,000
10/31/1996                            11,521               12,408                  12,114
10/31/1997                            14,604               16,392                  15,565
10/31/1998                            13,730               19,996                  18,764
10/31/1999                            17,345               25,127                  22,788
10/31/2000                            22,263               26,656                  24,243
10/31/2001                            20,926               20,022                  19,482
10/31/2002                            18,692               16,999                  17,158
10/31/2003                            22,656               20,532                  20,364



1Performance numbers for the Series and Indices are calculated from November 1, 1995, the Series' inception date. The Series' performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series' performance is historical and may not be indicative of future results.
2The S&P 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. The 85%/15% Blended Index is 85% S&P 500 Total Return Index and 15% Lehman Brothers U.S. Government/Credit Bond Index. The Lehman Brothers U.S. Government/Credit Bond Index is a market value weighted measure of approximately 4,000 corporate, government and mortgage backed securities. The Index is comprised of investment grade securities with maturities greater than one year. The Indices' returns assume reinvestment of income and, unlike Series returns, do not reflect any fees or expenses. Because the Series' asset allocation will vary over time, the composition of the Series' portfolio may not match the composition of the comparative Indices' portfolios.

INVESTMENT  PORTFOLIO  -  OCTOBER  31,  2003



                                                                                       VALUE
PRO-BLENDSM MAXIMUM TERM SERIES                                           SHARES      (NOTE 2)
----------------------------------------------------------------------------------------------
COMMON STOCKS -  87.13%
AEROSPACE & DEFENSE - 0.15%
Empresa Brasileira de Aeronautica S.A. (Embraer) - ADR (Brazil) (Note 7)    5,287  $  137,198
                                                                                   ----------
AIRLINES - 0.05%
SkyWest, Inc.                                                               2,625      48,536
                                                                                   ----------
AUTOMOBILES - 0.02%
Bayerische Motoren Werke AG (BMW) (Germany) (Note 7)                          525      21,056
                                                                                   ----------
BEVERAGES - 0.94%
Interbrew (Belgium) (Note 7)                                               32,650     764,426
PepsiAmericas, Inc.                                                         1,400      20,972
The Robert Mondavi Corp. - Class A*                                         2,300      80,615
                                                                                   ----------
                                                                                      866,013
                                                                                   ----------
BIOTECHNOLOGY - 2.53%
BioMarin Pharmaceutical, Inc.*                                             18,925     132,475
Celltech Group plc* (United Kingdom) (Note 7)                             135,525   1,055,604
Charles River Laboratories International, Inc.*                            21,375     689,130
Ciphergen Biosystems, Inc.*                                                 6,500      70,915
Invitrogen Corp.*                                                           1,650     104,923
Millennium Pharmaceuticals, Inc.*                                           7,300     116,216
PRAECIS Pharmaceuticals, Inc.*                                              8,650      59,945
Transkaryotic Therapies, Inc.*                                              6,975      91,442
                                                                                   ----------
                                                                                    2,320,650
                                                                                   ----------
CAPITAL MARKETS - 2.03%
The Bank of New York Co., Inc.                                             31,700     988,723
Deutsche Bank AG (Germany) (Note 7)                                           950      62,618
SEI Investments Co.                                                        27,850     810,992
                                                                                   ----------
                                                                                    1,862,333
                                                                                   ----------
CHEMICALS - 2.39%
Akzo Nobel N.V. (Netherlands) (Note 7)                                      5,825     184,186
Bayer AG (Germany) (Note 7)                                                 2,225      53,257
Cabot Corp.                                                                   750      20,925
IMC Global, Inc.                                                            9,450      66,056
Imperial Chemical Industries plc (United Kingdom) (Note 7)                  5,025      16,521
L'Air Liquide S.A. (France) (Note 7)                                          300      44,466
Linde AG (Germany) (Note 7)                                                   500      22,814



The  accompanying  notes  are  an  integral  part  of  the financial statements.

INVESTMENT  PORTFOLIO  -  OCTOBER  31,  2003



                                                                                 VALUE
PRO-BLENDSM MAXIMUM TERM SERIES                                     SHARES     (NOTE 2)
---------------------------------------------------------------------------------------
CHEMICALS (continued)
Lonza Group AG (Switzerland) (Note 7)                                 2,950  $  144,700
Minerals Technologies, Inc.                                          28,100   1,539,880
Syngenta AG - ADR (Switzerland) (Note 7)                              9,750     105,008
                                                                             ----------
                                                                              2,197,813
                                                                             ----------
COMMERCIAL BANKS - 0.33%
BNP Paribas S.A. (France) (Note 7)                                      650      34,154
Banca Intesa S.p.A. (Italy) (Note 7)                                 12,825      43,236
Banco BPI S.A. (Portugal) (Note 7)                                   10,125      31,191
Banco Comercial Portugues S.A. (BCP) (Portugal) (Note 7)             14,950      28,850
Banco Espirito Santo S.A. (BES) (Portugal) (Note 7)                   1,775      25,463
Bayerische Hypo-und Vereinsbank AG (HVB Group)* (Germany) (Note 7)    1,300      28,381
Siam Commercial Bank Public Co. Ltd.* (Thailand) (Note 7)            21,200      21,787
Societe Generale (France) (Note 7)                                      300      22,285
UniCredito Italiano S.p.A. (Italy) (Note 7)                          12,925      63,707
                                                                             ----------
                                                                                299,054
                                                                             ----------
COMMERCIAL SERVICES & SUPPLIES - 0.86%
Waste Management, Inc.                                               30,650     794,448
                                                                             ----------
COMMUNICATIONS EQUIPMENT - 5.28%
Alcatel S.A.* (France) (Note 7)                                       2,125      28,038
Lucent Technologies, Inc.*                                          433,150   1,386,080
QUALCOMM, Inc.                                                       72,350   3,436,625
                                                                             ----------
                                                                              4,850,743
                                                                             ----------
CONSTRUCTION & ENGINEERING - 0.05%
Fomento de Construcciones y Contratas S.A. (FCC) (Spain) (Note 7)       500      16,310
Hochtief AG (Germany) (Note 7)                                        1,200      30,062
                                                                             ----------
                                                                                 46,372
                                                                             ----------
CONSTRUCTION MATERIALS - 0.06%
Semapa - Sociedade de Investimento e Gestao S.A.
(SGPS) (Portugal) (Note 7)                                            8,275      30,879
Siam City Cement Public Co. Ltd. (Thailand) (Note 7)                  4,100      21,582
                                                                             ----------
                                                                                 52,461
                                                                             ----------
DIVERSIFIED FINANCIAL SERVICES - 0.02%
ING Groep N.V. (Netherlands) (Note 7)                                   775      16,091
                                                                             ----------



The  accompanying  notes  are  an  integral  part  of  the financial statements.

INVESTMENT  PORTFOLIO  -  OCTOBER  31,  2003



                                                                            VALUE
PRO-BLENDSM MAXIMUM TERM SERIES                                  SHARES    (NOTE 2)
-----------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.66%
CT Communications, Inc.                                          10,100  $  140,289
Compania Anonima Nacional Telefonos de Venezuela
(CANTV) - ADR (Venezuela) (Note 7)                                1,375      20,570
D&E Communications, Inc.                                         12,975     182,818
Deutsche Telekom AG* (Germany) (Note 7)                           1,850      29,033
PT Telekomunikasi Indonesia - ADR (Indonesia) (Note 7)            5,200      73,840
Telecom Italia S.p.A.* (Italy) (Note 7)                          25,775      67,268
Telefonica S.A.* (Spain) (Note 7)                                 3,650      45,401
Telefonica S.A. - ADR* (Spain) (Note 7)                           1,350      50,490
                                                                         ----------
                                                                            609,709
                                                                         ----------
ELECTRIC UTILITIES - 0.27%
Allegheny Energy, Inc.*                                           8,850      93,633
E.ON AG (Germany) (Note 7)                                        1,450      72,988
Endesa S.A. (Spain) (Note 7)                                      1,850      29,356
Korea Electric Power Corp. (KEPCO) - ADR (South Korea) (Note 7)   4,775      51,809
                                                                         ----------
                                                                            247,786
                                                                         ----------
ELECTRICAL EQUIPMENT - 1.93%
American Superconductor Corp.*                                   29,050     280,332
Emerson Electric Co.                                             26,375   1,496,781
                                                                         ----------
                                                                          1,777,113
                                                                         ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.09%
Varian, Inc.*                                                     2,350      84,153
                                                                         ----------
ENERGY EQUIPMENT & SERVICES - 10.56%
Atwood Oceanics, Inc.*                                            3,200      82,848
Baker Hughes, Inc.                                               35,950   1,015,947
Compagnie Generale de Geophysique S.A. (CGG)* (France) (Note 7)     775      21,623
Cooper Cameron Corp.*                                            27,375   1,172,197
National-Oilwell, Inc.*                                           3,325      63,408
Newpark Resources, Inc.*                                         14,575      58,592
Precision Drilling Corp.* (Canada) (Note 7)                       2,075      81,714
Pride International, Inc.*                                        8,625     141,278
Schlumberger Ltd.                                                55,925   2,626,797
Transocean, Inc.*                                                81,675   1,567,343
Varco International, Inc.*                                       75,325   1,324,967
Veritas DGC, Inc.*                                                1,875      16,613
Weatherford International Ltd.*                                  43,900   1,525,525
                                                                         ----------
                                                                          9,698,852
                                                                         ----------



The  accompanying  notes  are  an  integral  part  of  the financial statements.

INVESTMENT  PORTFOLIO  -  OCTOBER  31,  2003



                                                                       VALUE
PRO-BLENDSM MAXIMUM TERM SERIES                           SHARES      (NOTE 2)
-----------------------------------------------------------------------------
FOOD & STAPLES RETAILING - 1.76%
Carrefour S.A. (France) (Note 7)                            1,025  $   53,811
Koninklijke Ahold N.V.* (Netherlands) (Note 7)              2,925      24,754
Koninklijke Ahold N.V. - ADR* (Netherlands) (Note 7)        3,600      30,492
The Kroger Co.*                                            84,550   1,478,779
Metro AG (Germany) (Note 7)                                   700      28,400
                                                                   ----------
                                                                    1,616,236
                                                                   ----------
FOOD PRODUCTS - 7.10%
American Italian Pasta Co. - Class A*                       1,175      44,932
Cadbury Schweppes plc (United Kingdom) (Note 7)             6,900      44,231
Chiquita Brands International, Inc.*                        1,050      19,425
Groupe Danone (France) (Note 7)                               200      30,178
H.J. Heinz Co.                                             41,325   1,460,012
Lancaster Colony Corp.                                        375      14,891
Nestle S.A. (Switzerland) (Note 7)                         11,575   2,548,433
Ralcorp Holdings, Inc.*                                       575      15,813
Sanderson Farms, Inc.                                         700      24,598
Smithfield Foods, Inc.*                                     4,100      87,166
Sylvan, Inc.*                                               7,850      79,050
Unilever plc - ADR (United Kingdom) (Note 7)               63,032   2,155,694
                                                                   ----------
                                                                    6,524,423
                                                                   ----------
HEALTH CARE EQUIPMENT & SUPPLIES - 6.58%
Applera Corp. - Applied Biosystems Group                   95,875   2,212,795
Beckman Coulter, Inc.                                      12,125     602,006
Bruker BioSciences Corp.*                                  30,594     159,089
Cardiac Science, Inc.*                                     46,375     188,746
Guidant Corp.                                                 375      19,129
Millipore Corp.*                                           60,950   2,672,657
Thoratec Corp.*                                            12,475     191,990
                                                                   ----------
                                                                    6,046,412
                                                                   ----------
HEALTH CARE PROVIDERS & SERVICES - 1.27%
CIGNA Corp.                                                 1,825     104,116
NDCHealth Corp.                                             1,975      52,120
WebMD Corp.*                                              129,925   1,012,116
                                                                   ----------
                                                                    1,168,352
                                                                   ----------
HOTELS, RESTAURANTS & LEISURE - 3.38%
Carnival Corp.                                             62,275   2,174,020
Club Mediterranee S.A.* (France) (Note 7)                  16,825     636,843
The Hongkong & Shanghai Hotels Ltd. (Hong Kong) (Note 7)  201,250     121,802



The  accompanying  notes  are  an  integral  part  of  the financial statements.

INVESTMENT  PORTFOLIO  -  OCTOBER  31,  2003



                                                                            VALUE
PRO-BLENDSM MAXIMUM TERM SERIES                                SHARES      (NOTE 2)
----------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE (continued)
International Speedway Corp. - Class A                             900  $   38,286
Mandarin Oriental International Ltd.* (Bermuda) (Note 7)        37,050      19,081
Orient-Express Hotels Ltd.* (Bermuda) (Note 7)                   3,575      62,598
Shangri-La Asia Ltd. (Hong Kong) (Note 7)                       50,000      47,967
                                                                        ----------
                                                                         3,100,597
                                                                        ----------
HOUSEHOLD DURABLES - 2.05%
Helen of Troy Ltd.*                                              1,375      30,841
Interface, Inc. - Class A*                                       8,725      48,424
Libbey, Inc.                                                       750      19,943
Sony Corp. - ADR (Japan) (Note 7)                               49,050   1,726,560
Waterford Wedgwood plc (Ireland) (Note 7)                      165,775      55,871
                                                                        ----------
                                                                         1,881,639
                                                                        ----------
HOUSEHOLD PRODUCTS - 2.22%
Henkel KGaA (Germany) (Note 7)                                     725      53,106
Kimberly-Clark Corp.                                            34,400   1,816,664
Kimberly-Clark de Mexico S.A. de C.V. - ADR (Mexico) (Note 7)    8,400     101,744
Rayovac Corp.*                                                   4,000      65,760
                                                                        ----------
                                                                         2,037,274
                                                                        ----------
IT SERVICES - 1.90%
eFunds Corp.*                                                    1,350      21,613
First Data Corp.                                                46,125   1,646,663
SAP AG (Germany) (Note 7)                                          550      79,730
                                                                        ----------
                                                                         1,748,006
                                                                        ----------
INDUSTRIAL CONGLOMERATES - 0.11%
Siemens AG (Germany) (Note 7)                                    1,475      99,109
                                                                        ----------
INSURANCE - 0.16%
Allianz AG (Germany) (Note 7)                                      325      34,797
Assicurazioni Generali S.p.A. (Italy) (Note 7)                   2,275      52,365
Axa (France) (Note 7)                                            2,925      55,425
                                                                        ----------
                                                                           142,587
                                                                        ----------
INTERNET & CATALOG RETAIL - 0.16%
Amazon.com, Inc.*                                                2,700     146,934
                                                                        ----------
INTERNET SOFTWARE & SERVICES - 0.12%
Allscripts Healthcare Solutions, Inc.*                          12,600      65,520
Online Resources Corp.*                                          6,775      43,699
                                                                        ----------
                                                                           109,219
                                                                        ----------



The  accompanying  notes  are  an  integral  part  of  the financial statements.

INVESTMENT  PORTFOLIO  -  OCTOBER  31,  2003



                                                                VALUE
PRO-BLENDSM MAXIMUM TERM SERIES                     SHARES     (NOTE 2)
-----------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS - 1.64%
Callaway Golf Co.                                     1,275  $   20,719
Hasbro, Inc.                                         66,125   1,441,525
JAKKS Pacific, Inc.*                                  1,200      15,600
K2, Inc.*                                             1,475      24,470
                                                             ----------
                                                              1,502,314
                                                             ----------
MACHINERY - 0.19%
Albany International Corp. - Class A                  2,625      81,113
Wabtec Corp.                                          5,925      90,652
                                                             ----------
                                                                171,765
                                                             ----------
MARINE - 0.08%
Odfjell ASA - Class A (Norway) (Note 7)               3,950      73,727
                                                             ----------
MEDIA - 4.71%
Acme Communications, Inc.*                            9,550      79,552
Antena 3 Television S.A.* (Spain) (Note 7)               12         403
Hearst-Argyle Television, Inc.*                      34,725     840,692
Insight Communications Co., Inc.*                     7,925      76,793
The News Corp. Ltd. - ADR (Australia) (Note 7)        4,150     122,425
Reed Elsevier plc - ADR (United Kingdom) (Note 7)     2,375      75,121
Time Warner, Inc.*                                  204,550   3,127,570
                                                             ----------
                                                              4,322,556
                                                             ----------
METALS & MINING - 0.07%
Alcan, Inc.  (Canada) (Note 7)                          675      26,953
Grupo Mexico S.A. de C.V.* (Mexico) (Note 7)         19,175      33,625
                                                             ----------
                                                                 60,578
                                                             ----------
MULTILINE RETAIL - 0.03%
KarstadtQuelle AG (Germany) (Note 7)                  1,175      29,094
                                                             ----------
MULTI-UTILITIES & UNREGULATED POWER - 0.07%
International Power plc* (United Kingdom) (Note 7)    8,975      20,294
RWE AG (Germany) (Note 7)                             1,000      27,784
Suez S.A. (France) (Note 7)                           1,125      18,048
                                                             ----------
                                                                 66,126
                                                             ----------
OIL & GAS - 1.60%
Amerada Hess Corp.                                   21,525   1,111,120
Eni S.p.A. (Italy) (Note 7)                           5,825      92,500
Forest Oil Corp.*                                     1,500      35,175
Teekay Shipping Corp.  (Bahamas) (Note 7)             2,950     141,984
Total S.A. (France) (Note 7)                            600      93,256
                                                             ----------
                                                              1,474,035
                                                             ----------



The  accompanying  notes  are  an  integral  part  of  the financial statements.

INVESTMENT  PORTFOLIO  -  OCTOBER  31,  2003



                                                              VALUE
PRO-BLENDSM MAXIMUM TERM SERIES                   SHARES     (NOTE 2)
---------------------------------------------------------------------
PAPER & FOREST PRODUCTS - 2.06%
Aracruz Celulose S.A. - ADR (Brazil) (Note 7)      39,125  $1,099,413
Bowater, Inc.                                      19,475     795,164
                                                           ----------
                                                            1,894,577
                                                           ----------
PERSONAL PRODUCTS - 1.34%
Clarins S.A. (France) (Note 7)                      2,194     124,976
The Estee Lauder Companies, Inc. - Class A         28,225   1,055,333
L'Oreal S.A. (France) (Note 7)                        675      49,906
                                                           ----------
                                                            1,230,215
                                                           ----------
PHARMACEUTICALS - 10.78%
Aventis S.A. (France) (Note 7)                        675      35,743
Guilford Pharmaceuticals, Inc.*                    14,000     103,180
Merck & Co., Inc.                                  32,750   1,449,187
Merck KGaA (Germany) (Note 7)                       6,025     213,624
Novartis AG - ADR (Switzerland) (Note 7)           64,875   2,489,254
Pfizer, Inc.                                       67,870   2,144,692
Sanofi-Synthelabo S.A. (France) (Note 7)              475      29,404
Schering AG (Germany) (Note 7)                      2,600     122,260
Schering-Plough Corp.                             217,375   3,319,316
                                                           ----------
                                                            9,906,660
                                                           ----------
REAL ESTATE - 0.01%
Hypo Real Estate Holding AG* (Germany) (Note 7)       325       5,611
                                                           ----------
ROAD & RAIL - 1.72%
Kansas City Southern*                             119,775   1,584,623
                                                           ----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.09%
Brooks Automation, Inc.*                           22,575     563,246
Cymer, Inc.*                                        4,050     184,923
Texas Instruments, Inc.                            39,850   1,152,462
Xilinx, Inc.*                                         700      22,190
                                                           ----------
                                                            1,922,821
                                                           ----------
SOFTWARE - 1.36%
Activision, Inc.*                                  20,400     307,836
Amdocs Ltd.* (Guernsey) (Note 7)                   11,300     242,498
Network Associates, Inc.*                          50,075     697,545
                                                           ----------
                                                            1,247,879
                                                           ----------



The  accompanying  notes  are  an  integral  part  of  the financial statements.

INVESTMENT  PORTFOLIO  -  OCTOBER  31,  2003



                                                                SHARES/          VALUE
PRO-BLENDSM MAXIMUM TERM SERIES                            PRINCIPAL AMOUNT     (NOTE 2)
-----------------------------------------------------------------------------------------
SPECIALTY RETAIL - 2.86%
Foot Locker, Inc.                                                     42,825  $   766,568
Office Depot, Inc.*                                                  120,200    1,794,586
Toys "R" Us, Inc.*                                                     5,050       65,650
                                                                              -----------
                                                                                2,626,804
                                                                              -----------
TEXTILES, APPAREL & LUXURY GOODS - 0.17%
Hampshire Group Ltd.*                                                    675       23,652
Kenneth Cole Productions, Inc. - Class A                                 925       27,380
LVMH S.A. (Louis Vuitton Moet Hennessy) (France) (Note 7)                850       58,744
The Timberland Co. - Class A*                                            400       20,780
Wolverine World Wide, Inc.                                             1,050       21,210
                                                                              -----------
                                                                                  151,766
                                                                              -----------
TRANSPORTATION INFRASTRUCTURE - 0.03%
Brisa-Auto Estradas de Portugal S.A. (Portugal) (Note 7)               4,875       30,489
                                                                              -----------
WIRELESS TELECOMMUNICATION SERVICES - 1.29%
Telecom Italia Mobile S.p.A. (T.I.M.) (Italy) (Note 7)                12,375       57,112
Vodafone Group plc - ADR (United Kingdom) (Note 7)                    53,400    1,129,410
                                                                              -----------
                                                                                1,186,522
                                                                              -----------
TOTAL COMMON STOCKS
(Identified Cost $76,667,099)                                                  80,039,331
                                                                              -----------
U.S. TREASURY SECURITIES - 11.50%
U.S. TREASURY BOND - 5.28%
U.S. Treasury Bond, 5.50%, 8/15/2028
(Identified Cost $5,003,527)                               $       4,700,000    4,852,750
                                                                              -----------
U.S. TREASURY NOTES - 6.22%
U.S. Treasury Note, 3.00%, 2/15/2008                               1,700,000    1,700,930
U.S. Treasury Note, 3.25%, 8/15/2008                               4,000,000    4,009,220
                                                                              -----------
TOTAL U.S. TREASURY NOTES
(Identified Cost $5,713,851)                                                    5,710,150
                                                                              -----------
TOTAL U.S. TREASURY SECURITIES
(Identified Cost $10,717,378)                                                  10,562,900
                                                                              -----------
U.S. GOVERNMENT AGENCIES - 0.09%
Fannie Mae, 4.25%, 7/15/2007
(Identified Cost $83,792)                                             80,000       83,348
                                                                              -----------



The  accompanying  notes  are  an  integral  part  of  the financial statements.

INVESTMENT  PORTFOLIO  -  OCTOBER  31,  2003



                                                        VALUE
PRO-BLENDSM MAXIMUM TERM SERIES            SHARES      (NOTE 2)
----------------------------------------------------------------
SHORT-TERM INVESTMENTS - 1.78%
Dreyfus Treasury Cash Management -
Institutional Shares
(Identified Cost $1,630,952)              1,630,952  $ 1,630,952
                                                     -----------
TOTAL INVESTMENTS - 100.50%
(Identified Cost $89,099,221)                         92,316,531
LIABILITIES, LESS OTHER ASSETS - (0.50%)                (457,055)
                                                     -----------
NET ASSETS - 100%                                    $91,859,476
                                                     ===========



*Non-income  producing  security
ADR  -  American  Depository  Receipt

The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENT  OF  ASSETS  AND  LIABILITIES  -  PRO  BLENDSM  MAXIMUM  TERM  SERIES

OCTOBER  31,  2003




ASSETS:
Investments, at value (identified cost $89,099,221) (Note 2)                    $92,316,531
Foreign currency, at value (cost $566)                                                  572
Cash                                                                                      4
Receivable for securities sold                                                    2,162,737
Receivable for fund shares sold                                                     345,193
Interest receivable                                                                 100,515
Dividends receivable                                                                 26,011
Foreign tax reclaims receivable                                                      18,097
                                                                                -----------
TOTAL ASSETS                                                                     94,969,660
                                                                                -----------
LIABILITIES:

Accrued management fees (Note 3)                                                     70,072
Accrued transfer agent fees (Note 3)                                                 13,205
Accrued fund accounting fees (Note 3)                                                 5,049
Payable for securities purchased                                                  2,955,986
Payable for fund shares repurchased                                                  34,662
Audit fees payable                                                                   25,182
Other payables and accrued expenses                                                   6,028
                                                                                -----------
TOTAL LIABILITIES                                                                 3,110,184
                                                                                -----------
TOTAL NET ASSETS                                                                $91,859,476
                                                                                ===========
NET ASSETS CONSIST OF:

Capital stock                                                                   $    70,401
Additional paid-in-capital                                                       93,405,412
Undistributed net investment income                                                  87,558
Accumulated net realized loss on investments and other assets
and liabilities                                                                  (4,922,659)
Net unrealized appreciation on investments and other assets
and liabilities                                                                   3,218,764
                                                                                -----------
TOTAL NET ASSETS                                                                $91,859,476
                                                                                ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
PRICE PER SHARE - CLASS A ($91,859,476/7,040,093 shares)                        $     13.05
                                                                                ===========



The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENT  OF  OPERATIONS  -  PRO-BLENDSM  MAXIMUM  TERM  SERIES

FOR  THE  YEAR  ENDED  OCTOBER  31,  2003




INVESTMENT INCOME:
Dividends (net of foreign tax withheld, $23,513)            $   798,081
Interest                                                        349,133
                                                            -----------
Total Investment Income                                       1,147,214
                                                            -----------
EXPENSES:

Management fees (Note 3)                                        731,783
Transfer agent fees (Note 3)                                     78,200
Fund accounting fees (Note 3)                                    56,400
Directors' fees (Note 3)                                          5,100
Custodian fees                                                   20,000
Miscellaneous                                                    55,532
                                                            -----------
Total Expenses                                                  947,015
Less reduction of expenses (Note 3)                             (67,932)
                                                            -----------
Net Expenses                                                    879,083
                                                            -----------
NET INVESTMENT INCOME                                           268,131
                                                            -----------
REALIZED AND UNREALIZED GAIN ON INVESTEMENTS:

Net realized gain on -
Investments                                                     763,136
Foreign currency and other assets and liabilities                    45
                                                            -----------
                                                                763,181
                                                            -----------
Net change in unrealized appreciation (depreciation) on -
Investments                                                  12,994,491
Foreign currency and other assets and liabilities                   972
                                                            -----------
                                                             12,995,463
                                                            -----------
NET REALIZED AND UNREALIZED GAIN ON
INVESTMENTS                                                  13,758,644
                                                            -----------
NET INCREASE  IN NET ASSETS RESULTING FROM
OPERATIONS                                                  $14,026,775
                                                            ===========



The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENTS  OF  CHANGES  IN  NET  ASSETS  -  PRO-BLENDSM  MAXIMUM  TERM  SERIES




                                                          FOR THE      FOR THE
                                                        YEAR ENDED    YEAR ENDED
                                                         10/31/03      10/31/02
                                                      -------------  -------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income                                  $   268,131   $    589,566
Net realized gain (loss) on investments                    763,181     (5,053,409)
Net change in unrealized appreciation
(depreciation) on investments                           12,995,463     (7,529,295)
                                                       ------------  -------------
Net increase (decrease) from operations                 14,026,775    (11,993,138)
                                                       ------------  -------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 8):

From net investment income                                (564,359)      (451,618)
From net realized gain on investments                            -     (1,348,916)
                                                       ------------  -------------
Total distributions to shareholders                       (564,359)    (1,800,534)
                                                       ------------  -------------
CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)   15,914,757     48,348,008
                                                       ------------  -------------
Net increase in net assets                              29,377,173     34,554,336

NET ASSETS:

Beginning of year                                       62,482,303     27,927,967
                                                       ------------  -------------
END OF YEAR (including undistributed net investment
income of $87,558 and $383,741, respectively)          $91,859,476   $ 62,482,303
                                                       ============  =============



The  accompanying  notes  are  an  integral  part  of  the financial statements.

FINANCIAL  HIGHLIGHTS  -  PRO-BLENDSM  MAXIMUM  TERM  SERIES




                                                                       FOR THE YEARS ENDED
                                                     10/31/03    10/31/02   10/31/01    10/31/00    10/31/99
                                                    ---------   ---------   ---------   --------   ----------

PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH YEAR):
NET ASSET VALUE - BEGINNING OF YEAR                 $ 10.86     $ 12.85     $ 16.45     $ 14.33     $ 12.10
                                                    ---------   ---------   ---------   --------   ----------
Income (loss) from investment operations:
Net investment income                                  0.04        0.11        0.15        0.21        0.18
Net realized and unrealized gain (loss) on
investments                                            2.25       (1.36)      (0.95)       3.57        3.06
                                                    ---------   ---------   ---------   --------   ----------
Total from investment operations                       2.29       (1.25)      (0.80)       3.78        3.24
                                                    ---------   ---------   ---------   --------   ----------
Less distributions to shareholders:
From net investment income                            (0.10)      (0.15)      (0.56)      (0.22)      (0.22)
From net realized gain on investments                     -       (0.59)      (2.24)      (1.44)      (0.79)
                                                    ---------   ---------   ---------   --------   ----------
Total distributions to shareholders                   (0.10)      (0.74)      (2.80       (1.66)      (1.01)
                                                    ---------   ---------   ---------   --------   ----------
NET ASSET VALUE - END OF YEAR                       $ 13.05     $ 10.86     $ 12.85     $ 16.45    $  14.33
                                                    =========   =========   =========   ========   ==========
Total return1                                         21.20%     (10.68%)     (6.00%)     28.35%      26.34%

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
Expenses*                                              1.20%       1.20%       1.20%       1.20%       1.20%
Net investment income                                  0.37%       0.97%       1.10%       1.26%       0.93%

Portfolio turnover                                     73%         99%         109%         84%         96%

NET ASSETS - END OF YEAR (000's omitted)            $ 91,859     $62,482   $  27,928    $ 30,007   $  21,515
                                                    =========   =========   =========   ========   ==========



*The investment advisor did not impose all of its management fee. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have been increased as follows:



0.09%  0.16%  0.30%  0.14%  0.08%




1Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the year.

The  accompanying  notes  are  an  integral  part  of  the financial statements.

Notes  to  Financial  Statements

1.  ORGANIZATION

Pro-BlendSM Conservative Term Series, Pro-BlendSM Moderate Term Series, Pro-BlendSM Extended Term Series and Pro-BlendSM Maximum Term Series (each the "Series") are no-load diversified series of Exeter Fund, Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series are asset allocation funds. Each invests in a combination of stocks, bonds and cash, and is managed according to specific goals. The goals are as follows: Pro-BlendSM Conservative Term Series - primary goal is preservation of capital; secondary goal is long-term growth of capital. Pro-BlendSM Moderate Term Series - equal emphasis on long-term growth of capital and preservation of capital. Pro-BlendSM Extended Term Series - primary goal is long-term growth of capital; secondary goal is preservation of capital. Pro-BlendSM Maximum Term Series - long-term growth of capital.

Each Series is authorized to issue five classes of shares (Class A, B, C, D and E). Currently, only Class A shares have been issued. Each class of shares is substantially the same, except that class-specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

Shares of each Series are offered to investors and employees of Manning & Napier Advisors, Inc. (the "Advisor"), doing business as Exeter Asset Management, and its affiliates. The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of October 31, 2003, 960 million shares have been designated in total among 18 series, of which 37.5 million each have been designated as Pro-BlendSM Conservative Term Series Class A, Pro-BlendSM Moderate Term Series Class A and Pro-BlendSM Extended Term Series Class A common stock, and 75 million have been designated as Pro-BlendSM Maximum Term Series Class A common stock.

2.  SIGNIFICANT  ACCOUNTING  POLICIES

SECURITY  VALUATION
Portfolio securities, including domestic equities, foreign equities and options, listed on an exchange, excluding the NASDAQ National Market System, are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund's pricing service. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price.

Debt securities, including government bonds, corporate bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices provided by the Fund's pricing service.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they are valued at their fair value, taking this trading or these events into account. Fair value is determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

Notes  to  Financial  Statements

SECURITY  TRANSACTIONS,  INVESTMENT  INCOME  AND  EXPENSES
Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income and expenses are recorded on an accrual basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund's Directors, taking into consideration, among other things, the nature and type of expense.

Interest income, including amortization of premium and accretion of discounts, is earned from settlement date and accrued daily.

The Series use the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

FOREIGN  CURRENCY  TRANSLATION
The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series do not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

FEDERAL  TAXES
Each Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series are not subject to federal income or excise tax to the extent that each Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

DISTRIBUTIONS  OF  INCOME  AND  GAINS
Distributions  to  shareholders of net investment income are made semi-annually.
Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of a Series. Distributions are recorded on the ex-dividend date.

OTHER
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
Actual  results  could  differ  from  those  estimates.

Notes  to  Financial  Statements

3.  TRANSACTIONS  WITH  AFFILIATES

The Fund has an Investment Advisory Agreement (the "Agreement") with the Advisor, for which each Series pays a fee, computed daily and payable monthly, at an annual rate of 0.80% for Pro-BlendSM Conservative Term Series and 1.00% for Pro-BlendSM Moderate Term Series, Pro-BlendSM Extended Term Series and Pro-BlendSM Maximum Term Series, of the Series' average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series' organization. The Advisor also provides the Fund with necessary office space and fund administration services. The salaries of all officers of the Fund, and of all Directors who are "affiliated persons" of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each "non-affiliated" Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a per meeting fee for each active series of the Fund plus a fee for each committee meeting.

The Advisor has contractually agreed, until at least February 28, 2005, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total expenses for the Series at no more than 1.00% for Pro-BlendSM Conservative Term Series and 1.20% for Pro-BlendSM Moderate Term Series, Pro-BlendSM Extended Term Series and Pro-BlendSM Maximum Term Series, of average daily net assets each year. Accordingly, the Advisor did not impose its fee of $119,845 and assumed expenses amounting to $2,995 for Pro-BlendSM Conservative Term Series and waived fees of $72,860 for Pro-BlendSM Moderate Term Series and $67,932 for Pro-BlendSM Maximum Term Series, for the year ended October 31,
2003, which is reflected as a reduction of expenses on the Statement of Operations.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor acts as the Fund's accounting services agent. For these services, the Fund pays the Advisor a fee of 0.04% of each series' daily net assets, calculated daily and payable monthly, with a minimum annual fee of $48,000 per series plus out-of-pocket expenses. The Fund also pays the Advisor an annual fee of $10,000 for each additional active class of a series. The Advisor has entered into an agreement with BISYS Fund Services Ohio, Inc. ("BISYS") under which BISYS serves as sub-accounting services agent.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Series pay an annual fee of $25,000 per class, an additional $37.50 per account, plus out-of-pocket expenses. The Advisor has entered into an agreement with BISYS under which BISYS serves as sub-transfer agent.

Notes  to  Financial  Statements

4.  PURCHASES  AND  SALES  OF  SECURITIES

For the year ended October 31, 2003, purchases and sales of securities, other than short-term securities, were as follows:




                                              PURCHASES                   SALES
                                      ------------------------  ------------------------
                                         Other                     Other
Series                                  Issuers    Government     Issuers    Government
------                                -----------  -----------  -----------  -----------
Pro-BlendSM Conservative Term Series  $ 2,492,133  $11,583,369  $ 1,956,592  $ 3,319,447
Pro-BlendSM Moderate Term Series       16,363,290   24,320,349   19,609,953   10,227,170
Pro-BlendSM Extended Term Series       54,943,730   82,191,486   81,037,341   30,479,374
Pro-BlendSM Maximum Term Series        51,485,692   14,918,344   40,083,115   11,931,187




5.  CAPITAL  STOCK  TRANSACTIONS

Transactions  in  Class  A  Shares:



                                                  FOR THE YEAR                  FOR THE YEAR
                                                 ENDED 10/31/03                ENDED 10/31/02
                                         -------------------------------  -------------------------
                                            Shares           Amount          Shares       Amount
                                         -------------  ----------------  -----------  ------------
Pro-BlendSM Conservative Term Series:
Sold                                        1,437,721   $    16,006,000    1,270,423   $ 13,489,841
Reinvested                                     28,247           310,001       29,790        313,212
Repurchased                                  (814,210)       (9,081,651)    (560,032)    (6,001,294)
                                         -------------  ----------------  -----------  ------------
Total                                         651,758   $     7,234,350      740,181   $  7,801,759
                                         =============  ================  ===========  ============


Pro-BlendSM Moderate Term Series:
Sold                                        2,581,488   $    27,288,390    6,060,360   $ 65,166,778
Reinvested                                     75,813           772,282      117,504      1,257,137
Repurchased                                (1,127,440)      (11,766,751)  (3,160,259)   (34,014,314)
                                         -------------  ----------------  -----------  ------------
Total                                       1,529,861   $    16,293,921    3,017,605   $ 32,409,601
                                         =============  ================  ===========  ============

Pro-BlendSM Extended Term Series:
Sold                                        3,965,907   $    48,958,151   14,088,449   $181,414,728
Reinvested                                    205,951         2,443,689      503,964      6,427,374
Repurchased                                (1,777,142)      (21,480,109)  (7,754,676)   (98,295,298)
                                         -------------  ----------------  -----------  ------------
Total                                       2,394,716   $    29,921,731    6,837,737   $ 89,546,804
                                         =============  ================  ===========  ============

Pro-BlendSM Maximum Term Series:
Sold                                        3,977,751   $    46,211,122    7,110,735   $ 93,547,580
Reinvested                                     50,681           563,892      137,371      1,797,343
Repurchased                                (2,742,009)      (30,860,257)  (3,667,710)   (46,996,915)
                                         -------------  ----------------  -----------  ------------
Total                                       1,286,423   $    15,914,757    3,580,396   $ 48,348,008
                                         =============  ================  ===========  ============


The Advisor owned 26,014 shares of Pro-BlendSM Conservative Term Series (1.5% of shares outstanding) valued at $294,478 and 21,701 shares of Pro-BlendSM Maximum Term Series (0.3% of shares outstanding) valued at $283,198 on October 31, 2003.

Notes  to  Financial  Statements

6.  FINANCIAL  INSTRUMENTS

The Series may trade in financial instruments with off-balance sheet risk in the normal course of their investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on October 31, 2003.

7.  FOREIGN  SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the United States Government.

8.  FEDERAL  INCOME  TAX  INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including foreign currency gains and losses, losses deferred due to wash sales and market discount. Each Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series' net asset value. Any such reclassifications are not reflected in the financial highlights.


The  tax  character  of  distributions  paid  were  as  follows:



                                            PRO-BLENDSM                            PRO-BLENDSM
                                           CONSERVATIVE                             MODERATE
                                            TERM SERIES                            TERM SERIES
                         --------------------------------------------     --------------------------------
                               For the Year             For the Year        For the Year     For the Year
                              Ended 10/31/03           Ended 10/31/02      Ended 10/31/03   Ended 10/31/02
                         --------------------       -----------------      --------------   --------------
Ordinary income          $         310,705           $    160,812           $ 775,445        $ 546,989
Long-term capital gains                  -                153,432                   -          723,611





                                           PRO-BLENDSM                             PRO-BLENDSM
                                            EXTENDED                                 MAXIMUM
                                           TERM SERIES                             TERM SERIES
                         --------------------------------------------     --------------------------------
                               For the Year             For the Year        For the Year     For the Year
                              Ended 10/31/03           Ended 10/31/02      Ended 10/31/03   Ended 10/31/02
                         --------------------       -----------------      --------------   --------------
Ordinary income           $     2,453,069            $   2,319,448          $  564,359       $1,209,298
Long-term capital gains                 -                4,142,581                   -          591,236

Notes  to  Financial  Statements

At October 31, 2003, the tax basis components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes were as follows:



                                             PRO-BLENDSM CONSERVATIVE    PRO-BLENDSM MODERATE    PRO-BLENDSM EXTENDED
                                                   TERM SERIES               TERM SERIES             TERM SERIES
                                            -------------------------   ---------------------   ---------------------
Cost for federal income tax purposes        $              19,506,571   $          68,088,497   $         205,693,740

Unrealized appreciation                     $                 672,807   $           3,345,618   $          10,967,244
Unrealized depreciation                                      (172,556)             (2,000,772)             (8,298,837)
                                            -------------------------   ---------------------   ---------------------
Net unrealized appreciation                 $                 500,251   $           1,344,846   $           2,668,407
Undistributed ordinary income                                 479,567               1,022,090               2,116,081
Undistributed long-term capital gains                         154,944                       -                       -
Capital loss carryover                                              -                       -                       -


                                             PRO-BLENDSM MAXIMUM
                                                TERM  SERIES
                                            --------------------
Cost for federal income tax purposes        $         89,243,684

Unrealized appreciation                     $          7,989,304
Unrealized depreciation                               (4,916,457)
                                            --------------------
Net unrealized appreciation                 $          3,072,847
Undistributed ordinary income                             87,557
Undistributed long-term capital gains                          -
Capital loss carryover                                 4,778,196


The Pro-Blend SM Maximum Term Series capital loss carryover, disclosed above, available to the extent allowed by tax law to offset future net capital gain, if any, will expire as follows:


Loss Carryover   Expiration Date
--------------  -----------------
$4,645,723       October 31, 2010
$  132,473       October 31, 2011


9.  SUBSEQUENT  EVENT

Effective November 1, 2003, the fund accounting and transfer agent servicing agreement between the Fund and the Advisor was amended. Under the amended agreement, for providing fund accounting and transfer agent services, the Fund will pay the Advisor a fee of 0.15% of the Fund's net assets up to $900 million, 0.11% for the Fund's net assets between $900 million and $1.5 billion, and 0.07% for the Fund's net assets over $1.5 billion. These fee rates are scheduled to be reduced each year through 2007. Additionally, certain transaction and account-based fees and out-of-pocket expenses will be charged. Expenses not directly attributable to a series will be allocated based on each series' relative net assets.

--------------------------------------------------------------------------------

FEDERAL  INCOME  TAX  INFORMATION  (UNAUDITED)

For federal income tax purposes, each of the Series designate the maximum amount allowable under the tax law as qualified divided income

Report  of  Independent  Auditors

To the Board of Directors of Exeter Fund, Inc. and Shareholders of - Pro-BlendSM Conservative Term Series, Pro-BlendSM Moderate Term Series, Pro-BlendSM Extended Term Series and Pro-BlendSM Maximum Term Series:


In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Pro-BlendSM Conservative Term Series, Pro-BlendSM Moderate Term Series, Pro-BlendSM Extended Term Series and Pro-BlendSM Maximum Term Series (each a Series of Exeter Fund, Inc., hereafter collectively referred to as the "Series") at October 31, 2003, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


/s/PRICEWATERHOUSECOOPERS  LLP
BOSTON,  MASSACHUSETTS
DECEMBER  12,  2003

Directors'  &  Officers'  Information  (unaudited)

The Statement of Additional Information provides additional information about the Fund's directors and officers and can be obtained without charge by calling 1-800-466-3863 or on the EDGAR Database on the SEC Internet website (http:\\www.sec.gov).



Name:                                              William Manning
Address:                                           1100 Chase Square
                                                   Rochester, NY 14604
Age:                                               66
Current Position(s) Held with Fund:                President
Term of Office & Length of Time Served:            N/A - Since 1985
Principal Occupation(s) During Past 5 Years:       Director of Investment Process, Director & Co-founder, Manning & Napier
                                                   Advisors, Inc.
                                                   Holds one or more of the following titles for various subsidiaries and affiliates: President, Founder, CEO, Treasurer or Member
Number of Portfolios Overseen within Fund Complex: 18
Other Directorships Held Outside Fund Complex:     N/A
-----------------------------------------------------------------------------------------------------------------------------------
Name:                                              B. Reuben Auspitz*
Address:                                           1100 Chase Square
                                                   Rochester, NY 14604
Age:                                               56
Current Position(s) Held with Fund:                Principal Executive Officer, Vice President, Chairman & Director
Term of Office & Length of Time Served:            N/A - Since 1984
Principal Occupation(s) During Past 5 Years:       Executive Vice President & Director, Manning & Napier Advisors, Inc.
                                                   Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Chairman, Treasurer or Member
Number of Portfolios Overseen within Fund Complex: 24**
Other Directorships Held Outside Fund Complex:     N/A
-----------------------------------------------------------------------------------------------------------------------------------
Name:                                              Martin Birmingham
Address:                                           1100 Chase Square
                                                   Rochester, NY 14604
Age:                                               82
Current Position(s) Held with Fund:                Director
Term of Office & Length of Time Served:            N/A - Since 1994
Principal Occupation(s) During Past 5 Years:       Advisory Trustee, The Freedom Forum (nonpartisan, international foundation)
Number of Portfolios Overseen within Fund Complex: 24**
Other Directorships Held Outside Fund Complex:     N/A
-----------------------------------------------------------------------------------------------------------------------------------
Name:                                              Harris H. Rusitzky
Address:                                           1100 Chase Square
                                                   Rochester, NY 14604
Age:                                               68
Current Position(s) Held with Fund:                Director, Audit Committee Member
Term of Office & Length of Time Served:            N/A - Since 1985
Principal Occupation(s) During Past 5 Years:       President, The Greening Group (business consultants)
Number of Portfolios Overseen within Fund Complex: 24**
Other Directorships Held Outside Fund Complex:     N/A
-----------------------------------------------------------------------------------------------------------------------------------

Directors'  &  Officers'  Information  (unaudited)



-----------------------------------------------------------------------------------------------------------------------------------
Name:                                               Peter L. Faber
Address:                                            1100 Chase Square
                                                    Rochester, NY 14604
Age:                                                65
Current Position(s) Held with Fund:                 Director
Term of Office & Length of Time Served:             N/A - Since 1987
Principal Occupation(s) During Past 5 Years:        Partner, McDermott, Will & Emery (law firm)
Number of Portfolios Overseen within Fund Complex:  24**
Other Directorships Held Outside Fund Complex:      New York City Partnership & Chamber of Commerce, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
Name:                                               Stephen B. Ashley
Address:                                            1100 Chase Square
                                                    Rochester, NY 14604
Age:                                                63
Current Position(s) Held with Fund:                 Director, Audit Committee Member
Term of Office & Length of Time Served:             N/A - Since 1996
Principal Occupation(s) During Past 5 Years:        Chairman, Director, President & Chief Executive Officer,
                                                    The Ashley Group (property management and investment)
Number of Portfolios Overseen within Fund Complex:  24**
Other Directorships Held Outside Fund Complex:      Genesee Corp.
                                                    The Ashley Group
                                                    Fannie Mae
-----------------------------------------------------------------------------------------------------------------------------------
Name:                                               Christine Glavin
Address:                                            1100 Chase Square
                                                    Rochester, NY 14604
Age:                                                37
Current Position(s) Held with Fund:                 Principal Financial Officer, Chief Financial Officer
Term of Office & Length of Time Served:             N/A - Since 2001
Principal Occupation(s) During Past 5 Years:        Fund Accounting Manager, Manning & Napier Advisors, Inc.
Number of Portfolios Overseen within Fund Complex:  24**
Other Directorships Held Outside Fund Complex:      N/A
-----------------------------------------------------------------------------------------------------------------------------------
Name:                                               Jodi L. Hedberg
Address:                                            1100 Chase Square
                                                    Rochester, NY 14604
Age:                                                35
Current Position(s) Held with Fund:                 Corporate Secretary
Term of Office & Length of Time Served:             N/A - Since 1997
Principal Occupation(s) During Past 5 Years:        Compliance Manager, Manning & Napier Advisors, Inc. & Affiliates
Number of Portfolios Overseen within Fund Complex:  24**
Other Directorships Held Outside Fund Complex:      N/A
-----------------------------------------------------------------------------------------------------------------------------------
Name:                                               Alaina V. Metz
Address:                                            1100 Chase Square
                                                    Rochester, NY 14604
Age:                                                36
Current Position(s) Held with Fund:                 Special Assistant Secretary
Term of Office & Length of Time Served:             N/A - Since 2002
Principal Occupation(s) During Past 5 Years:        Vice President, BISYS
Number of Portfolios Overseen within Fund Complex:  18
Other Directorships Held Outside Fund Complex:      N/A
-----------------------------------------------------------------------------------------------------------------------------------



*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of position with the investment advisor.
**Includes  portfolios  of  Exeter  Insurance  Fund,  Inc.

ITEM  2:  CODE OF ETHICS

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as Exhibit 10(a).

(b) During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2 (a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2 (a) above were granted

Not applicable to the registrant due to the response given in 2 (c) above.

ITEM  3:  AUDIT COMMITTEE FINANCIAL EXPERT

All of the members of the Audit committee have been determined by the Registrant's Board of Directors to be Audit Committee Financial Experts as defined in this item. The members of the Audit Committee are: Harris H. Rusitzky and Stephen B. Ashley. All Audit Committee members are independent under applicable rules. This designation will not increase the designees duties, obligations or liability as compared to their duties, obligations and liability as a member of the Audit Committee and of the Board.


ITEM  4:  PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable until the first fiscal year ending after December 15, 2003.

ITEM 5:  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable.

ITEM  6:  [RESERVED]

ITEM  7:  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM  8:  [RESERVED]

ITEM  9:  CONTROLS  AND  PROCEDURES

(a) The Principal Executive Officer and Principal Financial Officer of Pro-Blend SM Conservative Term Series, Pro-Blend SM Moderate Term Series, Pro-Blend SM Extended Term Series, Pro-Blend SM Maximum Term Series, Tax Managed Series, Equity Series and Overseas Series, each a series of Exeter Fund, Inc., (the "Funds") have evaluated the disclosure controls and procedures (as defined in Rule 30a-2(c)) of the Funds within 90 days of the filing date of this Form N-CSR (the "Effective Date") and they believe that the disclosure controls and procedures are effective.

(b) There have been no significant changes in the Funds' internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM  10:  EXHIBITS

(a)  Code  of  ethics  that  is  subject  to  the  disclosure  of Item 2 hereof.

(b)(1) Separate certifications for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Ex99.CERT.

(b)(2) A certification of the Registrant's pricipal executive officer and principal financial officer, as required by 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as Ex99.906CERT. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities
Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Exeter  Fund,  Inc.


/s/  B.  Reuben  Auspitz
B.  Reuben  Auspitz
Vice President & Principal Executive Officer of Exeter Fund, Inc. December 29, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/  B.  Reuben  Auspitz
B.  Reuben  Auspitz
Vice President & Principal Executive Officer of Exeter Fund, Inc. December 29, 2003

/s/  Christine  Glavin
Christine  Glavin
Chief Financial Officer and Principal Financial Officer of Exeter Fund. Inc. December 29, 2003